                                                                   Exhibit 10.23

                                                               EXECUTION VERSION

================================================================================

                            LEASE AGREEMENT [N296SK]

                          dated as of December 20, 2001

                                     between

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION

                                 Owner Trustee,

                                                                         Lessor,

                                       and

                            CHAUTAUQUA AIRLINES, INC.

                                                                         Lessee.

                  Covering One Embraer Model EMB-145LR Aircraft
                           Registration Number N296SK
                       Manufacturer's Serial Number 145514

================================================================================

                       THIS IS ORIGINAL COUNTERPART NO. 1.
TO THE EXTENT, IF ANY, THAT THIS LEASE AGREEMENT [N296SK] CONSTITUTES CHATTEL PAPER (AS THE TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE AGREEMENT [N296SK] MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART MARKED COUNTERPART NO.1


------------
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933. The omitted materials have been filed separately with the Securities and Exchange Commission.

          THIS LEASE AGREEMENT [N296SK], dated as of December 20, 2001, between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Owner Trustee, the Lessor, and CHAUTAUQUA AIRLINES, INC., a New York corporation, the Lessee.

                              W I T N E S S E T H:

          WHEREAS, the Lessor intends to purchase the Aircraft pursuant to the terms of the Participation Agreement;

          WHEREAS, the Lessee desires to lease from the Lessor and the Lessor is willing to lease to the Lessee the Aircraft upon and subject to the terms and conditions of this Lease; and

          WHEREAS, the parties intend this Lease to constitute a true lease and not a security agreement;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties do hereby agree as follows:

Section 1. INTERPRETATION.

          (a) DEFINITIONS.

          Capitalized terms used herein and defined in Appendix A shall, except as such definitions may be specifically modified in the body of this Lease for the purposes of a particular section, paragraph or clause, have the meanings given such terms in Appendix A and, unless otherwise specified, such meanings shall be equally applicable to both the singular and the plural forms of such terms.

          (b) REFERENCES.

          References in this Lease to sections, paragraphs, clauses, appendices, schedules and exhibits are to sections, paragraphs, clauses, appendices, schedules and exhibits in and to this Lease unless otherwise specified. Paragraphs identified with a letter and clauses identified with a number or letter within a section may be referred to either by section reference (for example, this is Section l(b)) or by paragraph and clause reference (for example, this is also paragraph (b) of Section 1) with the same meaning.

          (c) HEADINGS.

          The headings of the various sections, paragraphs and clauses of this Lease and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

          (d) APPENDICES, SCHEDULES AND EXHIBITS.

          The appendices, schedules and exhibits hereto are part of this Lease.

Section 2. DELIVERY AND LEASING OF THE AIRCRAFT.

          (a) LEASING OF THE AIRCRAFT.

          Subject to the satisfaction or waiver of the conditions precedent stated in the Participation Agreement, the Lessor agrees to lease to the Lessee, and the Lessee agrees to lease from the Lessor, the Aircraft on the terms and conditions set forth herein, such leasing to be evidenced by the execution and delivery by the Lessor and the Lessee on the Delivery Date of a Lease Supplement.

          (b) DELIVERY AND ACCEPTANCE OF THE AIRCRAFT UNDER THE LEASE.

          The Lessor hereby authorizes one or more persons designated by the Lessee as the authorized representative or representatives of the Lessor to accept delivery of the Aircraft from the Seller. By executing and delivering Lease Supplement No. 1, the Lessee confirms to the Lessor that the Lessee has duly and irrevocably accepted delivery of the Aircraft for all purposes of this Lease.

Section 3. TERM AND RENT.

          (a) TERM.

          The Aircraft is leased for a Term which shall comprise the Basic Term and, at the option of the Lessee exercised in accordance with Section 13(a), one or more Renewal Terms. The Basic Term shall commence on the Delivery Date and continue through the Expiration Date; and each Renewal Term, if any, shall be for the applicable period provided in Section 13(a), except that the Term (including the Basic Term or any Renewal Term, as the case may be) shall end upon any earlier termination of this Lease according to its terms.

          (b) BASIC RENT.

          The Lessee shall pay Basic Rent in consecutive monthly installments on each Basic Rent Payment Date during the Basic Term, each such installment to be in an amount determined by multiplying Lessor's Cost by the percentage set forth in Exhibit C-1 for the applicable Basic Rent Payment Date. The Lessee shall pay Basic Rent during a Renewal Term in the amounts and at the times provided in
Section 13(a) for such Renewal Term. For the avoidance of doubt, and notwithstanding any provision to the contrary in this Lease, the amount of Basic Rent that the Lessee is required to pay to the Lessor for the use of the Aircraft for each Basic Rent Period listed in column (1) of Exhibit C-2 hereof shall be the amount determined by multiplying Lessor's Cost by the percentage set forth in column (2) of Exhibit C-2 beside such Basic Rent Period. "Basic Rent Period" means each of (x) the period commencing on and including the Delivery Date and ending on but excluding the first Basic Rent Payment Date following the Delivery Date, and (y) each period commencing on and including a Basic Rent Payment Date and ending on but excluding the next subsequent Basic Rent Payment Date.

          (c) SUPPLEMENTAL RENT.

          The Lessee shall pay to the Lessor, or to whoever shall be entitled thereto, any and all Supplemental Rent when the same shall become due and owing. Without limiting the foregoing, the Lessee shall pay as Supplemental Rent:

               (i) to the Lessor, on demand, interest at the Past Due Rate on any part of any installment of Basic Rent not paid when due for the period for which the same shall be overdue; and

               (ii) to whoever shall have been entitled to receive the relevant payment of Supplemental Rent, on demand, interest at the Past Due Rate on any payment of Supplemental Rent (other than interest payable under this clause (ii)) not paid when due for the period for which the same shall be overdue.

          The obligations of the Lessee to pay Supplemental Rent provided for in this Section 3(c) shall survive the expiration or other termination of this Lease.

          (d) ADJUSTMENTS TO BASIC RENT AND TERMINATION VALUES.

          All installments of Basic Rent remaining to be paid during the Basic Term and the Basic Rent allocations set forth in Exhibit C-2 shall be recalculated and adjusted, upwards or downwards as the case may be (and corresponding adjustments shall be made to the EBO Amount and the Termination Values applicable during the remaining Basic Term) to maintain the Net Economic Return through the EBO Date as well as the end of the Basic Term and, to the greatest extent consistent with such maintenance of such Net Economic Return, to minimize the net present value (calculated at a discount rate equal to the Applicable Rate or such other rate as may be specified by the Lessee to the Owner Participant) of the remaining Basic Rent payments (or, if the Lessee shall have so specified to the Owner Participant, the remaining Basic Rent Payments to the EBO Date together with the EBO Amount), if:

               (i)   the Delivery Date shall not be December 20, 2001;

               (ii)  [Reserved]; or

               (iii) there shall be an adjustment of Termination Values as provided in Section 16 of the Tax Indemnity Agreement.

Adjustments to the installments of Basic Rent (expressed as percentages of Lessor's Cost) set forth in Exhibit C-1 and to the Basic Rent allocations set forth in Exhibit C-2 and conforming adjustments to the EBO Amount and the amounts of Termination Values (expressed as percentages of Lessor's Cost) set forth in Exhibit D shall be calculated by the Owner Participant in accordance with the terms of this Section 3(d), and the Owner Participant shall deliver to the Lessee and the Lessor schedules setting forth the revised EBO Amount and the revised percentages that the Owner Participant proposes to include in Exhibits C-1, C-2 and D, subject to review by the Lessee and verification as provided herein. In the event of a dispute regarding any such adjustment which is not resolved by agreement of the Lessee and the Owner Participant, the adjustments, at the request of the Lessee delivered to the Owner Participant within 30 days after receipt of the Owner Participant's proposed adjustments, shall be subjected to verification by a lease advisory firm or a nationally recognized firm of accountants in each case to be selected by the Owner Participant and reasonably acceptable to the Lessee. The Owner Participant shall provide to such firm, but not, in any circumstances, to Lessee or any representatives of Lessee, on a confidential basis such information as such firm may reasonably require, including, without limitation, a true copy of this Lease and a full description of the methodology and assumptions employed by the Owner Participant in calculating the EBO Amount or Basic Rent payments and allocations or Termination Value set forth in Exhibits C-1, C-2 and D as in effect on the Delivery Date and a true copy of the calculations of the same performed by the Owner Participant at the time, to enable such firm to determine whether the adjustments proposed by the Owner Participant are mathematically accurate, apply the same methodology and assumptions (except to the extent changed by the events giving rise to such recalculation or any prior recalculation pursuant to this Section 3(d)) as were employed in the calculations of the Basic Rent payments and allocations, EBO Amount and Termination Values in effect on the Delivery Date, and are otherwise in conformity with the provisions of this Lease. The Lessee and its financial advisors shall be entitled to submit such data and views as the Lessee may elect to such firm concerning the proposed adjustments. The firm shall be requested to deliver to each of the Owner Participant, the Lessee and the Lessor within 30 days after its appointment its determination as to the changes, if any, that are appropriate with respect to the adjustments proposed by the Owner Participant. The adjustments proposed by the Owner Participant, if not disputed by the Lessee as provided above, or the determination of the firm as provided above, as the case may be, shall be conclusive, final and binding upon the Lessor, the Lessee and the Owner Participant, and the EBO Amount and Exhibits C-1, C-2 and D shall be amended to reflect them. No dispute concerning any adjustment shall release the Lessee from its obligation to pay the EBO Amount or Basic Rent or Termination Value as then set forth in Exhibits C-1 and D. All reasonable fees and expenses payable to a firm pursuant to this paragraph shall be paid by the Lessee except that such fees and expenses shall be paid entirely by the Owner Participant if, as a result of changes determined by the firm, the net present value, discounted at the Applicable Rate or such other rate as the Lessee may have specified as provided above in this paragraph, of Basic Rent remaining to be paid is ten basis points (0.10%) or more lower than it would have been under the adjustments proposed by the Owner Participant.

Any adjustments made pursuant to this Section 3(d) shall (i) be made so as to avoid characterization of this Lease as a "disqualified leaseback or long-term agreement" within the meaning of Section 467 of the Code and/or regulations thereunder (or any successor or relevant Code provision or regulations) and (ii) be in compliance with the requirements of Sections 4.02(5) and 4.07(l) of the Revenue Procedure 2001-29 (or any successor revenue procedure), except to the extent that on the Delivery Date the Lease constituted such a "disqualified leaseback or long-term agreement" or was not in compliance with the revenue procedure referred to in clause (ii). In addition, notwithstanding any other provisions herein, in no event shall the EBO Amount be adjusted to an amount that is less than the greater of (A) the adjusted Termination Value as of the applicable EBO Date, (B) the estimated fair market value of the Aircraft on the applicable EBO Date (as set forth in the appraisal received pursuant to Section 3.01(b)(xiii) of the Participation Agreement), and (C) the present value as of the applicable EBO Date of (x) the remaining scheduled Basic Rent through the end of the Basic Term plus (y) Estimated Value (as identified on Exhibit B) (the present value calculation described in this clause (C) shall utilize a monthly compounded discount rate no lower than the rate per annum identified on Exhibit B as the Compounded Discount Rate). All adjustments required pursuant to this Section 3(d) shall be set forth in a Lease Supplement or in an amendment to this Lease. In connection with any such adjustment to Basic Rent payments pursuant to this Section 3(d), appropriate corresponding adjustments shall be made to the percentages set forth in Exhibit D in the columns with the headings "Deferred Basic Rent Amount" or "Prepaid Basic Rent Amount", as the case may be, and such corresponding adjustments shall also be set forth in such Lease Supplement or amendment to this Lease.

          (e) MANNER OF PAYMENT.

          All Rent payable by the Lessee to the Lessor hereunder shall be paid to the Lessor at the following account or at such other account as the Lessor shall specify in a notice to the Lessee, in Dollars in immediately available funds, so that the Lessor receives the full amount of each payment not later than 12:00 noon Eastern Time on the due date thereof:

               Bank: Bankers Trust Company
               ABA No.: 021 001 033
               Account no.: 50 255 888
               Account Name: GECC T&I Air Depository Account
               Ref: Chautauqua N296SK Rent Payment

If any Rent is due on a day that is not a Business Day, such Rent shall be paid on the next succeeding Business Day with the same force and effect as if paid on the scheduled date of payment and (if paid on such next succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of payment on such next succeeding Business Day.

          (f) RENT OBLIGATIONS UNCONDITIONAL.

          The Lessee's obligations to pay all Rent due and owing under the terms hereof shall be absolute and unconditional and shall not be affected by any circumstance whatsoever including, without limitation, (i) any setoff, counterclaim, recoupment or other right which the Lessee may have against the Lessor, the Owner Participant, or anyone else for any reason whatsoever, (ii) any defect in the title, airworthiness, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, the Aircraft, or any interference, interruption or cessation in or prohibition of the use or possession thereof by the Lessee for any reason whatsoever, including, without limitation, any such interference, interruption, cessation or prohibition resulting from the act of any governmental authority or any violation by the Lessor of Section 4 hereof, (iii) any Liens, encumbrances or rights of others with respect to the Aircraft, (iv) the invalidity or unenforceability or lack of due authorization or other infirmity or disaffirmance of this Lease or any provision hereof or any other Operative Agreement or any lack of right, power or authority of the Lessor or the Lessee to enter into this Lease or any other Operative Agreement, (v) any insolvency, bankruptcy, reorganization or similar proceedings by or against the Lessee, or any other Person, or (vi) any other cause whether similar or dissimilar to the foregoing, any present or future law notwithstanding, it being the intention of the parties that all Rent payable by the Lessee hereunder shall continue to be payable in all events in the manner and at the times provided herein. Such Rent shall not be subject to any abatement and the payments thereof shall not be subject to any setoff or any reduction for any reason other than manifest error in the calculation thereof or the documentation of this Lease. To the extent permitted by Applicable Law, the Lessee waives any rights which it may now have or which may be conferred upon it by statute or otherwise to terminate, cancel, quit or surrender this Lease except in accordance with the terms hereof. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise except as specifically provided in Sections 8, 13, 14 and 17, Lessee nonetheless agrees to pay to Lessor an amount equal to the Rent payment at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been terminated in whole or in part. Subject to the following sentence, each payment of Rent made by Lessee to Lessor shall be final as to Lessor and Lessee and Lessee will not seek to recover all or any part of such payment of Rent for any reason whatsoever. Nothing herein shall be construed as a waiver by the Lessee of any claim it may have against any Person arising under any of the Operative Agreements or otherwise, including, without limitation, any claim that Rent payments demanded from or paid by the Lessee are or were not due, are or were erroneous or were paid under mistake or protest, or be construed as a limitation on any rights of the Lessee to assert any claim in any proceeding at law, in equity or otherwise against the Lessor or any other Person and to pursue and obtain relief on such claim in such manner as the Lessee shall deem appropriate other than by setoff against Rent payments due under the terms hereof.

Section 4. THE LESSOR'S REPRESENTATIONS AND WARRANTIES.

          (a) REPRESENTATION AND WARRANTIES. THE LESSOR LEASES THE AIRCRAFT HEREUNDER "AS-IS", "WHERE IS" AND NEITHER THE LESSOR, TRUST COMPANY INDIVIDUALLY NOR THE OWNER PARTICIPANT SHALL BE DEEMED TO HAVE MADE, AND HEREBY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, CONDITION, VALUE, DESIGN, OPERATION, MERCHANTABILITY, COMPLIANCE WITH SPECIFICATIONS, CONSTRUCTION, PERFORMANCE OR FITNESS FOR USE OR FOR ANY PURPOSE OF THE AIRCRAFT OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON LIABILITY IN TORT, STRICT OR OTHERWISE, AS TO FREEDOM FROM INTERFERENCE IN POSSESSION OR USE, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE AIRCRAFT OR ANY PART THEREOF OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF, except that the Lessor warrants that on the Delivery Date the Lessor shall have received whatever title was conveyed to it by the Seller and the Lessor warrants that the Aircraft shall be free of Lessor's Liens (other than Liens arising as a result of a Permitted Security Interest) during the Term.

          (b) QUIET ENJOYMENT. The Lessor covenants that during the Term, as long as no Event of Default has occurred and is continuing, the Lessee's possession, use and quiet enjoyment of the Aircraft leased hereunder shall not be interrupted by the Lessor (or any Person lawfully claiming through the Lessor).

          (c) MANUFACTURER'S WARRANTIES. Lessor hereby assigns to Lessee all rights Lessor has under any warranty, express or implied, with respect to the Aircraft and the Engines or any Parts thereof made by the Manufacturer, the Engine Manufacturer, or any other Person, and all proceeds thereof and recoveries thereunder under the Embraer Purchase Agreement, Embraer Purchase Agreement Assignment, Airframe Warranty Assignment and Consent, Engine Warranty Agreement and Engine Warranty Assignment and Consent and otherwise, to the extent that such warranties exist or may be assigned or otherwise made available to Lessee; provided, however, that upon the occurrence of an Event of Default and any termination of this Lease under Section 17 hereof, all such rights shall, without further action or notice, immediately revert to Lessor including all claims thereunder whether or not perfected. In the event any such warranties are not assignable to Lessee, Lessor shall use commercially reasonable efforts at Lessee's expense to enforce such warranties on Lessee's behalf.

Section 5. Possession, Operation and Use,
           MAINTENANCE, REGISTRATION AND INSIGNIA.

          (a) GENERAL.

          Except as otherwise expressly provided herein, the Lessee (and any Permitted Sublessee) shall be entitled during the Term to operate, use, locate, employ or otherwise utilize or not utilize the Airframe, Engines and Parts leased hereunder in any lawful manner or place in accordance with the Lessee's (or such Permitted Sublessee's) business judgment.

          (b) POSSESSION.

          The Lessee shall not sublease, or otherwise in any manner deliver, relinquish or transfer possession of the Airframe or any Engine leased hereunder to any Person or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe, during the Term, without the prior consent of the Lessor, which consent may be withheld in its sole discretion, PROVIDED, HOWEVER, that so long as (A) only in the case of clause (x) below, no Default of the type referred to in Section 16(a), (b), (f), (g) or (h) hereof shall have occurred and be continuing, (B) no Event of Default shall have occurred and be continuing, and (C) all approvals, consents or authorizations required from the Aeronautical Authority in connection with any such sublease or such delivery, transfer or relinquishment of possession have been obtained and remain in full force and effect, the Lessee (or, except in the case of clause (x) below, any Permitted Sublessee) may, without the prior consent of the Lessor:

               (i) enter into a charter or wet lease or other similar arrangement under which the Lessee (or such Permitted Sublessee) has operational control of the Airframe and any Engines installed thereon in the course of the Lessee's business (which shall not be considered a transfer of possession hereunder), provided that the Lessee's obligations under this Lease and such Permitted Sublessee's obligations under the relevant Sublease shall continue in full force and effect notwithstanding any such charter or wet lease or other similar arrangement;

               (ii) deliver possession of the Airframe or any Engine or any Part to the manufacturer thereof or to any organization for testing, service, repair, maintenance, overhaul work or other similar purposes or for alterations or modifications or additions required or permitted by the terms of this Lease;

               (iii) subject the Airframe and any Engines installed thereon to interchange agreements (provided that (x) any such interchange agreement with respect to the Airframe shall not result in the Lessee (or a Permitted Sublessee) being out of possession of the Airframe for a period of more than two (2) consecutive days at any one time; (y) such interchange agreement is entered into with a Permitted Sublessee; and (z) the party to such interchange agreement is not then subject to a proceeding or final order under applicable bankruptcy, insolvency or reorganization laws on the date such interchange agreement is entered into) or any Engine to interchange or pooling agreements or arrangements which are applicable to other similar property owned by or leased to the Lessee (or such Permitted Sublessee) and are entered into by the Lessee (or such Permitted Sublessee) in the course of its airline business with any air carrier, provided, that (A) no such agreement or arrangement shall under any circumstances result in, contemplate or require the transfer of title to the Aircraft, Airframe or any Engine and (B) if the Lessor's title to any Engine shall nevertheless be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Engine and the Lessee shall comply with Section 7(e) hereof in respect thereof;

               (iv) install an Engine on an airframe owned by the Lessee (or such Permitted Sublessee) free and clear of all Liens except (A) Permitted Liens, (B) those which apply only to the engines (other than the Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe, and (C) those created by the rights of other air carriers under interchange or pooling agreements or other arrangements customary in the airline industry which do not contemplate, permit or require the transfer of title to such airframe or engines installed thereon;

               (v) install an Engine on an airframe, leased to the Lessee (or such Permitted Sublessee) or purchased by the Lessee (or such Permitted Sublessee) subject to a conditional sale or other security agreement, but only if (A) such airframe is free and clear of all Liens, except (i) the rights of the parties to such lease, or any such secured financing arrangement, covering such airframe and (ii) Liens of the type permitted by Section 5(b)(iv) and (B) Lessee (or such Permitted Sublessee) shall have received from the lessor, mortgagee, secured party or conditional seller, in respect of such airframe, a written agreement (which may be a copy of the lease, mortgage, security agreement, conditional sale or other agreement covering such airframe), whereby such Person agrees that it will not acquire or claim any right, title or interest in, or Lien on, such Engine by reason of such Engine being installed on such airframe at any time while such Engine is subject to this Lease (or, in the case of such Permitted Sublessee, the relevant Sublease) or is owned by Lessor;

               (vi) install an Engine on an airframe, owned by the Lessee (or such Permitted Sublessee), leased by the Lessee (or such Permitted Sublessee) or purchased by the Lessee (or such Permitted Sublessee) subject to a conditional sale or other security agreement under circumstances where neither clause (iv) nor clause (v) above is applicable, provided that any such installation (so long as the same shall be continuing) shall be deemed an Event of Loss with respect to such Engine and the Lessee shall comply with Section 7(e) hereof;

               (vii) transfer possession of the Airframe or Engine to the United States of America or any instrumentality thereof pursuant to the Civil Reserve Air Fleet Program (as established and administered pursuant to Executive Order 11490, as amended, as superseded by United States Executive Order No. 12656) or any similar or substitute program ("CRAF Program"), in which event Lessee (or such Permitted Sublessee) shall promptly notify Lessor in writing of any such transfer of possession and, in the case of any transfer pursuant to the CRAF Program, in such notification shall identify by name, address and telephone numbers the Contracting Office Representatives of the Military Airlift Command of the United States Air Force to whom notices must be given and to whom requests or claims must be made to the extent applicable under the CRAF Program;

               (viii) transfer possession of the Airframe or any Engine to the United States of America, or to a foreign government, when required by Applicable Law (it being understood that nothing in this clause (viii) shall relieve the Lessee from its obligations under Section 8(a) if such transfer becomes an Event of Loss), in which event Lessee shall promptly notify Lessor in writing of any such transfer of possession;

               (ix) [Reserved];

               (x) subject to the provisions of this Section 5(b), enter into a sublease with respect to any Engine or the Airframe and Engines or engines then installed on the Airframe to any Permitted Sublessee if
          (A) Lessee shall provide written notice to Lessor and Owner Participant at least 10 days prior to entering into any such sublease,
          (B) in any such case, the sublessee under such sublease is not subject to a proceeding or final order under applicable bankruptcy, insolvency or reorganization laws on the date such sublease is entered into, (C) in the event that the sublessee under such sublease is a foreign air carrier or Person based in a country other than the United States, the United States maintains normal diplomatic relations with the country in which such proposed sublessee is principally based at the time such sublease is entered into and (D) in the event that the sublessee under such sublease is a foreign air carrier or Person based in a country other than the United States, prior to the effectiveness of such sublease Lessor shall have received an opinion (in form and substance reasonably acceptable to Lessor) of counsel to Lessee (reasonably acceptable to Lessor) to the effect that (I) the terms of the proposed sublease will be legal, valid, binding and (subject to customary exceptions) enforceable against the proposed sublessee in the country in which the proposed sublessee is principally based, (II) there exist no possessory rights in favor of the sublessee under such sublease under the laws of such sublessee's country of domicile that would, upon bankruptcy or insolvency of or other default by the Lessee and assuming that at such time such sublessee is not insolvent or bankrupt, prevent the return or repossession of the Aircraft in accordance with and when permitted by the terms of Section 17(a) upon the exercise by Lessor of its remedies under Section 17(a), (III) the laws of such sublessee's country of domicile require fair compensation by the government of such jurisdiction payable in currency freely convertible into Dollars for the loss of use of or title to such Engine or the Airframe in the event of the requisition by such government of such use or title (it being understood that in the event such opinion cannot be given in a form reasonably satisfactory to the Owner Participant, such opinion will be waived if insurance reasonably satisfactory to the Owner Participant is provided to cover such requisition), (IV) the laws of such sublessee's country of domicile would give recognition to Lessor's title to such Engine or the Airframe, to the registry of such Engine or the Airframe in the name of Lessor (or Lessee, as "lessee", or the proposed sublessee, as appropriate), (V) all filings, if any, required to be made in such jurisdiction in connection with the execution of such sublease in order to protect the interest of Lessor in such Engine or the Airframe have been made, (VI) it is not necessary for the Owner Participant or Lessor to register or qualify to do business in such jurisdiction, if not already so registered or qualified, as a result, in whole or in part, of the proposed sublease, (VII) the agreement of such Permitted Sublessee that its rights under the sublease are subject and subordinate to all the terms of this Lease is enforceable against such Permitted Sublessee under Applicable Law of such country, and (VIII) there is no tort liability for owners not in possession of aircraft in such country more onerous than under the laws of the United States or any state thereof (it being agreed that in the event such opinion cannot be given in a form reasonably satisfactory to the Owner Participant, such opinion will be waived if insurance reasonably satisfactory to the Owner Participant is provided to cover the risk of such tort liability); provided that no such sublease shall be made to a Permitted Sublessee of the type described in clause (b) of the definition thereof that is not domiciled in the United States or of the type described in clause (b) of the definition of Permitted Air Carrier or to any tax exempt entity within the meaning of Section 168(h) of the Code prior to the end of the Recovery Period, unless the Lessee prepays on a lump sum basis any liability due under the Tax Indemnity Agreement as a result of such sublease based upon the assumption that such sublease will continue for the full term of such sublease;

PROVIDED that (1) the rights of any transferee who receives possession by reason of a transfer permitted by this Section 5(b) (other than by a transfer of an Engine which is deemed an Event of Loss) shall be subject and subordinate to all the terms of this Lease; (2) the Lessee shall remain primarily liable hereunder for the performance of all the terms and conditions of this Lease and all of the terms and conditions of this Lease and the other applicable Operative Agreements shall remain in effect; (3) no sublease or transfer of possession otherwise in compliance with this Section 5(b) shall (A) result in any registration or re-registration of the Aircraft except to the extent permitted by Section 5(e) or the maintenance, operation or use thereof except in compliance with Sections 5(c) and 5(d), (B) permit any action not permitted to the Lessee hereunder, (C) extend beyond the end of the Term (except to the extent that the Lessee shall have irrevocably committed to exercise a purchase option in accordance with the terms hereof) or (D) contain any purchase option exercisable at an earlier date or at a lower price than such date or price, as the case may be, as permitted under Section 13(b) hereof; (4) if any such sublease or transfer of possession shall, in the reasonable opinion of the Owner Participant, result in any risk of adverse tax consequences, the Lessee shall, prior to entering into the same, provide an indemnity satisfactory in form and substance to the Owner Participant against any such adverse tax consequences;
(5) the Lessee shall provide evidence reasonably satisfactory to Lessor and Owner Participant that the insurance required by Section 9 remains in effect and for the purpose of Lessor's and Owner Participant's review of such insurance requirements, the Lessee shall, at least five (5) days prior to the date of any sublease permitted under this Section 5(b), provide to Lessor and Owner Participant, forms of the broker's report and insurance certificates required by
Section 9(g); (6) all necessary documents shall have been duly filed or recorded in applicable public offices as may be required to preserve the title of Lessor to the Airframe and Engines; and (7) Lessee shall reimburse Lessor and Owner Participant, on an After Tax Basis, for all of their reasonable out-of-pocket expenses (including fees and disbursements of counsel) in connection with any such sublease or transfer.

          In the case of any sublease permitted under this Section 5(b), the Lessee will include in such sublease appropriate provisions which (a) make such sublease expressly subject and subordinate to all of the terms of this Lease, including the rights of the Lessor to avoid such sublease in the exercise of its rights to repossession of the Airframe and Engines hereunder and thereunder; (b) expressly prohibit any further subleasing of the Airframe and Engines; (c) require that the Airframe and Engines be maintained in accordance with a maintenance program approved by the Aeronautical Authority applicable thereto;
(d) require the sublessee to comply with the terms of Section 9 hereof; (e) limit the term of such sublease (including renewal rights) to a period not beyond the end of the Term unless the Lessee shall then have irrevocably committed to exercise a purchase option in accordance with the terms hereof; (f) require that the Airframe and Engines be used in accordance with the limitations applicable to the Lessee's possession and use provided in this Lease and (g) shall include provisions for the maintenance, operation, possession and inspection of the Aircraft that are the same in all material respects as the applicable provisions of this Lease.

          The Lessor hereby agrees for the benefit of the lessor or secured party of any engine or of any airframe (other than the Airframe) leased to the Lessee or purchased by the Lessee subject to a conditional sale or other security agreement, which lease or conditional sale or other security agreement (in the case of any such airframe) also covers an engine or engines owned by the lessor under such lease or subject to a security interest in favor of the secured party under such conditional sale or other security agreement, that the Lessor will not acquire or claim, as against such lessor or secured party, any right, title or interest in any such engine as the result of such engine being installed on the Airframe at any time while such engine is owned by such lessor or is subject to such conditional sale or other security agreement or security interest in favor of such secured party.

          (c) OPERATION AND USE.

          The Lessee shall not operate, use or locate the Airframe or any Engine, or suffer such Airframe or any Engine to be operated, used or located
(i) in any area excluded from coverage by any insurance required by the terms of
Section 9 hereof, except in the case of a requisition by the United States of America where the Lessee obtains (and provides evidence of) indemnity from the Government for the benefit of the Additional Insureds against substantially the same risks and for at least the amounts of the insurance required by Section 9 hereof covering such area, or (ii) outside the United States or Canada in any recognized or, in the Lessee's reasonable judgment, threatened area of hostilities unless covered by war risk insurance, or in either case unless the Airframe or such Engine is operated or used under contract with the Government under which contract the Government assumes liability for substantially the same risks in at least the same amounts as would be covered by such insurance. The Lessee shall not permit the Airframe or any Engine to be used or operated during the Term in violation of any Applicable Law or in violation of any airworthiness certificate, license or registration relating to the Aircraft or such Engines issued by any competent governmental authority, unless (i) the validity thereof is being contested in good faith and by appropriate proceedings which do not involve a non-de minimis danger of the sale, forfeiture or loss of the Airframe or such Engine or the interest of Owner Participant therein, any risk of criminal liability or any material risk of civil liability against Lessor or Owner Participant, or (ii) it is not possible for the Lessee (or a Permitted Sublessee) to comply with the laws of a jurisdiction other than the United States (or other than any jurisdiction in which the Aircraft is then registered) because of a conflict with the applicable laws of the United States (or such jurisdiction in which the Aircraft is then registered).

          (d) MAINTENANCE.

          The Lessee, at its own cost and expense, shall during the Term service, repair, maintain, overhaul and test the Aircraft, the Airframe and each Engine or cause the same to be done in accordance with (1)(i) a maintenance program approved by the Aeronautical Authority and (ii) maintenance standards required by, or substantially equivalent to those required by, the FAA or the central civil aviation authority of Canada, France, Germany, Japan, The Netherlands or the United Kingdom, and shall keep or cause to be kept the Aircraft, the Airframe and each Engine in as good operating condition as originally delivered hereunder, ordinary wear and tear excepted, and shall keep or cause to be kept the Aircraft, the Airframe and each Engine in such operating condition as may be necessary to enable the airworthiness certification of the Aircraft to be maintained in good standing at all times under the applicable rules and regulations of the Aeronautical Authority, except when aircraft of the same type, model or series as the Airframe (powered by engines of the same type as those with which the Airframe shall be equipped at the time of grounding) registered in the same country have been grounded by the Aeronautical Authority, PROVIDED, HOWEVER, that if the airworthiness certificate of the Aircraft shall be withdrawn, then, subject to Section 8 hereof, so long as the Lessee (or a Permitted Sublessee) is taking or causing to be taken all necessary action to promptly correct the condition which caused such withdrawal, no Event of Default shall arise from such withdrawal and (2) except during periods when a Sublease is in effect, the same standards Lessee uses with respect to similar aircraft of similar size in its fleet operated

(whether owned or leased) by Lessee in similar circumstances and during any period in which a Sublease is in effect, the same standards the Permitted Sublessee uses with respect to similar aircraft of similar size in its fleet and operated (whether owned or leased) by the Permitted Sublessee in similar circumstances. Nothing herein shall be deemed to prevent the Lessee (or a Permitted Sublessee) from taking the Aircraft out of service for maintenance or modifications permitted hereunder or storage in accordance with applicable Aeronautical Authority requirements and sound practice for such storage. The Lessee shall maintain or cause to be maintained all records, logs and other documents required by the Aeronautical Authority to be maintained in respect of the Aircraft in English. Lessee further agrees that the Aircraft, Airframe and Engines will be maintained, used, serviced, repaired, overhauled or inspected in compliance with Applicable Law with respect to the maintenance of the Aircraft and compliance with each applicable airworthiness certificate, license and registration relating to the Aircraft, Airframe or any Engine issued by the Aeronautical Authority.

          (e) REGISTRATION.

          Except as otherwise permitted by Section 4.02(b) of the Participation Agreement, or as otherwise required by the Transportation Code or rules, regulations, or orders promulgated thereunder, or to the extent that such registration cannot be effected or continued due to the Lessor's or the Owner Participant's failure to comply with the citizenship or other eligibility requirements for registration of commercial aircraft under the Transportation Code or any rule, regulation or order promulgated thereunder, the Aircraft shall be duly registered in the name of the Lessor under the Transportation Code at all times during the Term; provided that the Lessor shall execute and deliver all such documents as the Lessee may reasonably request for the purpose of effecting, continuing or (as provided in this Section 5(e) hereof and Section 4.02(b) of the Participation Agreement) changing such registration.

Section 6. INSPECTION.

          At all reasonable times during the Term, but upon at least 15 days' prior notice to the Lessee (unless an Event of Default shall have occurred and be continuing, in which event a prior written notice of at least one (1) Business Day is required) and at a time and place reasonably acceptable to the Lessee, the Lessor and the Owner Participant or their authorized representatives (which may include the Manufacturer) may at their own expense (unless an Event of Default shall have occurred and be continuing, in which event the Lessee shall bear such expense) and risk conduct a visual walk-around inspection of the Aircraft and any Engine (including a visual walk-around inspection of the Aircraft during any "C" check or other heavy maintenance) and may inspect the books and records of the Lessee relating to the operation and maintenance thereof and the Lessee shall provide copies of such books and records to the Lessor and the Owner Participant or their authorized representatives at its or their reasonable request; provided that (a) such representatives shall be fully insured to the reasonable satisfaction of the Lessee by the Lessor or the Owner Participant with respect to any risks incurred in connection with any such inspection, (b) any such inspection shall be subject to the safety, security and workplace rules applicable at the location where such inspection is conducted and any applicable governmental rules or regulations, (c) in the case of an inspection during a maintenance visit, such inspection shall not interfere with the normal conduct of such maintenance visit or extend the time required for such maintenance visit or, in any event, at any time interfere with the use or operation of the Airframe or any Engine or with the normal conduct of the Lessee's or a Permitted Sublessee's business, and (d) the Lessee shall not be required to undertake or incur any additional liabilities in connection with any such inspection. All information obtained in connection with any such inspection shall be held confidential by the Lessor and the Owner Participant and shall not be furnished or disclosed by them to anyone other than each other, their bank examiners, auditors, accountants, agents and legal counsel and any Person with whom the Owner Participant is in good faith conducting negotiations relating to the possible transfer and sale of the Owner Participant's interest in the Trust Estate or the Aircraft, if such Person shall have entered into an agreement similar to that contained in this Section 6 whereby such Person agrees to hold such information confidential, and except as may be required by an order of any court or administrative agency or by any statute, rule, regulation or order of any governmental authority or as may be necessary to enforce the terms of this Lease, provided, however, that the Lessor or the Owner Participant may during any time it is offering the Aircraft for sale make customary disclosures to prospective purchasers of the Aircraft as to the then current flight and maintenance status of the Aircraft. The Lessor and the Owner Participant shall have no duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection.

          In addition to any inspection as provided hereunder, upon each request of Owner Participant to Lessee made not more than four times in a calendar year, Lessee will make available to Owner Participant information with respect to the cycles and hours of operation of the Airframe and Engines and the status of the time controlled components of the Engines.

          If requested by Lessor or Owner Participant, Lessee shall provide, or shall cause any Permitted Sublessee to provide, the date (if then scheduled) upon which the Airframe undergoes its next scheduled major check and, with respect to any Engine, the next scheduled off the Airframe maintenance, and shall advise Lessor and Owner Participant of the name and location (if then known) of the relevant maintenance performer.

Section 7. Replacement and Pooling of Parts; Alterations,
           MODIFICATIONS AND ADDITIONS; SUBSTITUTION OF ENGINES.

          (a) REPLACEMENT OF PARTS.

          Except as otherwise provided in the proviso to the third sentence of
Section 7(d) or if the Airframe or an Engine to which a Part relates has suffered an Event of Loss, the Lessee, at its own cost and expense, will during the Term promptly replace all Parts that may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, the Lessee (or a Permitted Sublessee), at its own cost and expense, may remove any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, provided that the Lessee (or such Permitted Sublessee), at its own cost and expense, shall, except as otherwise provided in the proviso to the third sentence of Section 7(d), replace such Parts as promptly as practicable with replacement Parts or temporary replacement parts as provided in Section 7(c) hereof. All replacement Parts shall be free and clear of all Liens except for pooling arrangements to the extent permitted by Section 7(c) and Permitted Liens and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof.

          (b) TITLE TO PARTS.

          Except in respect of any Part as to which title vests in Lessee upon removal as provided in the proviso to the third sentence of Section 7(d) and the fourth sentence of Section 7(d), all Parts at any time removed from the Airframe or any Engine shall remain the property of the Lessor and subject to this Lease, no matter where located, until such time as such Parts shall be replaced by Parts that have been incorporated or installed in or attached to such Airframe or Engine and that meet the requirements for replacement Parts specified in
Section 7(a). Immediately upon any replacement Part becoming incorporated or installed in or attached to an Airframe or Engine as provided in Section 7(a), without further act, (i) title to the replaced Part shall thereupon vest in the Lessee (or the relevant Permitted Sublessee), in "as-is, where-is" condition, free and clear of all rights of the Lessor and any Lessor's Liens and shall no longer be deemed a Part hereunder; (ii) title to such replacement Part shall thereupon vest in the Lessor (subject only to Permitted Liens); and (iii) such replacement Part shall become subject to this Lease and be deemed part of such Airframe or Engine, as the case may be, for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to such Airframe or Engine.

          (c) POOLING OR PARTS LEASING.

          Any Part removed from the Airframe or from any Engine as provided in
Section 7(a) may be subjected by the Lessee (or a Permitted Sublessee) to a pooling or parts leasing agreement or arrangement of a type customary in the airline industry entered into in the ordinary course of the Lessee's (or such Permitted Sublessee's) business, provided the part replacing such removed Part shall be incorporated or installed in or attached to such Airframe or Engine in accordance with Sections 7(a) and 7(b) as promptly as practicable after the removal of such removed Part. In addition, any replacement part when incorporated or installed in or attached to the Airframe or any Engine in accordance with Section 7(a) may be owned by another airline or vendor as customary in the airline industry, subject to a pooling or parts leasing arrangement, PROVIDED that the Lessee (or a Permitted Sublessee), at its expense as promptly thereafter as reasonably practicable, either (i) causes title to such temporary replacement part to vest in the Lessor in accordance with Section 7(b) by the Lessee (or such Permitted Sublessee) acquiring title thereto for the benefit of the Lessor free and clear of all Liens except Permitted Liens, at which time such temporary replacement part shall become a Part and become subject to this Lease or (ii) replaces such temporary replacement part by incorporating or installing in or attaching to such Airframe or Engine a further replacement Part owned by the Lessee (or such Permitted Sublessee) free and clear of all Liens except Permitted Liens and by causing title to such further replacement Part to vest in the Lessor in accordance with Section 7(b).

          (d) ALTERATIONS, MODIFICATIONS AND ADDITIONS.

          The Lessee, at its own expense, shall make (or cause to be made) alterations and modifications in and additions to the Airframe and any Engine as may be required to be made from time to time during the Term by Applicable Law or in order to maintain the insurance required under Section 9 regardless of upon whom such requirements are, by their terms, nominally imposed; PROVIDED, that the Lessee may, in good faith and by appropriate procedure, contest the validity or application of any such standard in any reasonable manner which does not materially adversely affect the interests of the Lessor and does not involve any non-de minimis risk of sale, forfeiture or loss of the Aircraft or the interest of Owner Participant therein, any material risk of civil penalty or any risk of criminal liability being imposed on Lessor or Owner Participant. In addition, the Lessee (or a Permitted Sublessee), at its own expense, may from time to time make or cause to be made such alterations and modifications in and additions to the Airframe and any Engine as the Lessee (or such Permitted Sublessee) may deem desirable in the proper conduct of its business including, without limitation, removal of Parts which Lessee (or such Permitted Sublessee) deems are obsolete or no longer suitable or appropriate for use in the Aircraft, Airframe or such Engine so long as the aggregate value of such removed Parts (based on their value as of the Delivery Date) does not exceed $200,000, PROVIDED further that no such alteration, modification or addition (i) diminishes the value, utility, estimated residual value (with respect to the Airframe only), condition, remaining useful life or airworthiness of such Airframe or Engine below the value, utility, estimated residual value, condition, remaining useful life or airworthiness thereof immediately prior to such alteration, modification or addition, assuming such Airframe or Engine was then in the condition required to be maintained by the terms of this Lease or (ii) causes the Aircraft to be limited use property, except that the value (but not the utility, estimated residual value, condition, remaining useful life or airworthiness) of the Aircraft may be reduced by the value of Parts which the Lessee (or such Permitted Sublessee) has removed as permitted above. Title to all Parts incorporated or installed in or attached or added to the Airframe or any Engine as the result of any alteration, modification or addition effected by the Lessee (or a Permitted Sublessee) shall, without further act, vest in the Lessor free and clear of any Liens except Permitted Liens and become subject to this Lease; provided that the Lessee (or such Permitted Sublessee) may, at any time during the Term, remove any such Part from the Airframe or an Engine if (i) such Part is in addition to, and not in replacement of or in substitution for, any Part originally incorporated or installed in or attached to such Airframe or Engine at the time of delivery thereof hereunder or any Part in replacement of, or in substitution for, any such original Part, (ii) such Part is not required to be incorporated or installed in or attached or added to such Airframe or Engine pursuant to the terms of Section 5(d) or the first sentence of this Section 7(d) or pursuant to the terms of any insurance policies required to be carried hereunder or under any Applicable Law and (iii) such Part can be removed from such Airframe or Engine without diminishing or impairing the value, condition, utility, estimated residual value, remaining useful life or airworthiness which such Airframe or Engine would have had at the time of removal had such alteration, modification or addition not been effected by the Lessee (or such Permitted Sublessee) assuming the Aircraft was otherwise maintained in the condition required by this Lease. Upon the removal by the Lessee (or such Permitted Sublessee) of any such Part as above provided, title thereto shall, without further act, vest in the Lessee (or such Permitted Sublessee), in "as-is, where-is" condition, free and clear of all rights of the Lessor and any Lessor's Liens and such Part shall no longer be deemed a Part hereunder. Any Part not removed by the Lessee (or a Permitted Sublessee) as above provided prior to the return of the Airframe or respective Engine to the Lessor hereunder shall remain the property of the Lessor; provided that nothing in this Section 7(d) shall prohibit the Lessee (or a Permitted Sublessee) from removing any seats from the Aircraft (which seats while so removed shall remain in the possession of the Lessee (or such Permitted Sublessee)) so long as the

Aircraft when returned to the Lessor pursuant to Section 12 hereof shall be in the condition required thereby.

          (e) SUBSTITUTION OF ENGINES.

          So long as no Specified Default shall have occurred and be continuing, the Lessee (or a Permitted Sublessee) shall have the right at its option at any time, on at least 30 days' prior notice to the Lessor and the Owner Participant, to substitute, and if an Event of Loss shall have occurred with respect to an Engine under circumstances in which there has not occurred an Event of Loss with respect to the Airframe, shall within 90 days of the occurrence of such Event of Loss and on at least five days' prior notice to the Lessor substitute, a Replacement Engine for any Engine not then installed or held for use on the Airframe. In such event, immediately upon the effectiveness of such substitution on the date set forth in such notice and without further act, (i) title to the Replacement Engine shall thereupon vest in the Lessor free and clear of all Liens (other than Permitted Liens), (ii) title to the replaced Engine shall thereupon vest in the Lessee (or its designee), in "as-is, where-is" condition, free and clear of all rights of the Lessor and any Lessor's Liens and shall no longer be deemed an Engine hereunder, and (iii) such Replacement Engine shall become subject to this Lease and be deemed part of the Aircraft for all purposes hereof to the same extent as the Engine originally installed on or attached to the Airframe. Upon the substitution of a Replacement Engine, the following conditions shall be satisfied at the Lessee's sole cost and expense and the parties agree to cooperate with the Lessee to the extent necessary to enable it to timely satisfy such conditions:

               (i) the following documents shall be duly authorized, executed and delivered by the respective party or parties thereto, and an executed counterpart of each shall be delivered to the Lessor and the Owner Participant:

                    (A) a Lease Supplement covering the Replacement Engine,
               which shall have been duly filed for recordation with the FAA;

                    (B) a full warranty bill of sale (as to title), in form and substance satisfactory to the Lessor and the Owner Participant, covering the Replacement Engine, executed by the owner thereof in favor of the Lessor;

                    (C) "precautionary" Uniform Commercial Code financing
               statements as are deemed necessary or desirable by counsel for the Owner Participant to protect the ownership interests of the Owner Trustee in the Replacement Engine;

                    (D) an Officer's Certificate of the Lessee certifying that
               (i) in the case of a voluntary replacement only, no Specified Default shall have occurred and be continuing and (ii) (x) in the case of a voluntary replacement, the Replacement Engine has at least the same number of hours or cycles (whichever is applicable) of operation on such Replacement Engine remaining until the next scheduled life limited part replacement as the Engine it replaces, assuming such Engine had been maintained in the condition required hereunder; or (y) in the case of a mandatory replacement, the Lessee has not discriminated in its selection of the Replacement Engine (based on the leased status of the Aircraft);

                    (E) an opinion of qualified FAA counsel as to the due
               recordation of the Lease Supplement and all other documents or instruments the recordation of which is necessary to perfect and protect the rights of the Lessor in the Replacement Engine;

                    (F) to the extent that an engine warranty in respect of such
               Replacement Engine is available to the Lessee, an engine warranty assignment covering such Replacement Engine and a consent to such engine warranty assignment, in substantially the form of the Engine Warranty Assignment and Consent or otherwise in such form and substance satisfactory to the Lessor and the Owner Participant; and

                    (G) evidence that the insurance requirements of Section 9
               with respect to an Engine are satisfied and that the insurance covering such Replacement Engine shall be of the type usually carried by the Lessee (or, in the case of a voluntary replacement, such Permitted Sublessee) with respect to similar engines, and covering risks of the kind customarily insured against by the Lessee (or, in the case of a voluntary replacement, such Permitted Sublessee);

               (ii) the Lessee shall furnish (or cause to be furnished to) the Lessor and the Owner Participant with an opinion, reasonably satisfactory in form and substance to the Lessor and the Owner Participant, of the Lessee's counsel, which may be the Lessee's General Counsel or Associate General Counsel, to the effect that (x) such bills of sale or other documents reasonably requested by the Lessor or the Owner Participant are sufficient to convey title to such Replacement Engine to the Lessor and, (y) the Lessor is entitled to the benefits of Section 1110 with respect to such Replacement Engine to the same extent as with respect to the replaced Engine immediately preceding such replacement; and

               (iii) either (x) the Owner Participant shall have received an opinion of independent tax counsel (selected by the Owner Participant and reasonably acceptable to the Lessee), reasonably satisfactory to the Owner Participant, to the effect that there shall be no risk of adverse tax consequences resulting from such replacement (and the Owner Participant shall use its best efforts to cause a timely opinion to be delivered) or (y) the Lessee shall have provided, or caused to be provided, an indemnity in respect of any adverse tax consequences reasonably satisfactory (or, in the case of any voluntary substitution, satisfactory) in form and substance to the Owner Participant.

          Upon satisfaction of all conditions to such substitution, (x) the Lessor shall, at the expense of the Lessee, execute and deliver to the Lessee such bills of sale and other documents and instruments as the Lessee shall reasonably request to evidence the transfer to the Lessee and vesting of all right, title and interest in and to the replaced Engine in the Lessee, in "as-is, where-is" condition, free and clear of all right, title and interest of the Lessor and any Lessor's Liens; (y) the Lessor shall, at the request and expense of the Lessee, assign to the Lessee all claims it may have against any other Person relating to an Event of Loss giving rise to such substitution (other than those in respect of insurance maintained by the Owner Participant pursuant to Section 9(f)) and (z) the Lessee shall be entitled to receive all insurance proceeds (other than those reserved to others under Section 9(f) hereof) and proceeds in respect of any Event of Loss giving rise to such replacement to the extent not previously applied to the purchase price of the Replacement Engine as provided in Sections 9(e)(i) and 8(e)(ii).

Section 8. LOSS, DESTRUCTION OR REQUISITION.

          (a) EVENT OF LOSS WITH RESPECT TO THE AIRFRAME.

          Upon the occurrence of an Event of Loss with respect to the Airframe, the Lessee shall forthwith (and in any event within 15 days after such occurrence) give the Lessor and the Owner Participant notice of such Event of Loss. The Lessee shall, within 60 days after such occurrence, give the Lessor and the Owner Participant written notice of its election to perform one of the following options (it being agreed that if the Lessee shall not have given the Lessor such notice of such election, the Lessee shall be deemed to have elected to perform the option identified in the following clause (ii)):

               (i) subject to the satisfaction of the conditions contained in
          Section 8(d), on a date not more than 150 days after the occurrence of the Event of Loss (or, if earlier, the last day of the Term), convey or cause to be conveyed to the Lessor, and to be leased by the Lessee hereunder in replacement of the Airframe and Engines with respect to which the Event of Loss occurred, a Replacement Airframe (together with the same number of Replacement Engines as the number of Engines, if any, which were subject to such Event of Loss), such Replacement Airframe and Replacement Engines to be free and clear of all Liens except Permitted Liens and to have a remaining useful life, estimated residual value, value and utility at least equal to the Airframe and Engines, if any, so replaced (assuming such Airframe and Engines were in the condition and repair required by the terms hereof) and to be an airframe that is the same model and same or later vintage as the Airframe to be replaced thereby, or an improved model; PROVIDED THAT, if the Lessee shall not perform its obligation to effect such replacement under this clause (i) during the 150-day period of time provided herein (or, if earlier, the last day of the Term), it shall give the Lessor and the Owner Participant notice to such effect upon or before the expiration of such period of time and shall promptly pay on the first Termination Date next following the thirtieth (30th) day after the date of such notice to the Lessor (or, if earlier, the last day of the Term), in immediately available funds, the amount specified in clause (ii) below; or

               (ii) pay or cause to be paid to the Lessor in immediately available funds, on a date specified at least 30 days in advance by the Lessee, which date shall be a Termination Date not later than the earlier to occur of 150 days after the occurrence of the Event of Loss or 3 days following receipt of insurance proceeds in respect of such Event of Loss, an amount equal to (A) the Basic Rent, if any, payable on such Termination Date, together with all unpaid Basic Rent, if any, payable before such Termination Date plus (B) all unpaid Supplemental Rent (other than Termination Value) due on or before such Termination Date plus (C) the Termination Value for the Aircraft determined as of such Termination Date or, if such Termination Date is beyond the end of the Term, the Termination Value as of the last Termination Date of the Term plus (D) the amount, if any, set forth opposite such Termination Date in Exhibit D in the column with the heading "Deferred Basic Rent Amount" or, if such Termination Date is beyond the end of the Term, the amount, if any, set forth opposite the last Termination Date of the Term in Exhibit D in the column with the heading "Deferred Basic Rent Amount" less (E) the amount, if any, set forth opposite such Termination Date in Exhibit D in the column with the heading "Prepaid Basic Rent Amount" or, if such Termination Date is beyond the end of the Term, the amount, if any, set forth opposite the last Termination Date of the Term in Exhibit D in the column with the heading "Prepaid Basic Rent Amount" plus (F) all reasonable out-of-pocket expenses (including reasonable attorneys' fees) incurred by the Lessor or the Owner Participant in connection with such Event of Loss plus (G) if such Termination Date is beyond the end of the Term, interest on the amount of such payment, at a rate per annum equal to the Past Due Rate identified on Exhibit B, for the period from and including the last day of the Term to but excluding such Termination Date.

          (b) EFFECT OF REPLACEMENT.

          Should the Lessee have provided a Replacement Aircraft as provided for in Section 8(a)(i), (i) this Lease shall continue with respect to such Replacement Aircraft as though no Event of Loss had occurred; (ii) the Lessor shall, at the expense of Lessee, convey "as-is, where-is", without recourse or warranty except for a warranty against Lessor's Liens, to the Lessee all right, title and interest of the Lessor, in and to the Airframe and the Engine or Engines, if any, installed on the Airframe upon the occurrence of the Event of Loss by executing and delivering to the Lessee such bills of sale and other documents and instruments as the Lessee may reasonably request to evidence such conveyance; (iii) the Lessor shall, at the request and expense of Lessee, assign to the Lessee all claims it may have against any other Person arising from the Event of Loss (except with respect to insurance obtained in accordance with Section 9(f)) and (iv) the Lessee shall be entitled to receive all insurance proceeds (other than those reserved to others under Section 9(f)) and proceeds from any award in respect of condemnation, confiscation, seizure or requisition, including any investment interest thereon, to the extent not previously applied to the purchase price of the Replacement Aircraft as provided in Sections 9(e)(iii) and 8(e)(i).

          (c) EFFECT OF TERMINATION VALUE PAYMENT.

          In the event of a payment in full of the Termination Value for the Aircraft and other Rent payable as provided in Section 8(a)(ii), (i) this Lease and the obligations of the Lessee to pay Rent (except for Supplemental Rent obligations which survive pursuant to Section 3(c) and Articles 6 and 7 of the Participation Agreement or the Tax Indemnity Agreement or which have accrued but have not otherwise been paid as of the date of such payment) shall terminate and the Term shall end, (ii) any remaining insurance proceeds (other than those reserved to others under Section 9(f)), including any investment interest thereon, shall be promptly paid over to the Lessee; and (iii) the Lessor, at the expense of Lessee, shall convey, "as-is, where-is" without recourse or warranty, except for a warranty against Lessor's Liens attributable to Lessor and Owner Participant, to the Lessee all right, title and interest of the Lessor in and to the Airframe and Engines and shall execute and deliver to the Lessee such bills of sale and other documents and instruments as the Lessee may reasonably request to evidence such conveyance.

          (d) CONDITIONS TO AIRFRAME REPLACEMENT.

          The Lessee's right to substitute a Replacement Aircraft as provided in
Section 8(a)(i) shall be subject to the fulfillment, at the Lessee's sole cost and expense, in addition to the conditions contained in such Section 8(a)(i), of the following conditions precedent:

               (i) On the date when the Replacement Aircraft is delivered to the Lessor (such date being referred to in this Section 8(d) as the "Replacement Closing Date"), no Specified Default shall have occurred and be continuing and the Lessor and the Owner Participant shall have received an Officer's Certificate so certifying;

               (ii) On the Replacement Closing Date the following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto and shall be in full force and effect, and an executed counterpart of each thereof (or, in the case of the FAA Bills of Sale (or a comparable document, if any, of another Aeronautical Authority, if applicable) referred to below, a photocopy thereof) shall have been delivered to the Lessor and the Owner
          Participant:

                    (A) a Lease Supplement covering the Replacement Aircraft,
               which shall have been duly filed for recordation with the FAA;

                    (B) an FAA Bill of Sale (or a comparable document, if any, of another Aeronautical Authority, if applicable) covering the Replacement Aircraft, executed by the owner thereof in favor of the Lessor, and dated the Replacement Closing Date;

                    (C) a full warranty (as to title) bill of sale, in form and substance satisfactory to the Owner Participant and the Lessor, covering the Replacement Aircraft, executed by the owner thereof in favor of the Lessor, dated the Replacement Closing Date and guaranteed by the Lessee;

                    (D) such "precautionary" Uniform Commercial Code financing statements as are deemed necessary or desirable by counsel for the Owner Participant to protect the ownership interests of the Owner Trustee in the Replacement Aircraft; and

                    (E) an Officer's Certificate of the Lessee certifying that
               (i) the Replacement Aircraft is an Embraer model EMB-145LR aircraft of a more advanced model, is in as good operating condition as, and has a value, remaining useful life, estimated residual value and utility at least equal to, the Aircraft it replaces, assuming such Aircraft had been maintained in the condition required hereunder and (ii) in the event the Event of Loss occurs after the fifth anniversary of the Delivery Date, the Replacement Airframe shall have no more than 105% of the total hours of operation, as compared to the Airframe it replaces;

               (iii) On or before the Replacement Closing Date, the Lessor and the Owner Participant (acting directly or by authorization to their respective special counsel) shall have received such documents and evidence with respect to the Lessee, the Lessor, the Owner Participant or the owner of such Replacement Aircraft, as the Lessor or its special counsel may reasonably request in order to establish the consummation of the transactions contemplated by Section 8(a)(i) and this Section 8(d), the taking of all necessary corporate action in connection therewith and compliance with the conditions set forth in this Section 8(d), in each case in form and substance reasonably satisfactory to the Lessor and the Owner Participant;

               (iv) The Lessor and the Owner Participant (acting directly or by authorization to their respective special counsel) shall each have received satisfactory evidence as to the compliance with Section 9 hereof with respect to the Replacement Aircraft;

               (v) On the Replacement Closing Date, (A) the Lessor shall receive good title to the Replacement Aircraft free and clear of Liens (other than Permitted Liens), (B) the Replacement Aircraft shall have been duly certified by the Aeronautical Authority as to type and airworthiness in accordance with the terms of this Lease, and (C) application for registration of the Replacement Aircraft in accordance with Section 5(e) shall have been duly made with the Aeronautical Authority;

               (vi) The Owner Participant shall have received an appraisal reasonably satisfactory to it with respect to the Replacement Aircraft;

               (vii) The Lessor and the Owner Participant shall have received (acting directly or by authorization to its special counsel) (A) an opinion, satisfactory in form and substance to the Lessor and the Owner Participant, of counsel to the Lessee (which may be the Lessee's General Counsel) to the effect that (x) the bill of sale referred to in clause (ii)(D) above constitutes an effective instrument for the conveyance of title to the Replacement Airframe and Replacement Engines, if any, to the Lessor, (y) all documents executed and delivered by the Lessee pursuant to this Section 8(d) have been duly authorized, executed and delivered by the Lessee and constitute legal, valid and binding obligations of, and are enforceable against, the Lessee in accordance with their respective terms, and (z) the Lessor is entitled to the benefits of Section 1110 with respect to such Replacement Aircraft to the same extent as with respect to the replaced Aircraft immediately preceding such replacement; and (B) an opinion of qualified FAA counsel (or counsel in such jurisdiction outside of the United States where the Aircraft may be registered in accordance with Section 5(e)), as to, in the case of FAA counsel, the due recordation of the Lease Supplement and all other documents or instruments the recordation of which is necessary to perfect and protect the rights of the Lessor in the Replacement Aircraft or, in the case of counsel in another jurisdiction, the taking of all action necessary in such jurisdiction for such purposes;

               (viii) the Lessor shall be entitled to the benefits of Section 1110 with respect to such Replacement Aircraft to the same extent as with respect to the replaced Aircraft immediately preceding such replacement; and

               (ix) Either (1) the Owner Participant shall have received an opinion of independent tax counsel (selected by the Owner Participant and reasonably acceptable to the Lessee), reasonably satisfactory to the Owner Participant, to the effect that there shall be no risk of adverse tax consequences resulting from such replacement (and the Owner Participant shall use its best efforts to cause a timely opinion to be delivered) or (2) the Lessee shall have provided, or caused to be provided, an indemnity in respect of any adverse tax consequences in form and substance satisfactory to the Owner Participant.

          Lessee shall reimburse the Lessor and the Owner Participant for all reasonable out-of-pocket costs (including reasonable attorneys' fees) incurred by them in connection with any substitution of a Replacement Aircraft pursuant to this Section 8.

          (e) NON-INSURANCE PAYMENTS RECEIVED ON ACCOUNT OF AN EVENT OF LOSS.

          As between the Lessor and the Lessee, any payments on account of an Event of Loss (other than insurance proceeds or other payments the application of which is provided for in this Section 8 or elsewhere in this Lease, as the case may be, or payments in respect of damage to the business or property of the Lessee) with respect to the Aircraft, an Engine or any Part received at any time by the Lessor or by the Lessee from any governmental authority or other Person will be applied as follows:

               (i) if such payments are received with respect to an Event of Loss as to the Aircraft, and the Airframe or the Airframe and the Engines or engines installed thereon are being replaced by the Lessee pursuant to Section 8(a)(i), such payments shall be paid over to, or retained by, the Lessee, PROVIDED that if the Lessee has not completed such replacement, such payments shall be paid over to, or retained by, the Lessor as security, and upon completion of, or in connection with a closing for, such replacement, be paid over to or retained by the Lessee;

               (ii) if such payments are received with respect to an Event of Loss to an Engine that has been or is being replaced by the Lessee pursuant to the terms hereof, such payments shall be paid over to, or retained by, the Lessee, PROVIDED that if the Lessee has not completed such replacement, such payments shall be paid over to, or retained by, the Lessor as security, and upon completion of, or in connection with a closing for, such replacement, be paid over to or retained by the Lessee; and

               (iii) if such payments are received with respect to an Event of Loss as to the Aircraft, and if the Airframe or the Airframe and the Engines or engines installed thereon have not been and will not be replaced as contemplated by Section 8(a), (x) so much of such payments as shall not exceed the amounts required to be paid by the Lessee pursuant to Section 8(a) hereof shall be applied in reduction of the Lessee's obligation to pay such amounts, to the extent not already paid by the Lessee, and, after such amounts required to be paid to the Lessor pursuant to Section 8(a)(ii) above shall be paid in full, shall be applied to reimburse the Lessee for such amounts up to the full amount thereof, and (y) the balance, if any, of such payment remaining thereafter shall be applied to reimburse the Lessee, the Owner Participant and the Lessor for their reasonable costs (including attorney's fees), if any, of procuring such payments, and (z) the balance remaining, if any, shall then be distributed between the Lessor and the Lessee as their interests may appear.

          (f) REQUISITION FOR USE.

          In the event of a requisition for use by any government during the Term of the Airframe and the Engines, if any, or engines installed on the Airframe (including the Government pursuant to the CRAF Program), the Lessee shall promptly notify the Lessor and the Owner Participant of such requisition and, if the same does not constitute an Event of Loss, all of the Lessee's obligations under this Lease shall continue to the same extent as if such requisition had not occurred except to the extent that the performance or observance of any obligation by the Lessee shall have been prevented or delayed by such requisition, provided that the Lessee's obligations for the payment of money and under Section 9 (except, in the case of Section 9, while an assumption of liability by the government of the United States of the scope referred to in
Section 5(c) is in effect) and Section 12 shall not be reduced, delayed or affected by such requisition. Any payments received by the Lessor or the Lessee from such government with respect to the use of such Airframe or Engines during the Term shall be paid over to, or retained by, the Lessee and any payments received by the Lessor or Lessee from such government with respect to the use of the Airframe or Engines after the Term shall be paid over to, or retained by, Lessor. In the event of an Event of Loss of an Engine resulting from the requisition for use by a government of such Engine (but not the Airframe), the Lessee will replace such Engine hereunder by complying with the terms of Section 7(e) and any payments received by the Lessor or the Lessee from such government with respect to such requisition shall be paid over to, or retained by, the Lessee.

          (g) CERTAIN PAYMENTS TO BE HELD AS SECURITY.

          Any amount referred to in this Section 8 or Section 9 hereof which is payable to the Lessee shall not be paid to the Lessee, or, if it has been previously paid directly to the Lessee, shall not be retained by the Lessee, if at the time of such payment a Specified Default shall have occurred and be continuing, but shall be paid to and held by the Lessor as security for the obligations of the Lessee under this Lease, unless and until applied by Lessor to Lessee's obligations and at such time as there shall not be continuing any such Specified Default, such amount and any gain realized as a result of Permitted Investments required to be made pursuant to Section 15 shall to the extent not so applied be paid over to the Lessee.

Section 9. INSURANCE.

          (a) PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE.

          Subject to the rights of the Lessee under Section 9(d), the Lessee shall, without expense to the Lessor, maintain or cause to be maintained in effect at all times during the Term with independent insurers of internationally recognized reputation and responsibility public liability insurance (including, without limitation, aircraft third party, passenger legal liability, property damage, general third party legal liability and product liability coverage but excluding manufacturer's product liability coverage) with respect to the Aircraft in an amount not less than the greater of (i) the amount which Lessee may carry from time to time on other similar aircraft in its fleet (whether owned or leased) and (ii) the Minimum Liability Amount; provided that an agreement of the Government for the benefit of the Additional Insureds to insure against or indemnify for substantially the same risks to at least the same amount shall satisfy the requirements of this Section 9(a), PROVIDED that on or prior to the date of such agreement, the Lessee shall provide an Officer's Certificate of the Lessee certifying that any such insurance or indemnity provides protection no less favorable than insurance coverage that would comply with this Section 9. Such insurance shall be of the type usually carried by the Lessee with respect to similar aircraft and engines, and covering risks of the kind customarily insured against by the Lessee. In addition, without limitation of the requirements of the preceding sentence (and notwithstanding anything to the contrary contained in the preceding sentence), the Lessee shall in all events maintain in effect, at all times during the Term, war risk and allied perils liability insurance in accordance with the London form AVN52C (as in effect on September 1, 2001) or its equivalent form reasonably acceptable to Lessor (or an agreement of the Government to insure against or indemnify for substantially the same risks), from time to time, with respect to the Aircraft,
(I) in an amount not less than the greater of (x) the amount of war risk and allied perils liability insurance from time to time applicable to similar aircraft owned or operated by the Lessee and (y) $350,000,000 per occurrence, and (II) maintained with independent insurers of internationally recognized reputation and responsibility.

          During any period that the Aircraft is grounded and not in operation, the Lessee may, so long as the Lessee takes reasonable measures to protect the Aircraft, modify the insurance required by this Section 9(a) to modify the amounts of public liability and property damage insurance, the scope of the risks covered and the type of insurance, in all circumstances to conform to such insurance as is customary in the United States airlines industry for regional air carriers similarly situated with the Lessee in respect of similar aircraft which are grounded, not in operation, and stored or hangared, provided that in all instances, the amounts of coverage and scope of risk covered and the type of insurance shall be at a minimum no less favorable than the insurance as from time to time applicable to aircraft owned or leased by Lessee on the ground, not in operation, and stored or hangared.

          (b) INSURANCE AGAINST LOSS OR DAMAGE TO THE AIRCRAFT AND ENGINES.

          Subject to the rights of the Lessee under Section 9(d), the Lessee shall, without expense to the Lessor or the Owner Participant, maintain or cause to be maintained in effect at all times during the Term with insurers of nationally recognized responsibility (i) all risk, agreed value, ground and flight hull insurance covering the Aircraft for an amount at all times (even when the Aircraft is grounded or in storage) not less than the Termination Value from time to time; PROVIDED THAT, neither the Lessee nor any Permitted Sublessee shall be required to maintain all-risk flight aircraft hull insurance with respect to any period in which the Aircraft is grounded and properly stored or hangared. Such insurance shall not provide insurers with a right to replace the Airframe or any Engine with another airframe or Engine. Such hull insurance or other personal property insurance of the Lessee (or a Permitted Sublessee) shall cover Engines or engines and Parts while not installed on the Airframe. Such insurance shall be of the type usually carried by the Lessee with respect to similar aircraft and engines, and covering risks of the kind customarily insured against by the Lessee. An agreement by the Government for the benefit of the Additional Insureds to insure against or indemnify for substantially the same risks to at least the same amount will satisfy any of the requirements of this
Section 9(b), PROVIDED that on or prior to the date of such agreement, the Lessee shall provide an Officer's Certificate of the Lessee certifying that any such insurance or indemnity provides protection no less favorable than insurance coverage that would comply with this Section 9(b). Lessee (or any Permitted Sublessee) shall in any event maintain at all times during the Term, with independent insurers of internationally recognized reputation and responsibility hull war risks and allied perils insurance in accordance with the London form LSW555B or its equivalent form reasonably acceptable to the Lessor (or an agreement of the Government to insure against or indemnify for substantially the same risks) from time to time covering the Aircraft in an amount not less than the Termination Value from time to time.

          (c) ADDITIONAL INSUREDS; LOSS PAYMENT.

          The Lessee shall cause all policies of insurance carried in accordance with this Section 9 to name the Additional Insureds as their respective interests may appear as additional insureds. Such policies shall provide with respect to such Additional Insureds that (i) none of their respective interests in such policies shall be invalidated by any act or omission or breach of warranty or condition contained in such policies by the Lessee or, in the case of any particular Additional Insured, any other Additional Insured; (ii) no cancellation or lapse of coverage for nonpayment of premium or otherwise, and no substantial change of coverage which adversely affects the interests of any such Additional Insured, shall be effective as to such Additional Insured until 30 days (or such lesser period as may be applicable in the case of any war risk coverage) after receipt by such Additional Insured of written notice from the insurers of such cancellation, lapse or change; (iii) they shall have no liability for premiums, commissions, calls, assessments or advances with respect to such policies; (iv) such policies will be primary without any right of contribution from any other insurance carried by such Additional Insureds; (v) the insurers waive any rights of set-off, counterclaim, deduction or subrogation against such Additional Insureds; (vi) shall apply worldwide and have only such territorial restrictions or limitations as may be reasonably acceptable to Lessor; and (vii) shall contain a 50/50% Clause per Lloyd's Aviation Underwriter's Association Standard Policy Form AVS 103. Each liability policy shall provide that all the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured and provide that the exercise by the insurer of rights of subrogation derived from rights retained by the Lessee will not delay payment of any claim that would otherwise be payable but for such rights of subrogation. Each hull policy shall name the Lessor as loss payee; provided that, so long as the insurers shall not have received written notice that a Specified Default has occurred and is continuing, if insurance proceeds in the aggregate equal $1,250,000 or less become payable, then such proceeds shall be payable to the Lessee and, notwithstanding the foregoing, any amounts up to Termination Value (i) of any proceeds which in the aggregate exceed $1,250,000, (ii) of any proceeds in respect of an Event of Loss or (iii) if the insurers shall have received written notice that an Event of Default has occurred and is continuing, any proceeds with respect to any single loss, shall be payable to such loss payee.

          (d) DEDUCTIBLES AND SELF-INSURANCE.

          Beginning five (5) years after the Delivery Date, the Lessee may from time to time self-insure, by way of deductible or premium adjustment provisions in insurance policies or otherwise, the risks required to be insured against pursuant to this Section 9 in such amounts as are then self-insured with respect to similar owned or leased aircraft in the Lessee's fleet but in no case shall such self-insurance in the aggregate exceed, on a per occurrence or on fleetwide basis, an amount equal to 5% of the Lessee's tangible net worth, calculated as at the end of the Lessee's immediately preceding fiscal year (but in no event to exceed $10,000,000). A deductible per occurrence that is not in excess of the prevailing standard market deductible for similar aircraft shall be permitted, for each aircraft in the Lessee's fleet, in addition to such self-insurance.

          (e) APPLICATION OF HULL INSURANCE PROCEEDS.

          Subject to Section 8(g), as between the Lessor and the Lessee, any payments received under policies of hull or other property insurance required to be maintained by the Lessee pursuant to Section 9(b), shall be applied as follows:

               (i) if such payments are received with respect to loss or damage (including an Event of Loss with respect to an Engine) not constituting an Event of Loss with respect to the Airframe, payments in the aggregate of $1,250,000 or less shall be paid over to or retained by the Lessee and, subject to Section 9(c), any payments which in the aggregate are greater than $1,250,000 shall be paid over to or retained by the Lessor for payment to the Lessee only upon performance of its repair or replacement obligation;

               (ii) if such payments are received with respect to an Event of Loss with respect to the Airframe and the Airframe is not being replaced by the Lessee pursuant to Section 8(a)(i), so much of such payments as shall not exceed the Termination Value and other amounts required to be paid by the Lessee pursuant to Section 8(a)(ii) shall be applied in reduction of the Lessee's obligation to pay such amounts if not already paid by the Lessee, and to reimburse the Lessee if such amounts shall have been paid, and the balance, if any, of such payments shall be promptly paid over to or retained by the Lessee; and

               (iii) if such payments are received with respect to the Airframe or the Airframe and Engines or engines installed thereon and the Airframe is being replaced by the Lessee pursuant to Section 8(a)(i), such payments shall be paid over to, or retained by the Lessee, provided that if the Lessee has not completed such replacement and the performance of all other obligations under Section 8(d), such payments shall be paid over to, or retained by, the Lessor as security, and upon completion of, or in connection with a closing for, such replacement, be paid over to or retained by the Lessee.

          (f) INSURANCE FOR OWN ACCOUNT.

          Nothing in this Section 9 shall prohibit the Lessor, the Owner Participant, the Lessee or any Additional Insured from obtaining insurance with respect to the Aircraft for its own account (including, without limitation, in the case of the Lessee, hull insurance under the same policies maintained pursuant to this Section 9 in amounts in excess of those required to be maintained pursuant to this Section 9) and any proceeds payable thereunder shall be payable as provided in the insurance policy relating thereto, provided that no such insurance may be obtained which would limit or otherwise adversely affect the availability of coverage or payment of any insurance required to be obtained or maintained pursuant to this Section 9, it being understood that all salvage rights to the Airframe or the Engines shall remain with the Lessee's insurers at all times.

          (g) REPORTS, ETC.

          Lessee will furnish to the Lessor and the Owner Participant (A) on or prior to the Delivery Date, insurance certificates describing in reasonable detail the insurance maintained by Lessee as required pursuant to this Section 9, (B) prior to the cancellation, lapse or expiration of the insurance policies required pursuant to this Section 9, evidence of renewal of such insurance policies, and (C) on or prior to the Delivery Date and on or before the renewal dates of the insurance policies carried by the Lessee pursuant to this Section 9, a report signed by a firm of aircraft insurance brokers, not affiliated with the Lessee, appointed by the Lessee and reasonably satisfactory to the Lessor, stating the opinion of such firm that all premiums in connection with the insurance then due have been paid and the insurance then carried and maintained on the Aircraft complies with the terms hereof and, in the case of renewal insurance, that such renewal insurance will on and after the effective date thereof so comply with the terms hereof, PROVIDED that all information contained in such report shall be held confidential by the Lessor and the Owner Participant, and shall not be furnished or disclosed by them to anyone except their legal counsel, insurance brokers or advisors, bona fide prospective transferees of the Owner Participant and their respective agents (PROVIDED that they shall agree for the benefit of the Lessee to hold all such information similarly confidential) or as may be required by Applicable Law. The Lessee will instruct such firm to give prompt written advice to the Lessor and the Owner Participant (X) if such firm ceases to be the insurance broker to Lessee, (Y) of any default in the payment of any premium and (Z) of any other act or omission on the part of the Lessee of which it has knowledge and which would in such firm's opinion invalidate or render unenforceable, in whole or in any material part, any insurance on the Aircraft. The Lessee will also instruct such firm to advise the Lessor and the Owner Participant in writing at least 30 days prior to the termination or cancellation of, or material adverse change in, such insurance carried and maintained on the Aircraft pursuant to this Section 9 (or such lesser period as may be applicable in the case of war risk coverage).

          (h) RIGHT TO PAY PREMIUMS.

          The Additional Insureds shall have the rights but not the obligations of an additional named insured. None of Lessor, Owner Participant and the other Additional Insureds shall have any obligation to pay any premium, commission, assessment or call due on any such insurance (including reinsurance). Notwithstanding the foregoing, in the event of cancellation of any insurance due to the nonpayment of premiums, each of Lessor, Owner Participant and the other Additional Insureds shall have the option, in its sole discretion, to pay any such premium in respect of the Aircraft that is due in respect of the coverage pursuant to this Lease and to maintain such coverage, as Lessor, Owner Participant or the other Additional Insureds may require, until the scheduled expiry date of such insurance and, in such event, Lessee shall, upon demand, reimburse Lessor, Owner Participant and the other Additional Insureds for amounts so paid by them.

Section 10. LIENS.

          The Lessee shall not during the Term directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Aircraft, Airframe, any Engine or any Part or title thereto or any interest therein or in this Lease except (a) the respective rights of the Lessor and the Lessee as provided herein and the rights of the parties to the other Operative Agreements;
(b) the rights of others under agreements or arrangements to the extent expressly permitted in Sections 5(b) and 7(c); (c) Liens for Taxes either not yet due or being contested in good faith by appropriate proceedings so long as such proceedings do not involve any non-de minimis risk of the sale, forfeiture or loss of the Aircraft, Airframe or an Engine or the interest of Owner Participant therein or any risk of criminal liability or any material risk of civil penalty against Lessor or Owner Participant; (d) Liens of suppliers, mechanics, workers, repairers, employees, airport operators, air traffic control authorities or other like Liens arising in the ordinary course of business and for amounts the payment of which is either not yet delinquent or is being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings, so long as such proceedings do not involve a non-de minimis risk of the sale, forfeiture or loss of the Airframe or an Engine or the interest of Owner Participant therein or any risk of criminal liability or any material risk of civil penalty against Lessor or Owner Participant; (e) Liens arising out of judgments or awards against the Lessee so long as there shall be in effect with respect to which a stay of execution; (f) Lessor's Liens; (g) salvage and similar rights of insurers under policies of insurance maintained with respect to the Aircraft; (h) Liens with respect to which the Lessee (or any sublessee) has provided a bond or other security adequate in the good faith opinion of the Lessor and the Owner Participant; and
(i) a Permitted Security Interest. Liens described in clauses (a) through (i) above are referred to herein as "Permitted Liens." The Lessee shall promptly, at its own expense, take such action as may be necessary to duly discharge (by bonding or otherwise) any Lien other than a Permitted Lien arising at any time during the Term.

Section 11. RECORDATION AND FURTHER ASSURANCES.

          (a) RECORDATION OF LEASE.

          The Lessee shall cause this Lease, any Lease Supplements, and any and all additional instruments which shall be executed pursuant to the terms hereof to be kept, filed and recorded and to be re-executed, refiled and re-recorded at all times during the Term with the FAA or other Aeronautical Authority to the extent required to perfect and preserve the Lessor's interest in the Aircraft.

          (b) FURTHER ASSURANCES.

          The Lessee and the Lessor will each promptly and duly execute and deliver to the other such further documents and assurances and take such further action as the other may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of the Lessor and the Lessee hereunder, including, without limitation, if requested by the Lessor or the Lessee, the execution and delivery of supplements or amendments hereto, in recordable form, subjecting any replacement or substituted aircraft or engine to this Lease and the recording or filing of counterparts hereof, or of financing statements with respect hereto.

          (c) MARKINGS.

          If permitted by Applicable Law, on or reasonably promptly after the Delivery Date, Lessee will cause to be affixed to, and maintained in, the cockpit of the Airframe, in a clearly visible location (it being understood that the location of such placard, as identified to the Owner Participant prior to the Delivery Date, shall be deemed to be in compliance with this requirement), a placard of a reasonable size and shape bearing the legend, in English, set forth below:

                                   Leased from
                Wells Fargo Bank Northwest, National Association,
                         not in its individual capacity
                  but solely as Owner Trustee, Owner and Lessor

          Such placard may be removed temporarily, if necessary, in the course of maintenance of the Airframe. If such placard is damaged or becomes illegible, Lessee shall promptly replace it with a placard complying with the requirements of this Section 11(c).

Section 12. RETURN OF AIRCRAFT AND RECORDS.

          (a) RETURN OF AIRCRAFT.

          Upon the termination of this Lease at the expiration of the Term or upon the earlier termination of this Lease pursuant to the terms hereof, unless the Lessee shall purchase the Aircraft or there shall have been an Event of Loss with respect to the Aircraft, the Lessee, at its own expense, shall, except as otherwise expressly provided herein, return the Airframe by delivering the same to the Lessor in the continental United States of America at a location on the Lessee's jet route system chosen by the Lessor, and otherwise in compliance with conditions required by the provisions of this Section 12, fully equipped with two Engines or other engine meeting the requirements of Replacement Engines duly installed thereon.

          (b) RETURN OF OTHER ENGINES.

          In the event any engine not owned by the Lessor shall be returned with the Airframe, such engine shall satisfy the requirements for a Replacement Engine (and, in any event, the two engines returned shall be of the same model), shall be free and clear of all Liens other than Lessor's Liens and any Permitted Security Interest and shall have a value, remaining useful life, utility and condition at least as great as the Engine replaced (assuming such Engine was maintained in accordance with the terms hereof) and the Lessee shall, at its own expense and concurrently with such return, furnish the Lessor with (i) a full warranty bill of sale guaranteed by Lessee, in form and substance reasonably satisfactory to the Lessor and the Owner Participant, (ii) an Officer's Certificate as described in Section 7(e)(i)(D), and (iii) an opinion of counsel to the Lessee as described in Section 7(e)(ii), with respect to each such engine and shall take such other action as required by Section 7(e) to cause such engine to be a Replacement Engine or as the Lessor may reasonably request in order that such engine shall be duly and properly titled in the Lessor free and clear of all Liens other than Lessor's Liens and any Permitted Security Interest. Upon passage of title such engine shall be deemed to be an Engine for all purposes hereof and thereupon the Lessor will transfer to the Lessee, in "as-is, where is" condition, without recourse or warranty except a warranty against Lessor's Liens, all right, title and interest of the Lessor or any Affiliate in and to an Engine not installed on the Airframe at the time of the return thereof.

          (c) FUEL; RECORDS.

          Upon the return of the Aircraft, (i) the Lessor shall have no obligation with respect to the amount of fuel or oil contained in the Airframe and (ii) the Lessee shall deliver to the Lessor all logs, manuals, certificates and inspection, modification and overhaul records which are required to be maintained with respect thereto under applicable rules and regulations of the FAA and DOT.

          (d) CONDITION OF AIRCRAFT.

          The Aircraft when returned to the Lessor shall be in the operating condition required by Exhibit F-1 or F-2, as applicable.

          (e) FAILURE TO RETURN. If Lessee shall, for any reason whatsoever, fail to return the Aircraft and the documents referred to in Section 12(c)(ii) at the time and place and in the condition specified herein, all obligations of Lessee under this Lease shall continue in effect with respect to the Aircraft until the Aircraft is so returned to Lessor and Lessee shall pay to Lessor an amount equal to the average daily Basic Rent payable by Lessee during the Term for each day after the end of the Term to but excluding the day of such return; PROVIDED, HOWEVER, that this Section 12(e) shall not be construed as permitting Lessee to fail to meet its obligations to return the Aircraft or the documents referred to in Section 12(c)(ii) in accordance with the requirements hereof or constitute, or be deemed to constitute, a waiver of any Event of Default resulting from Lessee's failure to return the Aircraft or such documents or otherwise; and PROVIDED, FURTHER, that Lessee shall not be responsible for Lessor's failure to accept return of the Aircraft and the documents referred to in Section 12(c)(ii) in accordance with the requirements hereof in a timely manner or for any rent with respect to periods after Lessee has tendered the Aircraft and the documents referred to in Section 12(c)(ii) for return in accordance with this Lease, provided however that if Lessor's inspection of the Aircraft and the documents referred to in Section 12(c)(ii), which inspection shall be conducted in good faith and timely manner, reveals any discrepancy from the condition required by the provisions of this Section 12, Lessee shall continue to pay rent in accordance with this Section 12(e) until the Aircraft and the documents referred to in Section 12(c)(ii) are returned to the Lessor in accordance with this Lease. Any rent owed to Lessor pursuant to this Section 12(e) shall be payable upon acceptance of the Aircraft and the documents referred to in Section 12(c)(ii) by Lessor.

          (f) STORAGE AND RELATED MATTERS.

          If Lessor gives written notice to Lessee not less than 60 days nor more than 180 days prior to the end of the Term requesting storage of the Aircraft upon its return hereunder, Lessee will provide Lessor, or cause Lessor to be provided, with outdoor parking facilities for the Aircraft at the airport where the Aircraft is returned for a period up to 60 days, commencing on the date of such return at Lessor's expense; provided, that if such termination occurs as a result of an Event of Default, such storage shall be at the Lessee's expense. Lessee shall maintain in effect during such storage period insurance covering the Aircraft to the extent such insurance is available at reasonable commercial rates, and in such amounts and against such risks as would be customarily carried in similar circumstances by a reasonably prudent lessor, with such insurance being paid for by the Lessor; provided, that if such termination occurs as a result of an Event of Default, the Lessee will cooperate with the Lessor in obtaining such insurance at the Lessee's expense.

Section 13. RENEWAL OPTION AND PURCHASE OPTIONS.

          (a) RENEWAL TERMS.

          Subject to the final sentence of this Section 13(a), upon expiration of the Basic Term, the Lessee shall have the right to extend this Lease for successive periods of one year each (each a "Fixed Renewal Term"), but for not more than an aggregate of two years. Subject to the final sentence of this
Section 13(a), at the end of the second Fixed Renewal Term (provided that the Lessee shall have elected to extend this Lease for such Fixed Renewal Term), the Lessee shall have the right to extend this Lease for up to two successive periods of one year each (each a

"Fair Market Value Renewal Term"; each Fixed Renewal Term and each Fair Market Value Renewal Term, being hereinafter sometimes called a "Renewal Term") provided that the aggregate term of all Renewal Terms shall not exceed four years. A Fixed Renewal Term will commence at the end of the Basic Term or the preceding Fixed Renewal Term, as the case may be and a Fair Market Value Renewal Term will commence at the end of the second Fixed Renewal Term (provided that the Lessee shall have elected to extend this Lease for such Fixed Renewal Term) or at the end of the first Fair Market Value Renewal Term, as the case may be. Such right to extend this Lease shall be exercised upon notice to the Lessor, specifying the nature of the Renewal Term, not less than 210 days nor more than 365 days before the expiration of the Basic Term or the preceding Renewal Term, as the case may be. Such notice shall be irrevocable except that in the event the Lessee gives such notice to the Lessor 240 or more days before the end of the Basic Term or the Renewal Term then in effect, as the case may be, the Lessee may revoke its election to extend this Lease within 15 days following the determination of the Fair Market Rental Value of the Aircraft but in no event later than 210 days prior to the end of the Basic Term or the preceding Renewal Term, as the case may be. If the Lessee requests a determination of Fair Market Rental Value at least 240 days before the expiration of the Basic Term or a Renewal Term, as the case may be, the Lessor and the Lessee shall comply in a timely manner with their respective obligations under the definition of "Fair Market Rental Value" to allow any appraisal of Fair Market Rental Value to be completed in sufficient time to permit the Lessee to exercise the revocation right provided above. If no Specified Default shall have occurred and be continuing on the date of such notice or on the date of the commencement of any Renewal Term, then this Lease shall be extended for the additional period of such Renewal Term as specified in such notice on the same conditions as provided for herein. The Basic Rent payable per annum during any Fixed Renewal Term shall be the Renewal Rental Rate identified on Exhibit B. The rental payable per annum during any Fair Market Value Renewal Term shall be the then Fair Market Rental Value for the Aircraft. Such rental during each Renewal Term shall be payable monthly. The Termination Value of the Aircraft during each Renewal Term shall be the Fair Market Sales Value for the Aircraft at the beginning of such Renewal Term declining on a straight line basis to the projected Fair Market Sales Value for the Aircraft at the end of such Renewal Term, but in both cases determined prior to the commencement of such Renewal Term. If Lessee gives notice to Lessor that it will exercise its right to renew this Lease at the end of the Basic Term, notwithstanding such notice Lessee may not exercise such right if, not later than 150 days prior to the end of the Basic Term, Owner Participant notifies Lessee that it is demanding payment of a deficiency amount under the Residual Value Guarantee Agreement and certifies to Lessee the appraised fair market sales value of the Aircraft as determined under the Residual Value Guarantee Agreement that is the basis for such claim and the amount of the deficiency so claimed.

          (b) LESSEE'S PURCHASE OPTIONS.

               (i) RIGHTS TO PURCHASE.

          The Lessee shall have the right upon notice as provided herein to purchase the Aircraft (A) on the EBO Date for a price equal to the EBO Amount;
(B) upon the termination of the Basic Term for a price equal to the then Fair Market Sales Value of the Aircraft; or (C) at the end of any Renewal Term for a price equal to the then Fair Market Sales Value of the Aircraft in each case as long as no Event of Default of the type referred to in Section 16(f), (g) or (h) hereof shall have occurred and be continuing on the date of purchase. In the event the Lessee elects to purchase the Aircraft pursuant to clause (A) of this Section 13(b)(i), then upon the payment by the Lessee of (I) the EBO Amount plus (II) the amount, if any, set forth opposite the EBO Date in Exhibit D in the column with the heading "Deferred Basic Rent Amount" plus (III) the Basic Rent, if any, payable on the EBO Date plus (IV) all unpaid Basic Rent, if any, payable before the EBO Date plus (V) all Supplemental Rent then due and payable hereunder (including any Supplemental Rent then due and payable hereunder) less (VI) the amount, if any, set forth opposite the EBO Date in Exhibit D in the column with the heading "Prepaid Basic Rent Amount", the Term shall end and the obligations of the Lessee to pay Rent hereunder (except for Supplemental Rent obligations surviving pursuant to Section 3(c), Articles 6 and 7 of the Participation Agreement or the Tax Indemnity Agreement or which have otherwise accrued but not been paid as of the date of such payment) shall cease, and the Lessor shall convey to the Lessee all right, title and interest of the Lessor in and to the Aircraft on an "as-is, where is" basis, without recourse or warranty except a warranty against Lessor's Liens. In the event the Lessee elects to purchase the Aircraft pursuant to clause (B) or (C) of this Section 13(b)(i), then upon the payment by the Lessee of the purchase price for the Aircraft and the Basic Rent, if any, payable on the date of purchase, together with all unpaid Basic Rent, if any, payable before such date and all Supplemental Rent then due and payable hereunder, the Term shall end and the obligations of the Lessee to pay Rent hereunder (except for Supplemental Rent obligations surviving pursuant to Section 3(c), Articles 6 and 7 of the Participation Agreement or the Tax Indemnity Agreement or which have otherwise accrued but not been paid as of the date of such payment) shall cease, and the Lessor shall convey to the Lessee all right, title and interest of the Lessor in and to the Aircraft on an "as-is, where is" basis, without recourse or warranty except a warranty against Lessor's Liens.

               (ii) NOTICE OF EXERCISE OF OPTION.

          The Lessee's right to purchase provided for in clause (B) or (C) of
Section 13(b)(i) shall be exercised upon written notice to the Lessor not more than 365 days before the applicable date of purchase provided in such clause (B) or (C) as the case may be and not less than 210 days before the applicable date of purchase in the case of clause (B) and 180 days before the applicable date of purchase in the case of clause (C). Such notice shall be irrevocable, except that where the purchase price is or may be measured by the Fair Market Sales Value of the Aircraft the Lessee may revoke its exercise of an option to purchase the Aircraft as provided in Section 13(b)(iii) in the case of such clause (B) or within 15 days following the determination of such Fair Market Sales Value but in no event later than 180 days prior to the applicable date of purchase in the case of such clause (C). The Lessee's right to purchase provided for in clause (A) of Section 13(b)(i) shall be exercised upon written notice to the Lessor not less than 120 days nor more than 365 days before the EBO Date and shall be irrevocable when given.

               (iii) APPRAISAL PROCEDURE.

          If Lessee provides notice of its right to purchase provided for in clause (B) of Section 13(b)(i), then not later than 180 days prior to the end of the Basic Term, the Owner Participant shall notify Lessee (such notice, a "Residual Notice") if it has notified the Manufacturer that it will require an appraised value of the Aircraft to be determined under the Residual Value Guarantee Agreement. If the Owner Participant provides a Residual Notice, Fair

Market Sales Value shall be determined pursuant to the Appraisal Procedure. Otherwise, Fair Market Sales Value shall be determined as provided in the definition thereof. If Fair Market Sales Value is determined pursuant to the Appraisal Procedure (x) and is less than the Guaranteed Amount, the Manufacturer shall notify Lessee and Owner Participant within 30 days after the determination of Fair Market Sales Value but in no event later than 120 days prior to the end of the Basic Term whether it will exercise its Fair Market Sales Value purchase option under the Residual Value Guarantee Agreement, in which case Lessee's purchase option will be revoked and (y) unless the Lessee's purchase option is revoked under the preceding clause (x), Lessee shall have the option of revoking its purchase option within 45 days after the determination of Fair Market Sales Value but in no event later than 105 days prior to the end of the Basic Term. If Fair Market Sales Value is not determined in accordance with the Appraisal Procedure, Lessee may revoke its exercise of an option to purchase the Aircraft within 15 days following the determination of Fair Market Sales Value but in any event not later than 105 days prior to the end of the Basic Term.

Section 14. VOLUNTARY TERMINATION FOR OBSOLESCENCE.

          (a) TERMINATION BY SALE OF AIRCRAFT.

          So long as no Specified Default shall have occurred and be continuing, the Lessee shall have the right at its option five years or more after commencement of the Basic Term on at least 180 days', but not more than 365 days, prior written notice (which notice shall be irrevocable, except as provided below) to the Lessor, specifying a proposed date of termination which shall be a Termination Date, to terminate this Lease if the chief financial officer of the Lessee shall have certified in writing to the Lessor that the Aircraft shall have become obsolete or shall be surplus to the Lessee's equipment requirements. Subject to the Lessor's preemptive election under
Section 14(c), during the period following the giving of such notice of termination until the Termination Date, the Lessee, as agent for the Lessor, shall endeavor to sell the Aircraft "as is", without any warranty by the Lessor or the Lessee except as to the Lessor's title, on behalf of the Lessor. If Lessee receives any bid, it shall at least 10 Business Days prior to the proposed day of sale, certify to Lessor in writing the amount and terms of such bid, such proposed date of sale and the name and address of the potential buyer (which shall not be Lessee or any Affiliate or any Person with whom Lessee or any Affiliate has any arrangement or understanding for the future purchase, lease, operation or use of the Aircraft). Lessor may also solicit bids directly or through agents other than Lessee. So long as the Lessor has not exercised its preemptive election under Section 14(c), the Lessee may, by notice to the Lessor, withdraw its notice of termination at any time on or before the date 10 days prior to the proposed Termination Date (unless such withdrawal is due to the cancellation of the proposed purchase of the Aircraft by the potential buyer in which event such notice may be given at any time on or prior to the proposed Termination Date), and thereupon this Lease shall continue in full force and effect. Withdrawal of notice of termination shall not exhaust the Lessee's right to give a further notice of termination as provided herein; provided that Lessee shall not be entitled to give more than two such notices (excluding one notice of termination which has been withdrawn due to the cancellation of the proposed purchase of the Aircraft by the potential buyer). Unless the Lessee shall withdraw its notice of termination as stated above or the Lessor shall have made a preemptive election to take possession of the Aircraft in accordance with
Section 14(c), on the Termination Date, or such other date of sale as shall be consented to in writing by the Lessor and the Lessee, which date shall thereafter be deemed the Termination Date, the Lessee shall, upon payment in full of the amounts described in Section 14(b), deliver the Airframe and Engines or engines installed thereon to the party which shall have prior to such date submitted the highest bona fide cash bid to close such sale and purchase of the same, in the same manner as if delivery were being made to the Lessor pursuant to Section 12, and shall duly transfer to such party title to any engines which are not Engines delivered with the Airframe in accordance with the terms of Section 12. The Lessor shall, in "as-is, where-is" condition, without recourse or warranty (except a warranty as to the absence of Lessor's Liens), simultaneously therewith sell and convey title to the Airframe and the Engines or engines conveyed to the Lessor as provided in Section 12 for cash to such party. Upon the sale of the Airframe and the Engines or engines conveyed to the Lessor as provided in Section 12 pursuant to this Section 14 and receipt by the Lessor of all amounts referred to in Section 14(b), the Lessor will transfer to the Lessee, in "as-is, where-is" condition, without recourse or warranty (except a warranty as to the absence of Lessor's Liens), all right, title and interest of the Lessor in and to any Engines constituting part of the Aircraft but which were not delivered to the purchaser with the Airframe. The Lessee shall pay all out of pocket expenses of the Lessor and Owner Participant in connection with any termination or proposed termination of this Lease except that Lessee shall not be responsible for such expenses of the Lessor or the Owner Participant in the event the Lessor exercises its preemptive election under Section 14(c) and thereafter fails to perform its obligations under such Section.

          (b) PAYMENTS DUE UPON SALE OF AIRCRAFT.

          The total selling price realized at any sale of the Airframe and Engines or engines installed thereon in accordance with this Section 14 shall be retained by the Lessor and, in addition, on the Termination Date, (1) the Lessee shall pay to the Lessor or, in the case of Supplemental Rent, to the Persons entitled thereto, in immediately available funds, an amount equal to the sum of
(A) the excess, if any, of (x) the Termination Value as of the Termination Date, over (y) the net proceeds of the sale of the Aircraft, plus (B) all unpaid Supplemental Rent due on or before the Termination Date, plus (C) an amount equal to the Basic Rent, if any, payable on the Termination Date, plus (D) the amount, if any, set forth opposite the Termination Date in Exhibit D in the column with the heading "Deferred Basic Rent Amount", plus (E) all unpaid Basic Rent, if any, payable before the Termination Date, plus (F) the reasonable fees and expenses of the Owner Participant and Lessor in connection therewith, plus
(G) any sales, transfer or similar Taxes incurred on such sale, and (2) the Lessor shall pay to the Lessee the amount of prepaid Basic Rent, if any, as of such Termination Date as set forth in Exhibit D in the column with the heading "Prepaid Basic Rent Amount". In the event of any sale of the Aircraft by the Lessor pursuant to Section 14(a), the Lessee shall be entitled to offset amounts payable by the Lessee under clause (1) of this Section 14(b) against any amounts owed to it by Lessor under clause (2) of this Section 14(b).

          (c) PREEMPTIVE ELECTION BY LESSOR.

          Notwithstanding the foregoing provisions of this Section 14, the Lessor may, not later than 90 days prior to the proposed Termination Date, notify the Lessee of its preemptive election to take possession of the Aircraft and following delivery of such notice, the Lessee shall have no obligation to pay Termination Value or any amount with respect to Termination Value under this Section 14. On the Termination Date, if the Lessor shall have exercised its preemptive election to retain the Aircraft in accordance with the terms of this Section 14(c), (1) the Lessee shall deliver the Airframe and Engines or engines installed thereon to the Lessor in accordance with Section 12 and shall pay the Lessor or, in the case of Supplemental Rent, to the Persons entitled thereto, (A) all unpaid Basic Rent, if any, payable on or before the Termination Date, plus (B) an amount equal to the Basic Rent, if any, payable on the Termination Date, plus (C) the amount, if any, set forth opposite the Termination Date in Exhibit D in the column with the heading "Deferred Basic Rent Amount", plus (D) all unpaid Supplemental Rent due on or before or after the Termination Date, and (2) the Lessor shall transfer to the Lessee title to any Engines constituting part of the Airframes but which were not then installed on the Aircraft as provided in Section 12(b) and pay to the Lessee the amount of prepaid Basic Rent, if any, as of such Termination Date as set forth in Exhibit D in the column with the heading "Prepaid Basic Rent Amount". In the event the Lessee delivers the Aircraft to the Lessor on the Termination Date pursuant to this Section 14(c), the Lessee shall be entitled to offset amounts payable by the Lessee under clause (1) of this Section 14(c) against any amounts owed to it by Lessor under clause (2) of this Section 14(c).

          (d) TERMINATION OF LEASE.

          Upon delivery by the Lessee of the Airframe and Engines or engines installed thereon and payment by the Lessee of all amounts payable by the Lessee under either Section 14(b) or 14(c), as the case may be, the obligations of the Lessee to pay Rent (except for Supplemental Rent obligations surviving pursuant to Section 3(c) and Articles 6 and 7 of the Participation Agreement or the Tax Indemnity Agreement or which have otherwise accrued but not paid as of the Termination Date) shall cease and the Term shall end.

          (e) EFFECT OF NO SALE OR PREEMPTIVE DELIVERY TO LESSOR.

          If on the Termination Date no sale of the Aircraft shall have occurred and the Lessee has not delivered the Aircraft to the Lessor pursuant to Section 14(c), the Lessee's notice given pursuant to Section 14(a) shall be deemed to be withdrawn as of such date and this Lease shall continue in full force and effect.

          (f) NO DUTY ON PART OF LESSOR.

          Lessor shall be under no duty to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take any action in connection with any such sale other than to cooperate with such efforts as Lessee may reasonably request and to make the transfers described in Section 14(a).

Section 15. INVESTMENT OF SECURITY FUNDS.

          Any monies paid to or retained by the Lessor which are required to be paid to the Lessee or applied for the benefit of the Lessee (including, without limitation, amounts payable to the Lessee under Sections 8 and 9), but which the Lessor is entitled to hold under the terms hereof pending the occurrence of some event or the performance of some act (including, without limitation, the remedying of an Event of Default), shall, until paid to the Lessee or applied as provided herein, be invested by the Lessor from time to time at the direction, risk and expense of the Lessee in Permitted Investments. There shall be promptly remitted to the Lessee any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) unless a Specified Default shall have occurred and be continuing, in which case such gains shall be held or applied in accordance with the preceding sentence. The Lessee will promptly pay to the Lessor, on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment).

Section 16. EVENTS OF DEFAULT.

          The following events shall constitute Events of Default and each such Event of Default shall be deemed to exist and continue so long as, but only so long as, it shall not have been remedied:

          (a) The Lessee shall fail to make any payment of (i) Basic Rent or Termination Value when due and such failure shall continue for a period of 10 days or (ii) Supplemental Rent (other than Termination Value) within 30 days after receipt by the Lessee of a written demand therefor from the Lessor;

          (b) The Lessee shall fail to procure and maintain insurance required pursuant to Section 9 or such insurance shall be cancelled or lapse; PROVIDED that such lapse or cancellation shall not constitute an Event of Default until the earlier of 30 days after receipt by the Lessor of notice of such lapse or cancellation or the date that the lapse or cancellation is effective as to the Lessor or the Owner Participant;

          (c) The Lessee shall operate the Aircraft after having received notice that the public liability insurance required by Section 9(a) has lapsed or has been cancelled;

          (d) The Lessee shall fail to perform or observe any other covenant or condition to be performed or observed by it hereunder or under any other Operative Agreement (other than the Tax Indemnity Agreement), and such failure shall continue unremedied for a period of 30 days after delivery of notice of such failure from the Lessor to the Lessee, unless such failure is curable and the Lessee shall, after the delivery of such notice, be diligently proceeding to correct such failure and shall in fact correct such failure 120 days after delivery of such notice;

          (e) Any representation or warranty made by the Lessee herein or in any Operative Agreement or in any certificate required to be delivered by the Lessee pursuant thereto (other than the Tax Indemnity Agreement) shall prove to have been incorrect in any material respect when made and shall remain material at the time in question and shall not be remedied within 30 days after notice thereof has been given to the Lessee by the Lessor, unless such incorrectness is curable and Lessee shall, after delivery of such notice, be diligently proceeding to correct such failure and shall in fact correct such failure 120 days after the delivery of such notice;

          (f) The Lessee shall consent to the appointment of or taking possession by a receiver, assignee, custodian, sequestrator, trustee or liquidator (or other similar official) of itself or of a substantial part of its property, or the Lessee shall admit in writing its inability to pay its debts generally as they come due (as provided in 11 U.S.C.Section303(h)(1)), or shall make a general assignment for the benefit of its creditors, or the Lessee shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking liquidation, reorganization or other relief with respect to itself or its debts under the Federal bankruptcy laws, as now or hereafter constituted or any other applicable Federal or State bankruptcy, insolvency or other similar law or shall consent to the entry of an order for relief in an involuntary case under any such law or the Lessee shall file an answer admitting the material allegations of a petition filed against the Lessee in any such proceeding, or otherwise seek relief under the provisions of any now existing or future Federal or State bankruptcy, insolvency or other similar law providing for the reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors;

          (g) An order, judgment or decree shall be entered in any proceedings by any court of competent jurisdiction appointing, without the consent of the Lessee, a receiver, trustee or liquidator of the Lessee or of any substantial part of its property, or any substantial part of the property of the Lessee shall be sequestered, and any such order, judgment of decree of appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of 90 days after the date of entry thereof;

          (h) A petition against the Lessee in a proceeding under the Federal bankruptcy laws or other insolvency laws as now or hereafter in effect shall be filed and shall not be withdrawn or dismissed within 90 days thereafter, or, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to the Lessee, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Lessee or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 90 days;

          (i) So long as GECC or an Affiliate of GECC (including, for the avoidance of doubt, Silvermine) is the Owner Participant, any "event of default" occurs under a Related Lease;

          (j) Lessee shall receive notice of default or exercise of remedies with respect to the payment or performance of any indebtedness or other obligation to any third party and any such default or exercise of remedies results in an acceleration of such indebtedness or obligation; provided, however, that the aggregate amount of any such indebtedness or obligation is in excess of $5,000,000 (determined in the case of borrowed money by the amount outstanding under the agreement pursuant to which such borrowed money was borrowed, in the case of a deferred purchase price by the remaining balance and in the case of a lease by the present value of the remaining rent payable thereunder); or

          (k) The Lessee shall cease to be a Certificated Air Carrier and such circumstance results in the Owner Trustee no longer being entitled to the benefits of Section 1110 of the Bankruptcy Code,

PROVIDED that, notwithstanding anything to the contrary contained in this Lease, any failure of the Lessee to perform or observe any covenant, condition, or agreement herein shall not constitute an Event of Default under clause (d) above if such failure is caused solely by reason of an event referred to in the definition of "EVENT OF LOSS" so long as the Lessee is continuing to comply with the applicable terms of Section 8.

Section 17. REMEDIES.

          Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing, the Lessor may, at its option, declare this Lease to be in default by a notice to the Lessee (PROVIDED that this Lease shall be deemed to have been declared in default without the necessity of such notice upon the occurrence of any Event of Default described in paragraph (f),
(g) or (h) of Section 16 hereof); and at any time thereafter so long as the Lessee shall not have remedied all outstanding Events of Default, the Lessor may do, and the Lessee shall comply with, one or more of the following with respect to the Airframe and all or any part of the Engines, as the Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, Applicable Law then in effect; PROVIDED that during any period the Aircraft is subject to the Civil Reserve Air Fleet Program in accordance with the provisions of Section 5(b) and in the possession of the United States government or an instrumentality or agency thereof, the Lessor shall not, on account of any Event of Default, be entitled to do any of the following in such manner as to limit the Lessee's control under this Lease (or any sublessee's control under any Sublease permitted by the terms of this Lease) of any Airframe or any Engines, unless at least 60 days' (or such lesser period, if any, as may then be applicable under the Military Airlift Command Program of the United States Government) prior notice of default hereunder shall have been given by the Lessor by registered or certified mail to the Lessee (or any sublessee) with a copy addressed to the Contracting Office Representative for the Military Airlift Command of the United States Air Force under any contract with Lessee (or any sublessee) relating to the Aircraft:

          (a) Cause the Lessee, upon the written demand of the Lessor and at the Lessee's expense to, and the Lessee shall, promptly return the Airframe and all or such part of the Engines as the Lessor may demand to the Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Section 12 as if the Airframe and such Engines were being returned at the end of the Term; or the Lessor, at its option, may cause public officials acting pursuant to judicial order obtained in summary proceedings or otherwise to enter upon the premises where the Airframe or any or all Engines are located or reasonably believed to be located and take immediate possession of and remove such Airframe or Engines, and the Lessee shall comply therewith, all without liability to the Lessor for or by reason of such entry or taking possession, whether for the restoration of damage to property caused by such taking or otherwise; and the Lessee shall promptly execute and deliver to the Lessor such instruments of title or other documents as the Lessor may deem necessary or advisable to enable the Lessor or its agent to obtain possession of the Airframe or the Engines, provided that if the Lessee shall for any reason fail to execute and deliver such instruments and documents after such request, the Lessor shall be entitled, in a proceeding to which the Lessee shall be a necessary party, to a judgment for specific performance, conferring the right to immediate possession upon the Lessor and requiring the Lessee to execute and deliver such instruments and documents to the Lessor;

          (b) Sell or otherwise dispose of all or any part of the Aircraft, at public or private sale, as the Lessor may determine, or hold, use, operate, lease to others or keep idle all or any part of the Aircraft, Airframe or any Engine as the Lessor, in its sole discretion, may determine, in any such case free and clear of any rights of the Lessee except as hereinafter set forth in this Section 17 and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect thereto except to the extent required by paragraph (d) below in the event the Lessor elects to exercise its rights under said paragraph in lieu of its rights under paragraph (c) below;

          (c) Whether or not the Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (a) or paragraph (b) above with respect to the Aircraft, the Lessor, by written notice to the Lessee specifying a payment date (which shall be a Termination Date) not earlier than 10 days from the date of such notice, may require the Lessee to pay to the Lessor, and the Lessee shall pay to the Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty, (i) any installment of Basic Rent due before such payment date, plus (ii) an amount equal to the sum of (A) the amount, if any, set forth opposite such payment date in Exhibit D in the column with the heading "Deferred Basic Rent Amount" plus
     (B) if such payment date is a Basic Rent Payment Date, the Basic Rent, if any, payable on such Basic Rent Payment Date, plus (iii) an amount equal to the excess, if any, of (A) Termination Value for the Aircraft, determined as of such payment date over (B) the Fair Market Sales Value for the Aircraft, computed as of such payment date, together with interest, to the extent permitted by Applicable Law, at the Past Due Rate on the amounts specified in the foregoing clauses (i), (ii) and (iii) of this paragraph
     (c), from such payment date, to the date of actual payment of such amounts; PROVIDED THAT, in any such instance in which the Lessor is unable to repossess the Aircraft due to circumstances not relating to or caused by any Lessee Person and the Fair Market Sales Value thereof is deemed to be zero, upon receipt of any such payment under this paragraph (c) and all other amounts due hereunder, the Lessor shall convey, as-is, where-is, without recourse or warranty, other than a warranty against Lessor's Liens, to the Lessee all right, title and interest of the Lessor in and to the Airframe and Engines, and execute and deliver to the Lessee such bills of sale and other documents and instruments as the Lessee may reasonably request to evidence such conveyance;

          (d) In the event the Lessor, pursuant to paragraph (b) above, shall have sold the Aircraft upon reasonable notice to the Lessee, the Lessor in lieu of exercising its rights under paragraph (c) above with respect to the Aircraft, may, if it shall so elect, require the Lessee to pay the Lessor, and the Lessee shall pay to the Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent due after the date on which such sale occurs but in addition to any installment of Basic Rent due up to the date on which such sale occurs, (i) the amount of any deficiency of the net proceeds of such sale below the Termination Value of the Aircraft, determined as of the Termination Date immediately preceding the date of such sale (or the Termination Date coinciding with the date of such sale if the date of such sale is a

     Termination Date), together with interest, to the extent permitted by Applicable Law, at the Past Due Rate on the amount of such deficiency from such Termination Date to the date of actual payment, plus (ii) an amount equal to the sum of (A) the amount, if any, set forth opposite such Termination Date in Exhibit D in the column with the heading "Deferred Basic Rent Amount" plus (B) if such Termination Date is a Basic Rent Payment Date, the Basic Rent, if any, payable on such Basic Rent Payment Date, together with interest, to the extent permitted by Applicable Law, at the Past Due Rate on the amount specified in the foregoing clause (ii) of this paragraph (d) from such Termination Date to the date of actual payment; and

          (e) Rescind, cancel or terminate this Lease or exercise any other right or remedy which may be available under Applicable Law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

In addition, the Lessee shall be liable for any unpaid Supplemental Rent due hereunder before or after any termination hereof, including all reasonable costs and expenses including attorney's fees and disbursements incurred by the Lessor or the Owner Participant by reason of the occurrence of any Event of Default or the exercise of the Lessor's remedies with respect thereto including without limitation all costs and expenses incurred in connection with the return of the Airframe or any Engine in accordance with, and in the condition required by, the terms of Section 12 or any appraisal of the Aircraft required for purposes of this Section 17. At any sale of the Aircraft, the Airframe or any Engine, or portion thereof pursuant to this Section 17, the Lessor or the Owner Participant may bid for and purchase such property. Except as otherwise expressly provided above, no remedy referred to in this Section 17 is intended to be exclusive (but the liquidation of damages provided in this Section 17 shall be exclusive to the extent permitted by Applicable Law), but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the Lessor for the Event of Default at law or in equity; and the exercise or beginning of exercise by the Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by the Lessor of any or all such other remedies. No express or implied waiver by the Lessor of any Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

          If the Lessor by written notice specifies a payment date under Section 17(c), then subject to Section 23(j) hereof, upon payment by the Lessee on such payment date of all amounts specified in Section 17(c) to be paid by the Lessee, the Lessor shall pay to the Lessee the amount, if any, set forth in Exhibit D beside the Termination Date specified in the Lessor's written notice in the column with the heading "Prepaid Basic Rent Amount".

          If the Lessor shall have sold the Aircraft and shall exercise its rights under Section 17(d), then subject to Section 23(j) hereof, upon payment by the Lessee on the date of such sale of all amounts specified therein to be paid by the Lessee, the Lessor shall pay to the Lessee the amount, if any, set forth in Exhibit D beside the Termination Date specified in Section 17(d) in the column with the heading "Prepaid Basic Rent Amount".

Section 18. LESSOR'S RIGHT TO PERFORM FOR THE LESSEE.

          If the Lessee fails to make any payment of Rent required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein the Lessor may, upon prior notice to the Lessee, itself make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the reasonable expenses of the Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Past Due Rate, shall be deemed Supplemental Rent, payable by the Lessee upon demand; PROVIDED that no such payment or performance by the Lessor shall be deemed to cure any Default or Event of Default under this Lease or relieve the Lessee of any of its obligations hereunder; PROVIDED further that nothing in this Section 18 shall be deemed to permit the Lessor to exercise any control over the operation or maintenance of the Aircraft or any part thereof while it is being utilized in the air transportation services of the Lessee or any Permitted Sublessee without the consent of the Lessee; PROVIDED further that the provisions of this Section 18 shall not affect Lessor's right to exercise its remedies under Section 17 upon the occurrence and continuance of an Event of Default.

Section 19. BANKRUPTCY.

          It is the intention of the parties that the Lessor shall be entitled to the benefits of 11 U.S.C. Section 1110 with respect to the right to repossess the Airframe, Engines and Parts as provided herein, and in any circumstances where more than one construction of the terms and conditions of this Lease is possible, a construction which would preserve such benefits shall control over any construction which would not preserve such benefits or would render them doubtful. To the extent consistent with the provisions of 11 U.S.C. Section 1110 or any analogous section of the Federal bankruptcy laws, as amended from time to time, it is hereby expressly agreed and provided that, notwithstanding any other provisions of the Federal bankruptcy laws, as amended from time to time, any right of the Lessor to take possession of the Aircraft in compliance with the provisions of this Lease shall not be affected by the provisions of 11 U.S.C.
Section 362 or 363, as amended from time to time, or any analogous provisions of any superseding statute or any power of the bankruptcy court to enjoin such taking of possession.

Section 20. ASSIGNMENT; BENEFIT AND BINDING EFFECT.

          (a) ASSIGNMENT BY THE LESSEE.

          The Lessee may not, without the prior written consent of the Lessor and the Owner Participant, assign any of its rights hereunder except as otherwise expressly provided herein.

          (b) ASSIGNMENT BY THE LESSOR.

          The Lessor may not, without the prior consent of the Lessee, assign any of its rights under or interest in this Lease except to a successor Owner Trustee or additional trustee referred to in Section 9.01 of the Participation Agreement and Section 8.01 of the Trust Agreement and except as set forth in
Section 13.09 of the Participation Agreement or as otherwise expressly provided herein.

          (c) BENEFIT AND BINDING EFFECT.

          The terms and provisions of this Lease shall be binding upon and, subject to the limitations on assignment of rights hereunder, inure to the benefit of the Lessor and the Lessee and their respective successors and permitted assigns. Nothing herein shall be construed as creating rights in any other Person except, to the extent provided herein, the Owner Participant.

          (d) SUBLESSEE'S PERFORMANCE AND RIGHTS.

          Any obligation imposed on the Lessee in this Lease shall require only that the Lessee perform or cause to be performed such obligation, even if stated herein as a direct obligation, and the performance of any such obligation by any sublessee or transferee of the Airframe or any Engine or Part permitted by the terms hereof under a sublease or transfer agreement then in effect shall constitute performance by the Lessee and to the extent of such performance discharges such obligation by the Lessee.

Section 21. OWNER TRUSTEE'S LIMITATION ON LIABILITY.

          Trust Company is entering into this Lease solely as Owner Trustee under the Trust Agreement and not in its individual capacity and neither Trust Company nor any entity acting as successor Owner Trustee or additional Owner Trustee under the Trust Agreement shall be personally liable for, or for any loss in respect of, any of the statements, representations, warranties, agreements or obligations stated to be those of the Lessor hereunder, as to which all interested parties shall look solely to the Trust Estate, except to the extent expressly provided otherwise in any other Operative Agreement, PROVIDED, HOWEVER, that nothing in this Section 21 shall be construed to limit in scope or substance the liability of Trust Company or any entity acting as successor Owner Trustee or additional Owner Trustee under the Trust Agreement in its individual capacity for the consequences of its own willful misconduct or gross negligence or (in receiving, handling or remitting funds) its simple negligence, or the inaccuracy or breach of its representations, warranties or covenants made in such capacity in any other Operative Agreement.

Section 22. CERTAIN AGREEMENTS OF LESSEE.

          The Lessee will take, or cause to be taken, at the Lessee's cost and expense, such action with respect to the recording, filing, re-recording and re-filing of this Lease, each Lease Supplement, the Trust Agreement and any financing statements or other instruments as are necessary or requested by the Owner Participant and appropriate, to maintain any security interest that may be claimed to have been created by this Lease and the ownership interest of the Owner Trustee in the Aircraft, and will furnish to the Owner Trustee and the Owner Participant timely notice of the necessity of such action, together with such instruments, in execution form, and such other information as may be required to enable them to take such action.

Section 23. MISCELLANEOUS.

          (a) NOTICES.

          Except as otherwise specifically provided herein, all notices, requests, approvals or consents required or permitted by the terms hereof shall be in writing (it being understood that the specification of a writing in certain instances and not in others does not imply an intention that a writing is not required as to the latter). Any notice shall be effective when received. Any notice shall either be sent by overnight courier service or overnight delivery service or by hand, or sent in the form of a telecopy, provided that there is receipt of such notice the next Business Day from an overnight courier service, or by overnight delivery service or delivered by hand. Any notice shall be directed to the Lessee, the Lessor or any other party to the Participation Agreement to the respective addresses set forth in Section 12.01 to the Participation Agreement or to such other address or telecopy number as any such party may designate pursuant to Section 12.01 of the Participation Agreement.

          (b) COUNTERPARTS.

          This Lease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall, subject to the next sentence and the legend appearing on the cover hereof, be an original, but all such counterparts shall together constitute but one and the same instrument. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS THE TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART MARKED COUNTERPART NO. 1.

          (c) AMENDMENTS.

          Neither this Lease nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the Lessor and the Lessee.

          (d) AGREEMENT TO LEASE.

          It is the intent of the parties to this Lease that for all purposes (including, without limitation, U.S. Federal income tax purposes) this Lease will be a true lease, and that this Lease conveys to the Lessee no right, title or interest in the Aircraft except as a lessee.

          (e) GOVERNING LAW.

               (i) THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS LEASE HAS BEEN DELIVERED IN THE STATE OF NEW YORK.

               (ii) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY AGREES, ACCEPTS AND SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN THE CITY AND COUNTY OF NEW YORK AND OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN CONNECTION WITH ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTER RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THIS LEASE.

               (iii) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS AND AGREES THAT THE SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY MAILING COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT THE ADDRESS SET FORTH PURSUANT TO SECTION 12.01 OF THE PARTICIPATION AGREEMENT. EACH PARTY HERETO AGREES THAT SERVICE UPON IT, OR ANY OF ITS AGENTS, IN EACH CASE IN ACCORDANCE WITH THIS SECTION 23(e)(iii), SHALL CONSTITUTE VALID AND EFFECTIVE PERSONAL SERVICE UPON SUCH PARTY, AND EACH PARTY HERETO HEREBY AGREES THAT THE FAILURE OF ANY OF ITS AGENTS TO GIVE ANY NOTICE OF SUCH SERVICE TO ANY SUCH PARTY SHALL NOT IMPAIR OR AFFECT IN ANY WAY THE VALIDITY OF SUCH SERVICE ON SUCH PARTY OR ANY JUDGMENT RENDERED IN ANY ACTION OR PROCEEDING BASED THEREON.

               (iv) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY LEGAL ACTION OR PROCEEDING BROUGHT HEREUNDER IN ANY OF THE ABOVE-NAMED COURTS, THAT SUCH ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT VENUE FOR THE ACTION OR PROCEEDING IS IMPROPER OR THAT THIS LEASE OR ANY OTHER OPERATIVE AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS.

               (v) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN ANY COURT IN ANY JURISDICTION BASED UPON OR ARISING OUT OF OR RELATING TO THIS LEASE.

          (f) SEVERABILITY.

          Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          (g) SURVIVAL.

          The representations, warranties, indemnities and covenants set forth herein shall survive the delivery of the Aircraft, the transfer of any interest of Owner Participant in this Lease, the other Operative Agreements, the Trust Estate and the Trust Agreement.

          (h) ARTICLE 2A.

          The Lessor and the Lessee agree that this Lease is a "finance lease" for purposes of Article 2A of, and as defined in Section 2-A-103 of the Uniform Commercial Code. The Lessee agrees that no right or remedy granted solely by reason of Article 2A of the Uniform Commercial Code shall be available to the Lessee as against the Lessor unless expressly provided in this Lease.

          (i) EXHIBIT D.

          When the provisions of the Participation Agreement or this Lease refer to an amount, if any, set forth opposite a date in Exhibit D in the column with the heading "Deferred Basic Rent Amount" or "Prepaid Basic Rent Amount", as the case may be, such amount shall be equal to Lessor's Cost multiplied by the percentage, if any, set forth opposite such date in Exhibit D under the column with the heading "Deferred Basic Rent Amount" or "Prepaid Basic Rent Amount", as the case may be.

          (j) LESSOR'S RIGHTS.

          The Lessor shall be entitled to set off or withhold from any sum or sums expressed in this Lease or the Participation Agreement to be due and payable by the Lessor to the Lessee any amounts due or expressed to be due and payable by the Lessee to the Lessor in this Lease or any of the other Operative Agreements.

            [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease to be duly executed by their authorized officers as of the day and year first above written.

                                      WELLS FARGO BANK NORTHWEST,
                                      NATIONAL ASSOCIATION
                                      not in its individual capacity, but solely as Owner Trustee

                                      By: /s/ Brett R. King
                                          --------------------------------------
                                          Name: Brett R. King
                                          Title: Vice President

                                      CHAUTAUQUA AIRLINES, INC.

                                      By: /s/ Robert H. Cooper
                                          --------------------------------------
                                          Name: Robert H. Cooper
                                          Title: Vice President

                                                                       Exhibit A
                                                              TO LEASE AGREEMENT

                         LEASE SUPPLEMENT NO. 1 [N296SK]

          THIS LEASE SUPPLEMENT NO. 1 [N296SK] dated __________, 2001, between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee, except as otherwise provided herein, the Lessor, and CHAUTAUQUA AIRLINES, INC., a New York corporation, the Lessee;

                              W I T N E S S E T H :

          WHEREAS, the Lessor and the Lessee have heretofore entered into that certain Lease Agreement [N296SK], dated as of December 20, 2001 (the "Lease", the terms defined therein being herein used with the same meaning), which Lease provides, among other things, for the execution and delivery of Lease Supplements in substantially the form hereof for the purpose of leasing a specific Aircraft under the Lease when delivered by the Lessor to the Lessee in accordance with the terms thereof;

          WHEREAS, the Lease, a counterpart of which is attached hereto and made a part hereof, relates to the Aircraft and Engines described in Schedule I hereto and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the FAA as one document;

          NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, and pursuant to Section 2 of the Lease, the Lessor and the Lessee hereby agree as follows:

          1. The Lessor hereby delivers and leases to the Lessee, and the Lessee hereby accepts and leases from the Lessor, under the Lease as herein supplemented, the Aircraft, described in Schedule I hereto.

          2. The Delivery Date is the date of this Lease Supplement set forth in the opening paragraph hereof.

          3. The Basic Term shall commence on the Delivery Date and continue through __________, ____ (the "Expiration Date"), unless terminated earlier as provided in the Lease.

          4. Lessee hereby confirms to Lessor that Lessee has duly and irrevocably accepted the Aircraft under and for all purposes hereof, of the Lease and of the other Lessee Documents.

          5. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

          6. This Lease Supplement may be executed by the parties hereto in separate counterparts and all such counterparts shall together constitute but one and the same instrument.

To the extent, if any, that this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement or the Lease may be created through the transfer or possession of any counterpart other than the original counterpart of each thereof marked Counterpart No. 1.

          7. THIS LEASE SUPPLEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

          IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease Supplement to be duly executed by their authorized officers as of the day and year first above written.

                                      WELLS FARGO BANK NORTHWEST,
                                      NATIONAL ASSOCIATION
                                      not in its individual capacity, but solely as Owner Trustee

                                      By: /s/ Brett R. King
                                          --------------------------------------
                                          Name: Brett R. King
                                          Title: Vice President

                                      CHAUTAUQUA AIRLINES, INC.

                                      By: /s/ Robert H. Cooper
                                          --------------------------------------
                                          Name: Robert H. Cooper
                                          Title: Vice President

                                                                      SCHEDULE I
                                                                    TO EXHIBIT A

                       DESCRIPTION OF AIRFRAME AND ENGINES

                                    AIRFRAME

                          Manufacturer's        FAA Registration          Manufacturer's
    Manufacturer              Model                    No.                  Serial No.
--------------------  ----------------------  ---------------------  -----------------------
      Embraer              EMB-145LR               N296SK                   145514

                                     ENGINES

                                 Manufacturer's               Manufacturer's
      Manufacturer                  Model                      Serial No.
-----------------------   ---------------------------    ----------------------
       Rolls Royce                AE 3007A1P                   CAE 311970

                                                               CAE 311958

          Each Engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.

                                                                      SCHEDULE I
                                                                    TO EXHIBIT A

                       DESCRIPTION OF AIRFRAME AND ENGINES

                                                                       Exhibit B

                          CERTAIN ECONOMIC INFORMATION

                                      [*]




--------
* Confidential

                                                                     Exhibit C-1

                           BASIC RENT PAYMENT SCHEDULE

                                       [*]


---------
* Confidential

                                                                     Exhibit C-2

                         BASIC RENT ALLOCATION SCHEDULE

                                                        Allocation of Basic
                                                        Rent (expressed as a
From (but not including)            Through         percentage of Lessor's Cost)
------------------------            -------         ----------------------------

         [*]                                                      [*]



---------
* Confidential

                                                                       Exhibit D

                               TERMINATION VALUES

                    Termination Value     Deferred Basic Rent      Prepaid Basic Rent
                     (expressed as a     Amount (expressed as     Amount (expressed as
                      percentage of         a percentage of          a percentage of
Termination Date      Lessor's Cost)         Lessor's Cost)           Lessor's Cost)
----------------      --------------         --------------           --------------

       [*]                  [*]                    [*]                       [*]


                                                                       Exhibit E

        LISTS OF COUNTRIES - PERMITTED FOR RE-REGISTRATION AND SUBLEASING

Australia                                                     Italy

Austria                                                       Japan

Belgium                                                       Luxembourg

Canada                                                        Netherlands

Denmark                                                       New Zealand

Finland                                                       Norway

France                                                        Portugal

Germany                                                       Sweden

Iceland                                                       Switzerland

Ireland                                                       United Kingdom

                                TABLE OF CONTENTS

                                                                                                       PAGE
                                                                                                       ----

Section 1.      Interpretation............................................................................1
       (a)      Definitions...............................................................................1
       (b)      References................................................................................1
       (c)      Headings..................................................................................1
       (d)      Appendices, Schedules and Exhibits........................................................1

Section 2.      Delivery and Leasing of the Aircraft......................................................2
       (a)      Leasing of the Aircraft...................................................................2
       (b)      Delivery and Acceptance of the Aircraft Under the Lease...................................2

Section 3.      Term and Rent.............................................................................2
       (a)      Term......................................................................................2
       (b)      Basic Rent................................................................................2
       (c)      Supplemental Rent.........................................................................3
       (d)      Adjustments to Basic Rent and Termination Values..........................................3
       (e)      Manner of Payment.........................................................................5
       (f)      Rent Obligations Unconditional............................................................5

Section 4.      The Lessor's Representations and Warranties...............................................6
       (a)      Representation and Warranties.............................................................6
       (b)      Quiet Enjoyment...........................................................................6
       (c)      Manufacturer's Warranties.................................................................7

Section 5.      Possession, Operation and Use, Maintenance, Registration and Insignia.....................7
       (a)      General...................................................................................7
       (b)      Possession................................................................................7
       (c)      Operation and Use........................................................................12
       (d)      Maintenance..............................................................................12
       (e)      Registration.............................................................................13

Section 6.      Inspection...............................................................................13

Section 7.      Replacement and Pooling of Parts; Alterations,    Modifications and
                Additions; Substitution of Engines.......................................................14
       (a)      Replacement of Parts.....................................................................14
       (b)      Title to Parts...........................................................................15
       (c)      Pooling or Parts Leasing.................................................................15
       (d)      Alterations, Modifications and Additions.................................................15
       (e)      Substitution of Engines..................................................................17

Section 8.      Loss, Destruction or Requisition.........................................................19
       (a)      Event of Loss with Respect to the Airframe...............................................19

                                       -i-

       (b)      Effect of Replacement....................................................................20
       (c)      Effect of Termination Value Payment......................................................20
       (d)      Conditions to Airframe Replacement.......................................................21
       (e)      Non-Insurance Payments Received on Account of an Event of Loss...........................23
       (f)      Requisition for Use......................................................................24
       (g)      Certain Payments to be Held As Security..................................................24

Section 9.      Insurance................................................................................25
       (a)      Public Liability and Property Damage Insurance...........................................25
       (b)      Insurance Against Loss or Damage to the Aircraft and Engines.............................26
       (c)      Additional Insureds; Loss Payment........................................................26
       (d)      Deductibles and Self-Insurance...........................................................27
       (e)      Application of Hull Insurance Proceeds...................................................27
       (f)      Insurance for Own Account................................................................28
       (g)      Reports, etc.............................................................................28
       (h)      Right to Pay Premiums....................................................................29

Section 10.     Liens....................................................................................29

Section 11.     Recordation and Further Assurances.......................................................30
       (a)      Recordation of Lease.....................................................................30
       (b)      Further Assurances.......................................................................30
       (c)      Markings.................................................................................30

Section 12.     Return of Aircraft and Records...........................................................31
       (a)      Return of Aircraft.......................................................................31
       (b)      Return of Other Engines..................................................................31
       (c)      Fuel; Records............................................................................31
       (d)      Condition of Aircraft....................................................................31
       (e)      Failure to Return........................................................................32
       (f)      Storage and Related Matters..............................................................32

Section 13.     Renewal Option and Purchase Options......................................................32
       (a)      Renewal Terms............................................................................32
       (b)      Lessee's Purchase Options................................................................33

Section 14.     Voluntary Termination for Obsolescence...................................................35
       (a)      Termination by Sale of Aircraft..........................................................35
       (b)      Payments Due Upon Sale of Aircraft.......................................................36
       (c)      Preemptive Election by Lessor............................................................36
       (d)      Termination of Lease.....................................................................37
       (e)      Effect of No Sale or Preemptive Delivery to Lessor.......................................37
       (f)      No Duty on Part of Lessor................................................................37

Section 15.     Investment of Security Funds.............................................................37

Section 16.     Events of Default........................................................................38


Section 17.     Remedies.................................................................................40

Section 18.     Lessor's Right to Perform for the Lessee.................................................43

Section 19.     Bankruptcy...............................................................................43

Section 20.     Assignment: Benefit and Binding Effect...................................................43
       (a)      Assignment by the Lessee.................................................................43
       (b)      Assignment by the Lessor.................................................................44
       (c)      Benefit and Binding Effect...............................................................44
       (d)      Sublessee's Performance and Rights.......................................................44

Section 21.     Owner Trustee's Limitation on Liability..................................................44

Section 22.     Certain Agreements of Lessee.............................................................44

Section 23.     Miscellaneous............................................................................45
       (a)      Notices..................................................................................45
       (b)      Counterparts.............................................................................45
       (c)      Amendments...............................................................................45
       (d)      Agreement to Lease.......................................................................45
       (e)      Governing Law............................................................................46
       (f)      Severability.............................................................................47
       (g)      Survival.................................................................................47
       (h)      Article 2A...............................................................................47
       (i)      Exhibit D................................................................................46
       (j)      Lessor's Rights..........................................................................46

Appendix A      Definitions
Exhibit A       Form of Lease Supplement
Exhibit B       Certain Economic Information
Exhibit C-1     Basic Rent Payment Schedule
Exhibit C-2     Basic Rent Allocation Schedule
Exhibit D       Termination Values
Exhibit E       List of Countries
Exhibit F-1     Return Conditions
Exhibit F-2     Return Conditions

                         LEASE SUPPLEMENT NO. 1 [N296SK]

          THIS LEASE SUPPLEMENT NO. 1 [N296SK] dated December 20, 2001, between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee, except as otherwise provided herein, the Lessor, and CHAUTAUQUA AIRLINES, INC., a New York corporation, the Lessee;

                              W I T N E S S E T H :

          WHEREAS, the Lessor and the Lessee have heretofore entered into that certain Lease Agreement [N296SK], dated as of December 20, 2001 (the "Lease", the terms defined therein being herein used with the same meaning), which Lease provides, among other things, for the execution and delivery of Lease Supplements in substantially the form hereof for the purpose of leasing a specific Aircraft under the Lease when delivered by the Lessor to the Lessee in accordance with the terms thereof;

          WHEREAS, the Lease, a counterpart of which is attached hereto and made a part hereof, relates to the Aircraft and Engines described in Schedule I hereto and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the FAA as one document;

          NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, and pursuant to Section 2 of the Lease, the Lessor and the Lessee hereby agree as follows:

          1. The Lessor hereby delivers and leases to the Lessee, and the Lessee hereby accepts and leases from the Lessor, under the Lease as herein supplemented, the Aircraft, described in Schedule I hereto.

          2. The Delivery Date is the date of this Lease Supplement set forth in the opening paragraph hereof.

          3. The Basic Term shall commence on the Delivery Date and continue through June 20, 2018 (the "Expiration Date"), unless terminated earlier as provided in the Lease.

          4. Lessee hereby confirms to Lessor that Lessee has duly and irrevocably accepted the Aircraft under and for all purposes hereof, of the Lease and of the other Lessee Documents.

          5. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

          6. This Lease Supplement may be executed by the parties hereto in separate counterparts and all such counterparts shall together constitute but one and the same instrument.

To the extent, if any, that this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement or the Lease may be created through the transfer or possession of any counterpart other than the original counterpart of each thereof marked Counterpart No. 1.

          7. THIS LEASE SUPPLEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

            [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease Supplement to be duly executed by their authorized officers as of the day and year first above written.

                                    WELLS FARGO BANK NORTHWEST,
                                    NATIONAL ASSOCIATION
                                    not in its individual capacity, but solely as Owner Trustee

                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                    CHAUTAUQUA AIRLINES, INC.

                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                                                      SCHEDULE I
                                                             TO LEASE SUPPLEMENT

                       DESCRIPTION OF AIRFRAME AND ENGINES

                                    AIRFRAME

Manufacturer     Manufacturer's      FAA Registration     Manufacturer's
                    Model                 Number          Serial No.

Embraer           EMB-145LR               N296SK             145514

                                     ENGINES

Manufacturer                Manufacturer's                Manufacturer's
                                Model                       Serial No.

Rolls Royce                   AE 3007A1P                    CAE 311970
                                                            CAE 311958

          Each Engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.

                                   APPENDIX A

                              DEFINITIONS [N296SK]

GENERAL PROVISIONS

          The following terms shall have the following meanings for all purposes of the Operative Agreements (as defined below), unless otherwise defined in an Operative Agreement or the context thereof shall otherwise require. In the case of any conflict between the provisions of this Appendix and the provisions of any Operative Agreement, the provisions of such Operative Agreement shall control the construction of such Operative Agreement.

          Unless the context otherwise requires, (i) references to agreements shall be deemed to mean such agreements as amended and supplemented from time to time, and any agreement, instrument or document entered into in substitution or replacement therefor, and (ii) references to parties to agreements shall be deemed to include the successors and permitted assigns of such parties.

          "ADDITIONAL INSUREDS" means the Owner Trustee (in its individual and trust capacities) and the Owner Participant.

          "AERONAUTICAL AUTHORITY" means as of any time of determination, the FAA or other governmental airworthiness authority having jurisdiction over the Aircraft or the Airframe and Engines or engines attached thereto under the laws of the country in which the Airframe is then registered.

          "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling 50% or more of any class of voting securities of such Person or otherwise controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" (including "controlled by" and "under common control with") shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or by contract or otherwise.

          "AFTER TAX BASIS" means a basis such that any payment to be received or deemed to be received by a Person shall be supplemented by a payment to such Person so that the sum of such payments, after deduction of all Taxes (taking into account any related credits or deductions) resulting from the actual or constructive receipt or accrual of such payments, shall be equal to the payment to be received.

          "AIRCRAFT" means the Airframe together with the Engines, whether or not any of the Engines may at the time of determination be installed on the Airframe or installed on any other airframe or on any other aircraft.

          "AIRFRAME" means (i) the Embraer model EMB-145LR aircraft (excluding the Engines and any other engines which may from time to time be installed thereon, but including any and all Parts which may from time to time be incorporated in, installed on or attached to such aircraft, and including any and all such Parts removed therefrom so long as title to such removed

Parts remains vested in the Lessor under the terms of Section 7 of the Lease) originally delivered and leased under the Lease, identified by national registration number and manufacturer's serial number in the Lease Supplement executed and delivered on the Delivery Date, so long as a Replacement Airframe shall not have been substituted therefor pursuant to Section 8 of the Lease, and
(ii) a Replacement Airframe, so long as another Replacement Airframe shall not have been substituted therefor pursuant to Section 8 of the Lease.

          "APPRAISAL PROCEDURE" has the meaning specified in Exhibit F-2 to the Lease.

          "APPLICABLE LAW" means all applicable laws, treaties, judgments, decrees, injunctions, writs and orders of any court, governmental agency or authority and rules, regulations, orders, directives, licenses and permits of any governmental body, instrumentality, agency or authority.

          "APPLICABLE RATE" has the meaning specified in Exhibit B to the Lease.

          "ASSIGNED WARRANTIES" means all warranty rights arising under the Embraer Purchase Agreement in respect of the Aircraft.

          "ASSUMED TRANSACTION COSTS" has the meaning specified in Exhibit B to the Lease.

          "BANKRUPTCY CODE" means Title 11 of the United States Code, as amended, and any successor thereto.

          "BASIC RENT" means the rent payable on Basic Rent Payment Dates throughout the Basic Term for the Aircraft pursuant to Section 3(b) of the Lease and rent payable during any Renewal Term pursuant to Section 13(a) of the Lease.

          "BASIC RENT PAYMENT DATE" means each date listed under the heading "Basic Rent Payment Date" in Exhibit C-1 to the Lease or, during a Renewal Term, such dates as are provided for in Section 13(a) of the Lease.

          "BASIC TERM" means the period commencing at the beginning of the day on the Delivery Date and ending at end of the day on the Expiration Date, or such earlier date on which the Lease shall be terminated as provided therein.

          "BENEFICIAL INTEREST" means the interest of the Owner Participant under the Trust Agreement.

          "BILLS OF SALE" means the FAA Bill of Sale and the Warranty Bill of Sale.

          "BUSINESS DAY" means any day other than a Saturday or Sunday or other day on which commercial banks are authorized or required by law to close in New York City, New York, Indianapolis, Indiana and Salt Lake City, Utah.

          "CERTIFICATED AIR CARRIER" means an "air carrier" within the meaning of the Transportation Code and a "citizen of the United States" within the meaning of Section 40102(a)(15) (or any successor provision) of the Transportation Code holding an "air carrier operating certificate" issued under Chapter 447 (or any successor provision) of the Transportation Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo, with each such certificate in full force and effect.

          "CITIZEN OF THE UNITED STATES" means a citizen of the United States as defined in Section. 40102(a)(15) of the Transportation Code, or any analogous part of any successor or substituted legislation or regulation at the time in effect.

          "CODE" means the United States Federal Internal Revenue Code of 1986, as amended from time to time, or any similar legislation of the United States enacted to supersede, amend, or supplement such Code (and any reference to a provision of the Code shall refer to any successor provision(s), however designated).

          "COMMITMENT" shall have the meaning given such term in Section 2.01(c) of the Participation Agreement.

          "CRAF PROGRAM" has the meaning specified in Section 5(b)(vii) of the Lease.

          "DEFAULT" means any event or condition which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default.

          "DELIVERY DATE" means the date on which the Aircraft is delivered and sold to the Lessor and leased by the Lessor to the Lessee under the Lease, which date shall be the date of the initial Lease Supplement.

          "DOLLARS", "DOLLAR" and "$" means dollars in lawful currency of the United States.

          "DOT" means the United States Department of Transportation or any successor thereto.

          "EBO DATE" has the meaning given to such term in Exhibit B to the Lease.

          "EBO AMOUNT" has the meaning given to such term in Exhibit B to the Lease.

          "EMBRAER PURCHASE AGREEMENT" means the EMB-145 Purchase Agreement Number GCT-025/98 dated June 17, 1998, between the Manufacturer and Solitair, as amended and supplemented from time to time.

          "EMBRAER ASSIGNMENT DOCUMENTS" means (i) that certain Purchase Agreement Assignment No. 1 [N296SK] dated as of the Delivery Date, between Solitair, as assignor, and Seller, as assignee, (ii) the Consent and Agreement No. 1 [N296SK] dated as of the Delivery Date, relating thereto executed by the Manufacturer, and (iii) the Warranty Bill of Sale dated the Delivery Date from the Manufacturer to the Seller.

          "ENGINE" means (A) each of the two Rolls Royce model AE3007A1P engines originally delivered and leased under the Lease, identified by manufacturer's serial number in the Lease Supplement executed and delivered on the Delivery Date, so long as a Replacement Engine shall not have been substituted therefor pursuant to Section 7(e) of the Lease, and (B) a Replacement Engine, so long as another Replacement Engine shall not have been substituted therefor pursuant to
Section 7(e) of the Lease, whether or not such engine or Replacement Engine, as the case may be, is from time to time installed on the Airframe or installed on any other aircraft, and including in each case all Parts incorporated or installed in or attached thereto and any and all Parts removed therefrom so long as title to such Parts remains vested in the Lessor under the terms of Section 7 of the Lease. The term "ENGINES" means, as of any date of determination, the two engines each of which is an Engine on that date.

          "ENGINE MANUFACTURER" means Rolls-Royce Corporation, a Delaware corporation, and its successors and permitted assigns.

          "ENGINE WARRANTIES" has the meaning specified in the Engine Warranty Assignment and Consent.

          "ENGINE WARRANTY AGREEMENT" means the Rolls-Royce AE3007A Series Engine Warranty Agreement made effective as of April 30, 1999, among the Engine Manufacturer, Solitair and the Lessee, as amended and supplemented from time to time.

          "ENGINE WARRANTY ASSIGNMENT AND CONSENT" means the Engine Warranty Assignment Agreement and Consent [N296SK], dated as of the Delivery Date, between Solitair and Owner Trustee and consented to by the Engine Manufacturer.

          "ERISA" means the Employee Retirement Income Security Act of 1974 and any regulations and rulings issued thereunder all as amended and in effect from time to time.

          "ERISA PLAN" means, individually or collectively, an employee benefit plan, as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA or any applicable regulation thereunder or a plan or individual retirement account which is subject to Section 4975(c) of the Code;

          "EVENT OF DEFAULT" has the meaning given to such term in Section 16 of the Lease.

          "EVENT OF LOSS" means any of the following events with respect to the Aircraft, the Airframe or any Engine:

               (i) any theft, hijacking or disappearance of such property for a period of 60 consecutive days or more or, if earlier for a period that extends until the end of the Term;

               (ii) destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use for any reason whatsoever;

               (iii) any event which results in an insurance settlement with respect to such property on the basis of an actual, constructive or compromised total loss;

               (iv) condemnation, confiscation or seizure of, or requisition of title to or use of such property by any foreign government or purported government (or in the case of any such requisition of title, by the Government) or any agency or instrumentality thereof, for a period in excess of (A) in the case of any requisition of use, 180 consecutive days (for countries listed in Exhibit E to the Lease) or 30 consecutive days (for any other country) or (B) in the case of any condemnation, confiscation or seizure of, or requisition of title,

          10 consecutive days, or, in any of the cases in this clause (iv), such shorter period ending on the expiration of the Term;

               (v) condemnation, confiscation or seizure of, or requisition of use of such property by the Government for a period extending beyond the Term;

               (vi) as a result of any law, rule, regulation, order or other action by the Aeronautical Authority, the use of the Aircraft or Airframe in the normal course of air transportation shall have been prohibited by virtue of a condition affecting all Embraer model EMB-145LR aircraft equipped with engines of the same make and model as the Engines for a period of 180 consecutive days (or beyond the end of the Term), unless the Lessee, prior to the expiration of such 180-day period, shall be diligently carrying forward all necessary and desirable steps to permit normal use of the Aircraft and shall within 12 months have conformed at least one Embraer model EMB-145LR aircraft (but not necessarily the Aircraft) to the requirements of any such law, rule, regulation, order or action, and shall be diligently pursuing conformance of the Aircraft in a non-discriminatory manner provided that, notwithstanding the foregoing, if such normal use of such property subject to the Lease shall be prohibited at the end of the Term, or if such normal use of such property shall be prohibited for a period of eighteen (18) consecutive months, an Event of Loss shall be deemed to have occurred; and

               (vii) with respect to an Engine only, the requisition or taking of use thereof by any government, and any divestiture of title or ownership deemed to be an Event of Loss with respect to an Engine under Section 5(b)(iii) or 5(b)(vi) of the Lease.

The date of such Event of Loss shall be (aa) the 61st day following loss of such property or its use due to theft or disappearance or the end of the Term if earlier; (bb) the date of any destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use; (cc) the date of any insurance settlement on the basis of an actual, constructive or compromised total loss; (dd) the 181st day (for countries listed in Exhibit E to the Lease) or 31st day (for any other country) following condemnation, confiscation, seizure or requisition of title to such property by a foreign government referred to in clause (iv) above (or the 11th day in the case of appropriation of title), or the end of the Term if earlier than such 181st, 31st or 11th day;
(ee) the last day of the Term in the case of requisition of title to or use of such property by the Government; and (ff) the last day of the applicable period referred to in clause (vi) above (or if earlier, the end of the Term without the Lessee's having conformed at least one Embraer model EMB-145LR aircraft to the applicable requirements). An Event of Loss with respect to the Aircraft shall be deemed to have occurred if any Event of Loss occurs with respect to the Airframe.

          "EXPENSES" has the meaning given to such term in Section 7.01(a) of the Participation Agreement.

          "EXPIRATION DATE" means the date specified as such in the Lease Supplement executed and delivered on the Delivery Date.

          "FAA BILL OF SALE" means (A) the bill of sale for the Airframe on AC Form 8050-2, or such other form as may be approved by the Aeronautical Authority, executed by the Seller in favor of the Owner Trustee and to be dated the Delivery Date, and (B) a bill of sale for a Replacement Airframe on AC Form 8050-2, or such other form as may be approved by the Aeronautical Authority, executed by the seller thereof in favor of the Owner Trustee.

          "FAIR MARKETRENTAL VALUE" or "FAIR MARKET SALES VALUE" of the Airframe or any Engine shall mean the value that would be obtained in an arms'-length transaction between an informed and willing lessee-user or buyer-user (other than a lessee currently in possession or a used equipment dealer) under no compulsion to lease or buy, as the case may be, and an informed and willing lessor or seller, as the case may be, under no compulsion to lease or sell, as the same shall be specified by agreement between the Lessor and the Lessee or, if not agreed to by the Lessor and the Lessee within a period of 15 days after either party requests a determination, then as specified in an appraisal prepared and delivered in New York City mutually agreed to by two recognized independent aircraft appraisers, one of which shall be appointed by the Lessor and the other of which shall be appointed by the Lessee, or, if such appraisers cannot agree on such appraisal, an appraisal arrived at by a third independent recognized appraiser chosen by the mutual consent of the two aircraft appraisers. If either party should fail to appoint an appraiser within 15 days of receiving notice of the appointment of an appraiser by the other party, then such appraisal shall be made by the appraiser appointed by the first party. If the two appraisers cannot agree on such appraisal and fail to appoint a third independent recognized aircraft appraiser within 15 days after the appointment of the second appraiser, then either party may apply to the American Arbitration Association to make such appointment. The appraisal shall be completed within 30 days of the appointment of the last appraiser appointed. In determining Fair Market Rental Value or Fair Market Sales Value by appraisal or otherwise, it will be assumed that the Aircraft, Airframe or Engine is in the condition, location and overhaul status in which it is required to be returned to the Lessor pursuant to Section 12 of the Lease and that the Lessee has removed all Parts which it is entitled to remove pursuant to Section 7 of the Lease and that the Aircraft is not encumbered by the Lease. Except as otherwise expressly provided in the Lease, all appraisal costs will be shared equally by the Lessor and the Lessee; PROVIDED that if the Lessee elects not to renew the Lease or purchase the Aircraft following the conclusion of such appraisal, the Lessee shall pay all appraisal costs. Notwithstanding the foregoing, for purposes of
Section 17 of the Lease, the "Fair Market Rental Value" or "Fair Market Sales Value" of the Aircraft, the Airframe or any Engine, shall be determined on an "as is, where is" basis and shall take into account customary brokerage and other out-of-pocket fees and expenses which typically would be incurred in connection with a re-lease or sale of the Aircraft, the Airframe or any Engine. Any such determination pursuant to Section 17 of the Lease shall be made by a recognized independent aircraft appraiser selected by Lessor and the costs and expenses associated therewith shall be borne by Lessee, unless Lessor does not obtain possession of the Aircraft, Airframe and Engines pursuant to Section 17 of the Lease, in which case an appraiser shall not be appointed and Fair Market Rental Value and Fair Market Sales Value for purposes of Section 17 of the Lease shall be zero. If the Owner Participant provides a Residual Notice pursuant to
Section 13(b)(iii) of the Lease, Fair Market Sales Value will be determined as provided in the definition of Appraisal Procedure.

          "FAIR MARKET VALUE RENEWAL TERM" has the meaning given to such term in
Section 13(a) of the Lease.

          "FEDERAL AVIATION ADMINISTRATION" or "FAA" means the United States Federal Aviation Administration and any successor agency or agencies thereto.

          "FIXED RENEWAL TERM" has the meaning given to such term in
Section 13(a) of the Lease.

          "GECC" means General Electric Capital Corporation, a Delaware corporation, the successor to General Electric Capital Corporation, a New York corporation.

          "GOVERNMENT" means the United States of America or an agency or instrumentality thereof the obligations of which bear the full faith and credit of the United States of America.

          "GUARANTEE AGREEMENT" has the meaning given to such term in the recitals of the Participation Agreement.

          "GUARANTEED AMOUNT" has the meaning specified in Exhibit B to the Lease.

          "INDEMNITEE" means each of Trust Company, in its individual capacity and as Owner Trustee, the Owner Participant, and each Affiliate, officer, director, employee, agent, servant, successor and permitted assigns of any of the foregoing Persons.

          "LEASE" means the Lease Agreement [N296SK], dated as of the Delivery Date between the Owner Trustee and the Lessee.

          "LEASE SUPPLEMENT" means any Lease Supplement, substantially in the form of Exhibit A to the Lease, entered into between the Lessor and the Lessee for the purpose of leasing the Aircraft under and pursuant to the terms of the Lease, including any amendment thereto entered into subsequent to the Delivery Date.

          "LESSEE" means Chautauqua Airlines, Inc., a New York corporation, and its successors and permitted assigns.

          "LESSEE DOCUMENTS" means the Operative Agreements to which the Lessee is a party.

          "LESSOR" means Wells Fargo Bank Northwest, National Association, a national banking association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, and its successors and permitted assigns.

          "LESSOR'S COST" has the meaning given to such term in Exhibit B of the Lease.

          "LESSOR'S ESTATE" means all estate, right, title and interest of the Owner Trustee in and to the Aircraft, and Engines and the Operative Agreements (other than the Tax Indemnity Agreement) including, without limitation, all amounts of Rent, insurance proceeds and requisition, indemnity or other payments of any kind.

          "LESSOR'S LENDER" has the meaning given to such term in Section 13.09 of the Participation Agreement.

          "LESSOR'S LIENS" means Liens against, on or with respect to the Aircraft, any Engine, the Lessor's Estate or any part thereof, title thereto or any interest therein arising as a result of (i) claims against or affecting the Lessor, in its individual capacity or as Owner Trustee, or the Owner Participant, in each case not related to the Operative Agreements or the transactions contemplated thereby, (ii) acts or omissions of the Lessor in its individual capacity or as Owner Trustee, or of the Owner Participant not contemplated or permitted under the terms of the Operative Agreements, (iii) Taxes or Expenses imposed against the Lessor, in its individual capacity or as Owner Trustee, Owner Participant, Lessor's Estate or the trust created by the Trust Agreement which are not required to be indemnified against by the Lessee pursuant to Articles 6 or 7 of the Participation Agreement and which are not required to be indemnified against by the Lessee pursuant to the Tax Indemnity Agreement, or (iv) claims against the Lessor, in its individual capacity or as Owner Trustee, or the Owner Participant arising from the transfer by the Lessor or the Owner Participant of its interests in the Aircraft or any Engine other than a transfer of the Aircraft or any other portion of the Lessor's Estate pursuant to Section 5(b), 7(b), 7(c), 7(d), 7(e), 8, 12(b), 13(b), 14(a) or 17
of the Lease and other than a transfer pursuant to the exercise of the remedies set forth in Section 17 of the Lease; PROVIDED that any Lien that is attributable solely to Owner Participant or Lessor, in its individual capacity or as Owner Trustee, and would otherwise be included as part of Lessor's Liens hereunder shall not constitute part of Lessor's Liens hereunder, so long as (A) the existence of such Lien poses no material risk of the sale, forfeiture or loss of the Aircraft, Airframe, any Engine, the Lessor's Estate or any interest of Lessee or any other Person therein or interference with any of Lessee's rights under any Operative Agreement, (B) the existence of such Lien does not constitute a default by Owner Participant or Lessor, in its individual capacity or as Owner Trustee, of its respective obligations under the Lease, and (C) Owner Participant or Lessor, in its individual capacity or as Owner Trustee, is diligently contesting such Lien by appropriate proceedings.

          "LIEN" means any mortgage, pledge, lien, charge, encumbrance, lease, security interest, claim, or other similar interest of any nature whatsoever.

          "MANUFACTURER" means EMBRAER - Empresa Brasileira de Aeronautica S.A., a Brazilian corporation, and its successors and permitted assigns.

          "MATERIAL ADVERSE CHANGE" means, with respect to any Person, any event, condition or circumstance that materially and adversely affects such Person's business or consolidated financial condition.

          "MINIMUM LIABILITY AMOUNT" has the meaning given to such term in Exhibit B to the Lease.

          "NET ECONOMIC RETURN" means the Owner Participant's nominal after-tax book yield (utilizing the multiple investment sinking fund method of analysis), computed through the EBO Date and the Expiration Date on the basis of the same methodology, constraints and assumptions as were utilized by the initial Owner Participant in determining Basic Rent percentages and Termination Value percentages as of the Delivery Date; PROVIDED, that, if the initial Owner Participant shall have transferred its interest, Net Economic Return shall be calculated as if the initial Owner Participant had retained its interest.

          "NON-U.S. PERSON" means any Person other than a U.S. Person.

          "OFFICER'S CERTIFICATE" means as to any company a certificate signed by a Responsible Officer of such company.

          "OPERATIVE AGREEMENTS" means the Participation Agreement, the Trust Agreement, the FAA Bill of Sale, the Warranty Bill of Sale, the Embraer Assignment Documents, the Seller Assignment Documents, the Engine Warranty Assignment and Consent, the Lease, each Lease Supplement, any Owner Participant Guaranty and the Tax Indemnity Agreement.

          "OWNER PARTICIPANT" means Silvermine River Finance Two, Inc., a Delaware corporation and its successors and permitted transferees and assigns.

          "OWNER PARTICIPANT GUARANTOR" means the provider of an Owner Participant Guaranty.

          "OWNER PARTICIPANT GUARANTY" means any guaranty delivered or to be delivered to support the obligations of the Owner Participant under the Operative Agreements in connection with the transfer by the Owner Participant of the Beneficial Interest.

          "OWNER TRUSTEE" means the Trust Company, not in its individual capacity except as otherwise expressly stated, but solely as trustee under the Trust Agreement, and its successors and permitted assigns.

          "PARTICIPATION AGREEMENT" means the Participation Agreement [N296SK], dated as of the Delivery Date, among the Lessee, the Owner Trustee not in its individual capacity except as otherwise expressly provided therein, but solely as owner trustee and the Owner Participant.

          "PARTS" means any and all appliances, parts, instruments, components, appurtenances, accessories, furnishings, seats, and other equipment of whatever nature (other than complete Engines or engines and temporary replacement parts as provided in Section 8 of the Lease and cargo containers) which may from time to time be incorporated or installed in or attached to any Airframe or any Engine, exclusive of any items leased by the Lessee from third parties and not required in the navigation of the Aircraft.

          "PAST DUE RATE" means a rate per annum identified in Exhibit B to the Lease.

          "PERMITTED AIR CARRIER" means (a) any Section 1110 Person and (b) any foreign air carrier that is principally based in any foreign country listed on Exhibit E to the Lease, except those that do not maintain normal diplomatic relations with the United States.

          "PERMITTED INVESTMENTS" means (a) direct obligations of the United States of America or any agency or instrumentality thereof, (b) obligations fully guaranteed by the United States of America or any agency or instrumentality thereof, (c) any mutual fund the portfolio of which is limited to obligations of the type described in clauses (a) and (b), (d) certificates of deposit issued by, or bankers' acceptances of, or time deposits or a deposit account with, any bank, trust company, or national banking association incorporated or doing business under the laws of the United States of America or one of the states thereof, having a combined capital and surplus of at least $100,000,000 and having a rating of "A" or better from the Keefe Bank Watch Service, (c) commercial paper issued by companies in the United States which directly issue their own commercial paper and which are doing business under the laws of the United States of America or one of the states thereof and in each case having a rating assigned to such commercial paper by a nationally recognized rating organization in the United States of America equal to the highest rating assigned by such organization, or (f) obligations of the type described in clause (a), (b), (d), or (e) above, purchased from any bank, trust company, or banking association referred to in clause (d) above pursuant to repurchase agreements obligating such bank, trust company, or banking association to repurchase any such obligation not later than 30 days after the purchase of any such obligation. Unless otherwise specified in writing by the Owner Trustee, all such Permitted Investments shall mature not later than 30 days from the date of purchase.

          "PERMITTED LIEN" has the meaning given to such term in Section 10 of the Lease.

          "PERMITTED SECURITY INTEREST" has the meaning given to such term in
Section 13.09 of the Participation Agreement.

          "PERMITTED SUBLESSEE" means (a) any Permitted Air Carrier, (b) any airframe or engine manufacturer, or Affiliate of such a manufacturer, who is domiciled in the United States of America or a country listed on Exhibit E to the Lease or (c) the United States of America or any instrumentality or agency thereof.

          "PERSON" means any individual, sole proprietorship, partnership, joint venture, joint stock company, trust, unincorporated organization, association, corporation, institution, limited liability company or government (federal, state, local, foreign or any agency, instrumentality, division or body thereof) or other entity of whatever nature.

          "PURCHASE PRICE" means an amount equal to Lessor's Cost.

          "REASONABLE BASIS" means that a realistic possibility of success, within the meaning of ABA Formal Opinion No. 85-352, exists for pursuing such contest.

          "RECOVERY PERIOD" means "Tax Attribute Period" as defined in the Tax Indemnity Agreement.

          "RELATED LEASE" means the twenty nine (29) aircraft lease agreements of Embraer model EMB-145LR or Embraer EMB-145, Model EMB-135 KL Version (a/k/a EMB 135 KL Version) aircraft that have been or shall be entered into in years 2000 and 2001 between the Trust Company (or its predecessor, First Security Bank, National Association) as trustee of a trust the beneficiary of which is GECC or an Affiliate of GECC (including, for the avoidance of doubt, Silvermine), as lessor, and the Lessee, as lessee, in substantially the form of the Lease, each when executed and delivered by such parties.

          "RELATED TAX INDEMNITEE" means any Affiliate of any Tax Indemnitee.

          "RENEWAL TERM" has the meaning given to such term in Section 13(a) of the Lease.

          "RENT" means Basic Rent and Supplemental Rent, collectively.

          "REPLACEMENT AIRCRAFT" means any Aircraft of which a Replacement Airframe is part.

          "REPLACEMENT AIRFRAME" means an Embraer model EMB-145LR aircraft or a comparable or improved model of such aircraft of the Manufacturer (except Engines or engines from time to time installed thereon) which shall have become subject to the Lease pursuant to Section 8 thereof.

          "REPLACEMENT CLOSING DATE" has the meaning given such term in
Section 8(d) of the Lease.

          "REPLACEMENT ENGINE" means an Rolls Royce model AE3007A1P engine (or engine of the same manufacturer of a comparable or an improved model and suitable for installation and use on the Airframe), which has a value, utility and remaining useful life at least equal to, and which is in good operating condition as, the Engine to be replaced thereby (assuming that such Engine being replaced was in the condition required to be maintained in accordance with the Lease), and which shall have become subject to the Lease pursuant to
Section 7(e) thereof.

          "RESIDUAL VALUE GUARANTEE AGREEMENT" has the meaning given to such term in the recitals of the Participation Agreement.

          "RESPONSIBLE OFFICER" means, with respect to the Owner Trustee, any officer in its Corporate Trust Administration, as the case may be, designated by such Person to perform obligations under the Operative Agreements, and with respect to any other party, any corporate officer of a party who, in the normal performance of his or her operational responsibilities, with respect to the subject matter of any covenant, agreement or obligation of such party pursuant to any Operative Agreement, would have responsibility for and knowledge of such matter and the requirements of any Operative Agreement with respect thereto.

          "SEC" means the Securities and Exchange Commission of the United States and any successor agencies or authorities.

          "SECTION 1110" means 11 U.S.C. Section. 1110 or any successor or analogous section of the federal bankruptcy law in effect from time to time.

          "SECTION 1110 PERSON" means a Citizen of the United States who is an air carrier holding a valid air carrier operating certificate issued pursuant to 49 U.S.C. ch. 447 for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SELLER" means Aero Ltd, a Cayman Islands corporation, and its successors and permitted assigns.

          "SELLER ASSIGNMENT DOCUMENTS" means (i) that certain Purchase Agreement Assignment No. 2 [N296SK] dated as of the Delivery Date between Seller, as assignor, and Lessor, as assignee, and (ii) the Consent and Agreement No. 2 [N296SK] dated as of the Delivery Date related thereto executed by the Manufacturer.

          "SELLER GUARANTY" means the guarantee dated as of the Delivery Date executed and delivered by the Manufacturer in favor of Lessor, Lessee and Solitair of Seller's obligations under the Embraer Assignment Documents and the Seller Assignment Documents to which Seller is a party.

          "SILVERMINE" means Silvermine River Finance Two, Inc., a Delaware corporation.

          "SOLITAIR" means Solitair Corp., a Delaware corporation, and its successors and permitted assigns.

          "SPECIFIED DEFAULT" means (a) an event or condition described in
Section 16(a), (f), (g) or (h) of the Lease that, after the giving of notice or lapse of time, or both, would become an Event of Default, or (b) any Event of Default.

          "SUBLEASE" means any sublease agreement between the Lessee and a Permitted Sublessee as permitted by Section 5(b) of the Lease.

          "SUPPLEMENTAL RENT" means all amounts, liabilities, indemnities and obligations which the Lessee assumes or agrees to perform or pay under the Lease or under the Participation Agreement or Tax Indemnity Agreement or any other Operative Agreement to the Lessor, the Owner Participant, or others, including payments of Termination Value, EBO Amount, and amounts calculated by reference to Termination Value, all other amounts payable under Section 3(c) of the Lease, and all amounts required to be paid by Lessee under the agreements, covenants, and indemnities contained in the Lease or in the Participation Agreement or the Tax Indemnity Agreement or any other Operative Agreement, but excluding Basic Rent.

          "TAX" or "TAXES" has the meaning set forth in Section 6.01(a) of the Participation Agreement.

          "TAX INDEMNITEE" means each of Trust Company, individually and as Owner Trustee, the Owner Participant and any Affiliate thereof.

          "TAX INDEMNITY AGREEMENT" means the Tax Indemnity Agreement [N296SK], dated as of the Delivery Date between the Lessee and the Owner Participant.

          "TERM" has the meaning given to such term in Section 3(a) of the Lease.

          "TERMINATION DATE" means (i) each date listed in the column entitled "Termination Date" in Exhibit D to the Lease, (ii) during any period following the last day of the Basic Term (other than any period during or following a Renewal Term), the first day of each calendar month, and (iii) during any Renewal Term or any period following the last day of a Renewal Term, each day during each calendar month occurring in whole or in part during or following such Renewal Term which numerically corresponds to the day of the month on which the Expiration Date occurs, unless there is no such corresponding day in such calendar month, in which case the Termination Date during such calendar month shall be the last day of such calendar month.

          "TERMINATION VALUE" means (a) as of any Termination Date during the Basic Term, the amount determined as set forth in Exhibit D to the Lease for that Termination Date, and (b) during any Renewal Term, the amount for the date involved, determined in accordance with Section 13(a) of the Lease, in either case adjusted as required by Section 3(d) of the Lease.

          "TRANSACTION COSTS" means those costs and expenses set forth in
Section 8.01(a) of the Participation Agreement.

          "TRANSPORTATION CODE" means Title 49 of the United States Code, subtitle VII, as amended and in effect on the date of the Lease or as subsequently amended, or any successor or substituted legislation at the time in effect and applicable, and the regulations promulgated pursuant thereto.

          "TRUST AGREEMENT" means the Trust Agreement [N296SK], dated as of the Delivery Date, between the Owner Participant and the Trust Company.

          "TRUST COMPANY" means Wells Fargo Bank Northwest, National Association, a national banking association, and its successors and permitted assigns.

          "TRUST ESTATE" means the Lessor's Estate.

          "UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code as in effect from time to time in any relevant jurisdiction.

          "UNITED STATES", "U.S." or "US" means the United States of America.

          "U.S. PERSON" means a Person described in Section. 7701(a)(30) of the Code.

          "WARRANTY BILL OF SALE" means (A) the full warranty bill of sale covering the Aircraft (and specifically referring to each Engine) executed by the Seller in favor of the Owner Trustee and to be dated the Delivery Date, and
(B) a full warranty bill of sale covering a Replacement Aircraft (and specifically referring to each Engine) executed by the seller thereof in favor of the Owner Trustee.

                                                                     Exhibit F-1

                                RETURN CONDITIONS

         This Exhibit F-1 shall apply unless Exhibit F-2 applies in accordance with its terms, in which case Exhibit F-2 shall supercede this Exhibit F-1.

Section 1.        General Conditions.

                  At the time of return, the Aircraft shall (i) be in compliance with the Maintenance Program and (ii) meet the following requirements:

         (a) Operating Condition - The Aircraft shall be in good operating condition, ordinary wear and tear excepted, with all of the Aircraft equipment, components, and systems functioning in accordance with their intended use. All replacement equipment, parts, components or items installed on the Aircraft shall be manufactured by the original manufacturer approved by the Manufacturer or a manufacturer holding requisite authority of the FAA, and in case of used, rotable parts, have an FAA-approved serviceable tag.

         (b) Configuration - The Aircraft shall be in the same passenger configuration with all equipment installed therein as the Aircraft was when delivered under the Embraer Purchase Agreement, ordinary wear and tear excepted, including replacements and substitute parts and equipment. The Aircraft shall not suffer any modification or alteration (hereinafter "Modifications") after the Delivery Date provided however that Lessee may make Modifications to the Aircraft as long as they are included as factory-installed features in EMB-145 aircraft delivered to the Lessee subsequent to the delivery of the Aircraft or otherwise in accordance with Section 7(d) of the Lease. The term Modifications shall be deemed to include, but not be limited to (i) changes to the Aircraft structure, performance, weight and balance, (ii) changes which materially adversely affect the Aircraft's flight qualities, operational characteristics, operational safety, ease or cost of maintenance, spare parts interchangeability or replaceability, and (iii) substitution of different types of equipment or accessories which are not equivalent in cost value and/or operation capability to the equipment or accessories being replaced, and shall exclude (x) changes pursuant to service bulletins issued by the Manufacturer or the OEMs, and (y) mandatory changes required to be accomplished by Lessee hereunder. All permitted Modifications made to the Aircraft shall be in accordance with FAA-approved data, and Lessee shall provide complete data and documentation to substantiate their certification, approval, and methods of compliance (including, without limitation, a copy of the Aircraft Illustrated Parts Catalog and a copy of the Aircraft Interior Configuration document). A complete listing of all modifications and repairs performed shall be supplied together with the Aircraft. Modifications, other than permitted ones, shall be removed and the appropriate repairs to the Aircraft made prior to the day of return of the Aircraft.

         (c) Certification - The Aircraft shall have, a valid and effective Certificate of Airworthiness of the type "Transport, Category (Passengers)" issued by the FAA, and shall be in full compliance with, and capable of registration under, the provisions of Part 121 of the U.S. Federal Aviation Regulations (or any successor legislation) and other US regulations applicable to the Aircraft's operation and continued airworthiness, without any restrictions, corrections, repairs, limitations, modifications or alterations or overhauls having to be performed to meet such standards.

         (d) General Appearance - The Aircraft shall be clean by commercial passenger airline standards, cosmetically acceptable, interior complete, and prepared to be placed into scheduled revenue airline operations. Interior items which may be broken shall be repaired or replaced. All decals, signs and placards shall be clean, secure and legible in the English language. The Aircraft shall meet the following minimum requirements:

                  (i) Fuselage, Wings and Empennage - The fuselage shall be within Maintenance Program approved limits regarding dents and abrasions and loose or pulled rivets; all leading edges shall be within Maintenance Program approved limits regarding damage occurring since delivery; the airframe, Engines and wings shall be free of fuel, oil and hydraulic leaks so as to allow unrestricted operation; all leading edges and fuselage areas which are aerodynamically critical shall be free of any scab patches other than those required by the Manufacturer and shall be repaired with repairs which are permanent in nature in accordance with the SRM, or are made in accordance with the Manufacturer's approval.

                  (ii) Interior - Ceilings, sidewalls, bulkhead panels shall be clean, free of cracks and within Maintenance Program approved limits regarding dents; all carpets and seat covers shall be in good condition and clean and meet FAR fire resistance regulations; all seats shall be serviceable and in good condition. All safety equipment shall be installed at the correct stations, a loose equipment check list and location drawings shall accompany the Aircraft and a loose equipment inventory shall be drawn up on the Delivery Date and checked on the day of return of the Aircraft.

                  (iii) Cockpit - All fairing panels shall be free of cracks and shall be clean; all floor coverings shall be clean and effectively sealed and secured, all seat covers and cushions shall be in good condition and clean and shall, as applicable, conform to FAA fire resistance regulations. All seats shall be fully serviceable and in good condition. All instruments and light panels shall be clean, secure and legible, function in accordance with their intended purpose and have all lighting operating properly.

                  (iv) Landing, Gear and Wheel Wells - The landing gear and all wheel wells shall be clean, free of leaks, and repaired as necessary. The main and nose landing gear components and their associated actuators and parts shall be in a good operating condition.

                  (v) Cargo Compartment, Galleys and Toilets - All cargo compartment panels shall be installed and be in good condition so as to comply with extended range operations requirements. The cargo compartments, galleys and toilet of the Aircraft shall be in a clean and presentable condition and all cargo securing system components shall be serviceable; all galley inserts (to the extent delivered with the Aircraft) shall be redelivered with the Aircraft.

                  (vi) Windows - Any delamination, and crazing of the windshields and cabin windows of the Aircraft shall be within approved limits of the Maintenance Program and shall be properly sealed.

                  (vii) Doors - All the doors of the Aircraft shall be free moving, correctly rigged and properly sealed and all door assist mechanisms shall be charged in accordance with the AMM.

         (e) Airworthiness Directives and Service Bulletins - All FAA Airworthiness Directives and amendments or changes to Aviation Regulations issued by the FAA and applicable to the Aircraft which require compliance within a period of six (6) months following the day of return of the Aircraft (or the equivalent hours or cycles, based on the Lessee's or Permitted Sublessee's EMB-145 last four (4) years of operation average monthly utilization) shall have been accomplished on a Terminating Action basis and in compliance with the issuing agency's and the manufacturer's associated service bulletins, regardless of any operator-specific waiver, deferral, or deviation from such directive or regulation. The Aircraft shall have installed on it all Manufacturer and OEM service bulletin kits requested by Lessee and actually received by Lessee in respect of the Aircraft, and if not installed, Lessee shall deliver them together with the Aircraft at no charge.

         (f) Deferred Maintenance - The Aircraft shall be free of all deferred or carried over maintenance items, including without limitation, any pilot log book reports, maintenance reports, and the Aircraft's Central Maintenance Computer reports. Any such deferred or carried over maintenance shall be promptly accomplished in a terminating manner prior to the return of the Aircraft at the end of the term of the Lease.

         (g) Corrosion - The Maintenance Program shall include a corrosion control program based on the corrosion prevention, treatment and correction criteria recommended by the Manufacturer in the CPCP. The Aircraft shall be free from corrosion or shall have been adequately treated in compliance with the Maintenance Program. Complete details of the corrosion control program, as well as a summary of specific corrosion correction, of the Aircraft in accordance with the Maintenance Program shall be available for delivery together with the Aircraft. This summary shall include Lessee's identifying the Manufacturer's task identifier and cross referencing, Lessee's identifier indicating status of accomplishment and findings and incorporation status relative to all recommended corrective and preventative actions. The hydraulic system and fuel tanks shall be free from contamination as demonstrated by a laboratory report to be performed after the Aircraft is removed from service and delivered together with the Aircraft.

         (h) Leased Components - The Aircraft shall be free and clear of all Liens other than any Lessor's Liens or any Permitted Security Interest and at return shall not have installed thereon any equipment, components and/or parts which are leased or loaned or otherwise owned by a third party.

         (i) Records - The Aircraft shall be accompanied by all Aircraft Documents (as defined below). The Aircraft Documents shall be provided in English, and be in good condition, readable and capable of being reproduced.

                  (i) "Aircraft Document" shall mean, all technical data, manuals, log books and weight and balance sheets, and all inspection, modification and overhaul records and other service, repair, maintenance, and technical records that are maintained with respect to the Aircraft, Airframe, Engines, APU, landing gears or parts (including, without limitation, all additions, renewals, revisions, and replacements of any such materials from time to time made, or required to be made, in accordance with the Maintenance Program and/or FAA regulations, and in each case in whatever form and by whatever means or medium such materials may be maintained or retained by or on behalf of Lessee (provided however that all such material shall be maintained in the English language).

                  (ii) All Parts, components and assemblies identified with safe-life, hard time or condition monitored limits (to the extent that such condition monitored items are to be tracked in accordance with the Maintenance Program) shall be provided with part number, serial number, their service histories, accumulated cycles and flight hours, safe-life, hard time or condition monitored limits and remaining service lives on a separate listing and where practicable, be physically verified as installed and have hard copy documentation (i.e., appropriate overhaul or serviceable vendor tags and work orders) to verify their service histories.

                  (iii) All components and assemblies which are identified on the maintenance records by part numbers and/or serial numbers other than the Manufacturer's or other manufacturer's shall be provided with two-way cross-reference listing necessary to establish complete traceability.

                  (iv) All documentation, flight records, and maintenance records as specified herein and as specified by Federal Aviation Regulations Sections 121.380, and, as applicable, Section 91.417 and 91.419 (or FAR's as amended), and which normally accompany the transfer of an aircraft or engine shall be delivered together with the Aircraft. In the event of missing or incomplete records, the tasks necessary to produce such complete records shall be accomplished in accordance with the Maintenance Program prior to return of the Aircraft.

                  (v) All documentation and records shall be in English and shall be made available for inspection in the location they are normally kept which location shall permit direct access to the Aircraft, at least 14 Business Days before the day of return of the Aircraft.

                  (vi) Any and all documentation, data, drawings, records and manuals as required to be maintained by the FAA and SMRD, shall be provided, regardless of whether such information is considered proprietary.

                  (vii) Hard Landing inspection reports, Lightning Strike inspection reports or High Intensity Radiated Field
                           (HIRF) check reports as may be required should Aircraft records show evidence of any occurrence indicating such inspections or checks to be necessary.

                  (viii) Corrosion Prevention & Control Program (CPCP) inspection findings and correction reports, as required by the Maintenance Program.

                  The head of Lessee's quality control department shall sign a statement certifying that the data and information contained in the documentation and records are true and correct.

         (j) Exterior Markings - At time of return of the Aircraft, Lessee shall, at its cost remove from the exterior and interior of the Aircraft Lessee's operator specific exterior and interior markings. The area where such markings were removed or painted over shall be refurbished by Lessee as necessary to blend in with the surrounding surface in a good and workmanlike manner.

         (k) Overhaul and Repair - All components, rotables, and assemblies (including the Engines, APU, and landing gears) shall be documented with work orders, vendor serviceable tags, 8130 tags, form 337, etc. to have been repaired or overhauled by FAA-certified repair stations in such manner so that such components, rotables, assemblies, Engines, APU, and landing gears are approved by the FAA for use on United States-registered and certified aircraft. All overhaul and repair procedures shall have met all FAA requirements necessary to transfer to a new operator under Part 121 of the U.S. Federal Aviation Regulations.

         (l) Structural Repairs - All repairs that were performed since the Delivery Date and that then exist on the Aircraft shall conform to the SRM and the AMM and shall have FAA approval if required, including without limitation repairs related to impact damage to the Aircraft caused by ground handling equipment or foreign objects. All repairs not covered by the SRM or the AMM shall have been made in accordance with the Manufacturer's approval if required, which approval shall not be unreasonably be withheld and shall be provided with complete data and documentation to verify and substantiate their certification and methods of compliance. A complete listing of all repairs performed shall be supplied together with the Aircraft.

Section 2.        Condition of Airframe.

         Upon its return the Aircraft shall comply with the following conditions:

         (a) C Check Inspection - The Airframe shall have completed, within 100 flight hours of return, the next sequential "C" check or any multiple thereof. If the Aircraft has logged more than 100 flight hours since the last "C" check or any multiple thereof, then Lessee shall perform the next scheduled "C" check or any multiple thereof, as applicable. All observed defects observed during such C check shall be rectified at Lessee's expense, in accordance with the Maintenance Program;

         (b) Structural and other scheduled Inspections - The Airframe shall have at least twelve (12) months, or two thousand (2,000) flight hours or cycles, whichever is applicable, remaining before any scheduled structural tasks or maintenance inspections which are not included in (a) above. In the event that a structural task or maintenance inspection interval is less than the above, Lessee shall, at its expense, perform all such tasks immediately prior to return of the Aircraft;

         (c) Landing Gear Life - The main Landing Gear and the nose Landing Gear shall have at least fifty percent (50%) of the cycles remaining prior to removal for overhaul in accordance with the Maintenance Program, and the landing gear total cycles since new ("TCSN") shall be no more than ten percent (10%) greater than the airframe TCSN;

         (d)      Brakes - The brakes shall be serviceable.

Section 3.        Condition of Controlled Components.

         Aircraft and Engine hour or cycle controlled components or parts, at time of return to Lessor, shall have remaining, as a minimum, one half life and/or fifty percent (50%) of the Lessee's approved hour or cycle limit, whichever is applicable, before any scheduled removals for overhaul, test, disassembly or replacement. All components or parts controlled on a calendar basis shall have at least twelve (12) months or fifty percent (50%) of its total approved life in hours or cycles, if greater remaining before scheduled removal for testing, overhaul or replacement.

         However, if a component or part has a life, overhaul or check interval limit that is less than the above, Lessee shall, at its expense, perform all such tasks immediately prior to return. All such hour/cycle or calendar controlled components or parts are defined as those components or parts controlled under the Maintenance Program.

Section 4.        Condition of Installed Engines and APU.

         At time of return, each Engine shall be capable of certificated, full rated performance and its life limited parts ("LLP") will have at least fifty percent (50%) of cycles remaining before replacement.

         (a) Time remaining - Each Engine shall have completed no more than two thousand five hundred (2,500) flight hours since new or since its last full performance restoration shop visit at which it was subject to a full engine management program rework, based on the reliability goals set out in Rolls-Royce Alison workscope guide, which currently state that the workscope is designed to give 30 degrees centigrade of exhaust gas temperature margin and 5,000 flight hours of on-wing life. To the extent that the shop workscope guide is amended in the future to include different reliability goals then the engine shall have at least fifty percent (50%) of the on-wing hours remaining in accordance with such amended shop workscope guide.

         (b) Borescope Inspection - On each installed Engine an external visual inspection, accessory inventory check and video-taped borescope inspection in accordance with the requirements of the Maintenance Program shall be performed by Lessee or a designated representative as mutually agreed between Lessee and Lessor during the ground inspection per Section 7(a) of this Exhibit F-1 accompanied by a written report on the findings of such inspection herein and satisfactory evidence shall be provided to Lessor reflecting the correction of any discrepancies found during such inspection.

         (c) Adverse Trend Data - Complete engine records, including but not limited to (i) Group A (Lifed) components (as listed in Engine Manufacturer's Time Limits Manual) as approved by the FAA and (ii) in flight performance data and (iii) shop visit reports from all shop visits, shall be made available to Lessor for review and evaluation. If the Aircraft and/or engine historical and maintenance records and/or trend monitoring indicate a rate of acceleration in performance deterioration or oil consumption on any installed engine beyond the limits of the Maintenance Program, the causes of such conditions shall have been corrected prior to the return date.

         (d) Oil spectrum analysis - an oil spectrum analysis shall be made on the installed Engines after the Aircraft is removed from service and a written report shall be made available together with the Aircraft. Any discrepancy found in the engine's lubrication system shall have been corrected prior to the return date.

         (e) APU Life - The installed APU shall have remaining at least fifty percent (50%) of the expected mean time before removal as evidenced by the Lessee's demonstrated on-wing last two years average for APU hours, before scheduled removal for overhaul, heavy maintenance, or replacement of hour limited or LCF parts at the time of return. The APU shall have a video taped borescope inspection and magnetic plug inspection during the ground inspection per
                  Section 7(a) of this Exhibit F-1.

Section 5.        Provision for "Power-By-The Hour Agreements".

         If the Engines, APU, or any other hour or cycle controlled components on the day of return are maintained under valid PBH Agreements (as defined below) (and either have been maintained throughout the Term under PBH Agreements, or Lessee has made payments to the maintenance provider to cover the period in which such components where not under such PBH Agreements), under which the Lessee is current on all payments and otherwise in good standing, then, in lieu of the relevant requirements in Sections 2(c), 2(d), 3, 4(a) or 4(e) of this Exhibit F-1, the Lessee shall return each such component in such condition as shall make it eligible for continued maintenance under PBH Agreements, without additional costs, start-up charges, or overhaul requirements. For the purposes hereof, a "PBH Agreement" shall mean a "power-by-the-hour" maintenance program, provided by the Engines, APU or component manufacturer or its successor or designee, providing full maintenance (other than routine day-to-day maintenance; provided, that foreign-object damage and abuse may be excluded or separately charged) for the Engines, APU or such components at no cost other than standard per-cycle rates (i.e., excluding charges based on the current maintenance status of such component), all benefits of which program, including but not limited to the payments made by Lessee under such PBH Agreements while operating the Aircraft, shall be assignable or otherwise transferable to any other carrier without restrictions of any kind.

Section 6.        Return Condition Adjustment.

         (a) If the Lessee does not meet the conditions set forth for an item referred to in Sections 2, 3, the first two lines of
                  Section 4 and in Section 4(a) and 4(e) (each such item, an "Adjustable Item" and each such section, an "Adjustable Return Condition") then Lessee shall pay to Lessor (for deficient condition) an equivalency payment (the "Equivalency Payment") in accordance with the following formula:

                                           [*]


---------
* Confidential

                                      [*]

         The components of the formula above shall be as agreed between Lessor and Lessee. If Lessor and Lessee fail to reach agreement on any components of the above formula, such amount will be determined as the average price that would be charged by a third party to restore the Aircraft to the conditions required under the Lease and this Exhibit F-1, based on one quotation obtained by Lessor and one quotation obtained by Lessee, both from a reputable, FAA and Manufacturer-approved EMB-145 repair station in the United States. If the prices of such quotations differ by more than ten percent (10%), Lessor and Lessee shall obtain a third quotation from another reputable, FAA and Manufacturer-approved EMB-145 repair station in the United States, the quotation which is farthest from the average of all three quotations shall be disregarded and the average of the two remaining quotations shall be binding upon Lessor and Lessee as the components of the formula.

         (b) The Equivalency Payment for each return condition of each Adjustable Item in the relevant Section referred to in the first paragraph of this Section 6, whether positive or negative, shall be aggregated in order to determine the total Equivalency Payment due from Lessee. For clarification, items in more than the required condition shall be netted against items in less than the required condition when determining the amount of the total payment due, provided however that such netting is only applicable to the following major components:
                  Engines, APU and landing gear. If the cumulative Equivalency Payment after such netting is negative, it shall be deemed to be zero.

Section 7.        Inspection Upon Return

         Lessor shall have the right to inspect the Aircraft upon return, and the following conditions shall apply:

         (a) Ground Inspection - The Aircraft including the Aircraft Documents shall be made available to Lessor for ground inspection by Lessor or its designee at Lessee's facilities. Such inspection shall commence no later than fourteen (14) Business Days prior to the date of return of the Aircraft. Lessee shall remove the Aircraft from scheduled service and open the areas of the Aircraft as required to perform the necessary checks as specified in Section 2 of this Exhibit F-1. In addition, Lessee shall allow Lessor to accomplish its inspection to determine that the Aircraft, including the Aircraft Documents are in the condition set forth in Sections 1, 2, 3 and 4 of this Exhibit F-1. During such checks, Lessor's personnel shall have the right to reasonably request that adjacent additional panels or areas be opened in order to allow further inspection by Lessor's personnel.

         (b) Operational Ground Check - Lessee shall conduct an operations ground check on the Aircraft in accordance with the Maintenance Program manual criteria for the


--------
* Confidential
                  purpose of demonstrating to Lessor the satisfactory operation of the systems, including a full fuel tank leak check, pilot and static systems check and hydraulic system internal leak check.

         (c) Operational Test Flight - The Aircraft shall be test flown by Lessee, using qualified flight test personnel, for the amount of time necessary to satisfactorily demonstrate the airworthiness of the Aircraft and the proper functioning of all systems and components in accordance with the agreed check flight procedures. During such test flight command, care, custody and control of the Aircraft shall remain at all times with Lessee. Up to five (5) of Lessor's designated representatives (or more if mutually agreed) may participate in such flight as observers. Upon completion of such operational flight-testing, the representatives of Lessee and Lessor participating in such testing shall agree in writing upon any discrepancies required to be corrected by Lessee in order to comply with the conditions required hereunder.

         (d) Discrepancies - If requested by Lessor in writing, all discrepancies which are noted during the inspection and acceptance flight(s) shall be corrected at Lessee's expense. If such discrepancies are substantiated by the Maintenance Program and Lessor determines that repairs, modifications or other work items are required to cause the Aircraft to comply with the requirements provided herein, including, without limitation, any maintenance required so that the Engines will meet all Engine parameters and trends specified by the Maintenance Program, Lessee shall cause such repairs and other work items to be commenced and completed prior to return.

Section 8.        Definitions.

         For the purpose of this Exhibit F-1, the following terms have the following meanings:

         APU shall mean the auxiliary power unit installed on the Airframe on the Delivery Date, and any substitute APU which may from time to time be substituted therefor pursuant to the terms of the Lease.

         MAINTENANCE PROGRAM: means the Lessee's maintenance program as originally agreed between the Manufacturer and Lessee, as such program may be from time to time amended and supplemented by Lessee and which
         (i) shall have been approved by the FAA, (ii) shall fully comply with the requirements of the FAA for the EMB-145 and Rolls-Royce Allison AE3007A1P aero engines (or an improved model, as the case may be) installed thereon, and (iii) shall incorporate the requirements of the EMB-145 Scheduled Maintenance Requirements Document Part 1 ("SMRD"), the Aircraft Maintenance Manual ("AMM"), the Structural Repair Manual ("SRM"), the Corrosion Prevention and Correction Program ("CPCP") and the Original Equipment Manufacturers' ("OEMs") maintenance manuals, (all of the foregoing as from time to time amended or supplemented), the Service Newsletters and the service bulletins issued by the Manufacturer and all OEMs.


---------
* Confidential

         CALENDAR CONTROLLED COMPONENTS OR PARTS: those components or parts identified in the MRB Report which have maintenance tasks at specific calendar-time intervals.

         CYCLE-CONTROLLED COMPONENTS OR PARTS: those components or parts identified in the MRB Report which have maintenance tasks at specific flight-cycle intervals.

         HOUR-CONTROLLED COMPONENTS OR PARTS: those components or parts identified in the MRB Report which have maintenance tasks at specific flight-hour intervals.

         LIFE CYCLE FATIGUE ("LCF") PARTS: those rotating parts which have specific cycle limits as specified by the manufacturer to preclude cycle fatigue failures.

         MAINTENANCE REVIEW BOARD REPORT ("MRB REPORT"): the report published by the maintenance review board detailing the intervals and description of the maintenance tasks and, where applicable, the life limits required for continued airworthiness of the Aircraft. Where the intervals specified in the MRB Report differ from the limit specified by the component manufacturer, the MRB Report shall take precedence.

         TERMINATING ACTION: the alteration or modification of the Aircraft in accordance with mandatory service bulletins, orders, airworthiness directives, and instructions required to eliminate repetitive inspections or maintenance action.

                                                                     Exhibit F-2

                                RETURN CONDITIONS

This Exhibit F-2 shall apply only if Owner Participant notifies Lessee not later than 150 days prior to the end of the Basic Term that it is demanding payment of a deficiency amount under the Residual Value Guarantee Agreement and certifies to Lessee the appraised fair market sales value of the Aircraft as determined under the Residual Value Guarantee Agreement that is the basis for such claim and the amount of the deficiency so claimed except that this Exhibit F-2 shall be assumed to apply for the purposes stated in the definition of "Appraisal Procedure".

Section 1.        General Conditions.

         At the time of return, the Aircraft shall (i) have been continuously and currently maintained in accordance with the Maintenance Program as authorized by the FAA, as if the Aircraft were to be kept in further commercial passenger service by Lessee and (ii) meet the following requirements:

                  (a) Operating Condition - The Aircraft shall be in good operating condition, ordinary wear and tear excepted, with all of the Aircraft equipment, components, and systems functioning in accordance with their intended use irrespective of variations or deviations authorized by the Minimum Equipment List or Configuration Deviation List. All replacement equipment, parts, components or items installed on the Aircraft shall be manufactured by the original manufacturer approved by the Manufacturer or a manufacturer holding requisite authority of the FAA, and in case of used, rotable parts, have an FAA-approved serviceable tag.

                  (b) Configuration - The Aircraft shall be in the same passenger configuration with all equipment installed therein as the Aircraft was when delivered under the Embraer Purchase Agreement, ordinary wear and tear excepted, including replacements and substitute parts and equipment. The Aircraft shall not suffer any modification or alteration (hereinafter "Modifications") after the Delivery Date provided however that Lessee may make Modifications to the Aircraft as long as they are included as factory-installed features in EMB-145 aircraft delivered to the Lessee subsequent to the delivery of the Aircraft. The term Modifications shall be deemed to include, but not be limited to (i) changes to the Aircraft structure, performance, weight and balance,
                           (ii) changes which materially adversely affect the Aircraft's flight qualities, operational characteristics, operational safety, ease or cost of maintenance, spare parts interchangeability or replaceability, and (iii) substitution of different types of equipment or accessories which are not equivalent in cost value and/or operation capability to the equipment or accessories being replaced, and shall exclude (x) changes pursuant to service bulletins issued by the Manufacturer or the OEMs, and
                           (y) mandatory changes required to be
                           accomplished by Lessee hereunder. All permitted Modifications made to the Aircraft shall be in accordance with FAA-approved data, and Lessee shall provide complete data and documentation to substantiate their certification, approval, and methods of compliance (including, without limitation, a copy of the Aircraft Illustrated Parts Catalog and a copy of the Aircraft Interior Configuration document). A complete listing of all modifications and repairs performed shall be supplied together with the Aircraft. Modifications, other than permitted ones, shall be removed and the appropriate repairs to the Aircraft made prior to the day of return of the Aircraft.

                  (c) Certification - The Aircraft shall have, a valid and effective Certificate of Airworthiness of the type "Transport, Category (Passengers)" issued by the FAA, and shall be in full compliance with, and capable of registration under, the provisions of Part 121 of the U.S. Federal Aviation Regulations (or any successor legislation) and other US regulations applicable to the Aircraft's operation and continued airworthiness, without any restrictions, corrections, repairs, limitations, modifications or alterations or overhauls having to be performed to meet such standards.

                  (d) General Appearance - The Aircraft shall be clean by commercial passenger airline standards, cosmetically acceptable, interior complete, and prepared to be placed into scheduled revenue airline operations. Interior items which may be broken shall be repaired or replaced. All decals, signs and placards shall be clean, secure and legible in the English language. The Aircraft shall meet the following minimum requirements:

                           (i) Fuselage, Wings and Empennage - The fuselage shall be within Maintenance Program approved limits regarding dents and abrasions and loose or pulled rivets; all leading edges shall be within Maintenance Program approved limits regarding damage occurring since delivery; the airframe, Engines and wings shall be free of fuel, oil and hydraulic leaks so as to allow unrestricted operation; all leading edges and fuselage areas which are aerodynamically critical shall be free of any scab patches other than those required by the Manufacturer and shall be repaired with repairs which are permanent in nature in accordance with the SRM, or are made in accordance with the Manufacturer's approval.

                           (ii) Interior - Ceilings, sidewalls, bulkhead panels shall be clean, free of cracks and within Maintenance Program approved limits regarding dents; all carpets and seat covers shall be in good condition and clean and meet FAR fire resistance regulations; all seats shall be serviceable and in good condition. All safety equipment shall be installed at the correct stations, a loose equipment check list and location drawings shall accompany the Aircraft and a loose equipment inventory shall be drawn up on the Delivery Date and checked on the day of return of the Aircraft.

                           (iii) Cockpit - All fairing panels shall be free of cracks and shall be clean; all floor coverings shall be clean and effectively sealed and secured, all seat covers and cushions shall be in good condition and clean and shall, as applicable, conform to FAA fire resistance regulations. All seats shall be fully serviceable and in good condition. All instruments and light panels shall be clean, secure and legible, function in accordance with their intended purpose and have all lighting operating properly.

                           (iv) Landing, Gear and Wheel Wells - The landing gear and all wheel wells shall be clean, free of leaks, and repaired as necessary. The main and nose landing gear components and their associated actuators and parts shall be in a good operating condition.

                           (v) Cargo Compartment, Galleys and Toilets - All cargo compartment panels shall be installed and be in good condition so as to comply with extended range operations requirements. The cargo compartments, galleys and toilet of the Aircraft shall be in a clean and presentable condition and all cargo securing system components shall be serviceable; all galley inserts (to the extent delivered with the Aircraft) shall be redelivered with the Aircraft.

                           (vi) Windows - Any delamination, and crazing of the windshields and cabin windows of the Aircraft shall be within approved limits of the Maintenance Program and shall be properly sealed.

                           (vii) Doors - All the doors of the Aircraft shall be free moving, correctly rigged and properly sealed and all door assist mechanisms shall be charged in accordance with the AMM.

                  (e) Airworthiness Directives and Service Bulletins - All FAA Airworthiness Directives and amendments or changes to Aviation Regulations issued by the FAA and applicable to the Aircraft which require compliance within a period of six (6) months following the day of return of the Aircraft (or the equivalent hours or cycles, based on the Lessee's EMB-145 last four (4) years of operation average monthly utilization) shall have been accomplished on a Terminating Action basis and in compliance with the issuing agency's and the manufacturer's associated service bulletins, regardless of any operator-specific waiver, deferral, or deviation from such directive or regulation. The Aircraft shall have installed on it all Manufacturer and OEM service bulletin kits requested by Lessee and actually received by Lessee in respect of the Aircraft, and if not installed, Lessee shall deliver them together with the Aircraft at no charge.

                  (f) Deferred Maintenance - The Aircraft shall be free of all deferred or carried over maintenance items, including without limitation, any pilot log book reports, maintenance reports, and the Aircraft's Central Maintenance Computer reports. Any such deferred or carried over maintenance shall be promptly accomplished in a terminating manner prior to the return of the Aircraft at the end of the term of the Lease.

                  (g) Corrosion - The Maintenance Program shall include a corrosion control program based on the corrosion prevention, treatment and correction criteria recommended by the Manufacturer in the CPCP. The Aircraft shall be free from corrosion or shall have been adequately treated in compliance with the Maintenance Program. Complete details of the corrosion control program, as well as a summary of specific corrosion correction, of the Aircraft in accordance with the Maintenance Program shall be available for delivery together with the Aircraft. This summary shall include Lessee's identifying the Manufacturer's task identifier and cross referencing, Lessee's identifier indicating status of accomplishment and findings and incorporation status relative to all recommended corrective and preventative actions. The hydraulic system and fuel tanks shall be free from contamination as demonstrated by a laboratory report to be performed after the Aircraft is removed from service and delivered together with the Aircraft.

                  (h) Leased Components - The Aircraft shall be free and clear of all Liens other than any Lessor's Liens or any Permitted Security Interest and at return shall not have installed thereon any equipment, components and/or parts which are leased or loaned or otherwise owned by a third party.

                  (i) Records - The Aircraft shall be accompanied by all Aircraft Documents. The Aircraft Documents shall be provided in English, and be in good condition, readable and capable of being reproduced.

                           (i)      "Aircraft Document" shall mean, all
                                    technical data, manuals, log books and
                                    weight and balance sheets, and all
                                    inspection, modification and overhaul
                                    records and other service, repair,
                                    maintenance, and technical records that are maintained with respect to the Aircraft, Airframe, Engines, APU, landing gears or parts (including, without limitation, all additions, renewals, revisions, and replacements of any such materials from time to time made, or required to be made, in accordance with the Maintenance Program and/or FAA regulations, and in each case in whatever form and by whatever means or medium such materials may be maintained or retained by or on behalf of Lessee (provided however that all such material shall be maintained in the English language).

                           (ii) All Parts, components and assemblies identified with safe-life, hard time or condition monitored limits (to the extent that such condition monitored items are to be tracked in accordance with the approved Maintenance Program) shall be provided with part number, serial number, their service histories, accumulated cycles and flight hours, safe-life, hard time or condition monitored limits and remaining service lives on a separate listing and where practicable, be physically verified as installed and have hard copy documentation (i.e., appropriate overhaul or serviceable vendor tags and work orders) to verify their service histories.

                           (iii) All components and assemblies, which are, identified on the maintenance records by part numbers and/or serial numbers other than the Manufacturer's or other manufacturer's shall be provided with two-way cross-reference listing necessary to establish complete traceability.

                           (iv) All documentation, flight records, and maintenance records as specified herein and as specified by Federal Aviation Regulations Sections 121.380, and, as applicable,
                                    Section 91.417 and 91.419 (or FAR's as
                                    amended), and which normally accompany the transfer of an aircraft or engine shall be delivered together with the Aircraft. In the event of missing or incomplete records, the tasks necessary to produce such complete records shall be accomplished in accordance with the Maintenance Program prior to return of the Aircraft.

                           (v) All documentation and records shall be in English and shall be made available for inspection in the location they are normally kept which location shall permit direct access to the Aircraft, at least 14 Business Days before the day of return of the Aircraft.

                           (vi) Any and all documentation, data, drawings, records and manuals as required to be maintained by the FAA and SMRD, shall be provided, regardless of whether such information is considered proprietary.

                           (vii) Hard Landing inspection reports, Lightning Strike inspection reports or High Intensity Radiated Field (HIRF) check reports as may be required should Aircraft records show evidence of any occurrence indicating such inspections or checks to be necessary.

                           (viii)   Corrosion Prevention & Control Program
                                    (CPCP) inspection findings and correction reports, as required by the Maintenance Program.

                  The head of Lessee's quality control department shall sign a statement certifying that the data and information contained in the documentation and records are true and correct.

                  (j) Exterior Markings - At time of return of the Aircraft, Lessee shall, at its cost remove from the exterior and interior of the Aircraft Lessee's operator specific exterior and interior markings. The area where such markings were removed or painted over shall be refurbished by Lessee as necessary to blend in with the surrounding surface in a good and workmanlike manner.

                  (k) Overhaul and Repair - All components, rotables, and assemblies (including the Engines, APU, and landing gears) shall be documented with work orders, vendor serviceable tags, 8130 tags, form 337, etc. to have been repaired or overhauled by FAA-certified repair stations in such manner so that such components, rotables, assemblies, Engines, APU, and landing gears are approved by the FAA for use on United States-registered and certified aircraft. All overhaul and repair procedures shall have met all FAA requirements necessary to transfer to a new operator under Part 121 of the U.S. Federal Aviation Regulations.

                  (l) Structural Repairs - All repairs that were performed since the Delivery Date and that then exist on the Aircraft shall conform to the SRM and the AMM and shall have FAA approval if required, including without limitation repairs related to impact damage to the Aircraft caused by ground handling equipment or foreign objects. All repairs not covered by the SRM or the AMM shall have been made in accordance with the Manufacturer's approval if required, which approval shall not be unreasonably be withheld and shall be provided with complete data and documentation to verify and substantiate their certification and methods of compliance. A complete listing of all repairs performed shall be supplied together with the Aircraft.

Section 2.        Condition of Airframe.

         On the day of return, the Aircraft shall be as follows:

                  (a) C Check Inspection - The Airframe shall have completed, within 100 flight hours of return, the next sequential "C" check or any multiple thereof. If the Aircraft has logged more than 100 flight hours since the last "C" check or any multiple thereof, then Lessee shall perform the next scheduled "C" check or any multiple thereof, as applicable. All observed defects observed during such C check shall be rectified at Lessee's expense, in accordance with the Maintenance Program;

                  (b) Structural and other scheduled Inspections - The Airframe shall have at least twelve (12) months, or two thousand (2,000) flight hours or cycles, whichever is applicable or most limiting, remaining before any scheduled structural tasks or maintenance inspections which are not included in (a) above. In the event that a structural task or maintenance inspection interval is less than the above, Lessee shall, at its expense, perform all such tasks immediately prior to return of the Aircraft;

                  (c) Landing Gear Life - The main Landing Gear and the nose Landing Gear shall have at least fifty percent (50%) of the cycles remaining prior to removal for overhaul in accordance with the Maintenance Program, and the landing gear total cycles since new ("TCSN") shall be no more than ten percent (10%) greater than the airframe TCSN;

                  (d) Brakes - The brakes shall have no less than the C check brake wear limits with the brakes set at normal parking break pressure. The tires shall have a remaining useful life of at least fifty percent (50%).

Section 3.        Condition of Controlled Components.

         Aircraft and Engine hour or cycle controlled components or parts, at time of return to Lessor, shall have remaining, as a minimum, one half life and/or fifty percent (50%) of the Lessee's approved hour or cycle limit, whichever is applicable or most limiting, before any scheduled removals for overhaul, test, disassembly or replacement. All components or parts controlled on a calendar basis shall have at least twelve (12) months or fifty percent (50%) of its total approved life in hours or cycles, if greater remaining before scheduled removal for testing, overhaul or replacement.

         However, if a component or part has a life, overhaul or check interval limit that is less than the above, Lessee shall, at its expense, perform all such tasks immediately prior to return. All such hour/cycle or calendar controlled components or parts are defined as those components or parts controlled under the Maintenance Program.

Section 4.        Condition of Installed Engines and APU.

         At time of return, each Engine shall be capable of certificated, full rated performance and its life limited parts ("LLP") will have at least fifty percent (50%) of cycles remaining before replacement.

                  (a) Time remaining - Each Engine shall have completed no more than two thousand five hundred (2,500) flight hours since new or since its last full performance restoration shop visit at which it was subject to a full engine management program rework, based on the reliability goals set out in Rolls-Royce Alison workscope guide, which currently state that the workscope is designed to give 30 degrees centigrade of exhaust gas temperature margin and 5,000 flight hours of on-wing life. To the extent that the shop workscope guide is amended in the future to include different reliability goals then the engine shall have at least fifty percent (50%) of the on-wing hours remaining in accordance with such amended shop workscope guide.

                  (b) Borescope Inspection - On each installed Engine an external visual inspection, accessory inventory check and video-taped borescope inspection in accordance with the requirements of the Maintenance Program shall be performed by Lessee or a designated representative as mutually agreed between Lessee and Lessor during the ground inspection per Section 7(a) of this Exhibit F-2 accompanied by a written report on the findings of such inspection herein and satisfactory evidence shall be provided to Lessor reflecting the correction of any discrepancies found during such inspection.

                  (c) Adverse Trend Data - Complete engine records, including but not limited to (i) Group A (Lifed) components (as listed in Engine Manufacturer's Time Limits Manual) as approved by the FAA and (ii) in flight performance data and (iii) shop visit reports from all shop visits, shall be made available to Lessor for review and evaluation. If the Aircraft and/or engine historical and maintenance records and/or trend monitoring indicate a rate of acceleration in performance deterioration or oil consumption on any installed engine beyond the limits of the Maintenance Program, the causes of such conditions shall have been corrected prior to the return date.

                  (d) Oil spectrum analysis - an oil spectrum analysis shall be made on the installed Engines after the Aircraft is removed from service and a written report shall be made available together with the Aircraft. Any discrepancy found in the engine's lubrication system shall have been corrected prior to the return date.

                  (e) APU Life -The installed APU shall have remaining at least fifty percent (50%) of the expected mean time before removal as evidenced by the Lessee's demonstrated on-wing last two years average for APU hours, before scheduled removal for overhaul, heavy maintenance, or replacement of hour limited or LCF parts at the time of return. The APU shall have a video taped borescope inspection and magnetic plug inspection during the ground inspection per Section 7(a) of this Exhibit F-2.

Section 5.        Provision for "Power-By-The Hour Agreements".

         If the Engines, APU, or any other hour or cycle controlled components on the day of return are maintained under valid PBH Agreements (as defined below) (and either have been maintained throughout the Term under PBH Agreements, or Lessee has made payments to the maintenance provider to cover the period in which such components where not under such PBH Agreements), under which the Lessee is current on all payments and otherwise in good standing, then, in lieu of the relevant requirements in Sections 2(c), 2(d), 3, 4(a) or 4(e) of this Exhibit F-2, the Lessee shall return each such component in such condition as shall make it eligible for continued maintenance under PBH Agreements, without additional costs, start-up charges, or overhaul requirements. For the purposes hereof, a "PBH Agreement" shall mean a "power-by-the-hour" maintenance program, provided by the Engines, APU or component manufacturer or its successor or designee, providing full maintenance (other than routine day-to-day maintenance; provided, that foreign-object damage and abuse may be excluded or separately charged) for the Engines, APU or such components at no cost other than standard per-cycle rates (i.e., excluding charges based on the current maintenance status of such component), all benefits of which program, including but not limited to the payments made by Lessee under such PBH Agreements while operating the Aircraft, shall be assignable or otherwise transferable to any other carrier without restrictions of any kind.

Section 6.        Return Condition Adjustment.

                  (a) Each item referred to in Sections 2(c), 2(d), 3, the first two lines of Section 4 and in Section 4(a) and 4(e) (each such item, an "Adjustable Item" and each such section, an "Adjustable Return Condition") may be returned with less than the required limits, subject, however, to the minimum requirements set forth in item (e) below.

                  (b) If the Lessee does not meet the conditions set forth for an Adjustable Item in the relevant Adjustable Return Condition then Lessee shall pay to the Lessor (for deficient condition) an Equivalency Payment in accordance with the following formula:

                                               [*]


--------
* Confidential

                                               [*]


                  The components of the formula above shall be as agreed between Lessor and the Lessee. If Lessor and the Lessee fail to reach agreement on any components of the above formula, such amount will be determined as the average price that would be charged by a third party to restore the Aircraft to the conditions required under the Lease and this Exhibit F-2, based on one quotation obtained by Lessor and one quotation obtained by Lessee, both from a reputable, FAA and Manufacturer-approved EMB-145 repair station in the United States. If the prices of such quotations differ by more than ten percent (10%), Lessor and Lessee shall obtain a third quotation from another reputable, FAA and Manufacturer-approved EMB-145 repair station in the United States, the quotation which is farthest from the average of all three quotations shall be disregarded and the average of the two remaining quotations shall be binding upon Lessor and Lessee as the components of the formula.

                  (c) The Equivalency Payment for each return condition of each Adjustable Item in the relevant Section referred to in the first paragraph of this Section 6, whether positive or negative, shall be aggregated in order to determine the total Equivalency Payment due from Lessee. (For clarification, items in more than the required condition shall be netted against items in less than the required condition when determining the amount of the total payment due, provided however that such netting is only applicable to the following major components: Engines, APU and landing gear). If the cumulative Equivalency Payment after such netting is negative, it shall be deemed to be zero.

                  (d) In no event shall the Equivalency Payment due from the Lessee to the Manufacturer exceed the aggregate amount of any payment and expenses that the Manufacturer may make under the Residual Value Guarantee Agreement.

                  (e) Notwithstanding the equivalency charges that may be otherwise payable or available under this Section 6, if:

                           (i) Any installed Engine has completed more than 3,750 flight hours since new or since its last full performance restoration shop visit at which it was subject to a full engine management program rework


----------
* Confidential

                                    (or less than twenty-five percent (25%) of the on-wing hours remaining in accordance with an amended RR Allison shop workscope guide),

                           (ii) Any Engine life limited part has a remaining useful life until the next scheduled replacement of less than twenty five percent (25%),

                           (iii) The APU has remaining less than twenty five (25%) of the expected mean time before removal,

                           (iv) The main landing gear or the nose landing gear has less than twenty five percent (25%) of the cycles remaining prior to removal for overhaul, or the cycles exceed one hundred and ten percent (110%) of the airframe, or

                           (v) The brakes have less than the C check brake wear limits with the brakes set at normal parking break pressure, or the tires have a remaining useful life of less than twenty five percent (25%), then, in any such case, Lessee shall, at its own cost and expense, overhaul, refurbish and/or replace each non-complying item so that it meets the applicable level specified in items
                  (i) through (v) above.

Section 7.        Inspection Upon Return

         Lessor shall have the right to inspect the Aircraft upon return, and the following conditions shall apply:

                  (a) Ground Inspection - The Aircraft including the Aircraft Documents shall be made available to Lessor for ground inspection by Lessor or its designee at Lessee's facilities. Such inspection shall commence no later than fourteen (14) Business Days prior to the date of return of the Aircraft. Lessee shall remove the Aircraft from scheduled service and open the areas of the Aircraft as required to perform the necessary checks as specified in Section 2 of this Exhibit F-2. In addition, Lessee shall allow Lessor to accomplish its inspection to determine that the Aircraft, including the Aircraft Documents are in the condition set forth in Sections 1, 2, 3 and 4 of this Exhibit F-2. During such checks, Lessor's personnel shall have the right to reasonably request that adjacent additional panels or areas be opened in order to allow further inspection by Lessor's personnel.

                  (b) Operational Ground Check - Lessee shall conduct an operations ground check on the Aircraft in accordance with the Maintenance Program manual criteria for the purpose of demonstrating to Lessor the satisfactory operation of the systems, including a full fuel tank leak check, pilot and static systems check and hydraulic system internal leak check.

                  (c) Operational Test Flight - The Aircraft shall be test flown by Lessee, using qualified flight test personnel, for the amount of time necessary to satisfactorily demonstrate the airworthiness of the Aircraft and the proper functioning of all systems and components in accordance with the agreed check flight procedures. During such test flight command, care, custody and control of the Aircraft shall remain at all times with Lessee. Up to five (5) of Lessor's designated representatives (or more if mutually agreed) may participate in such flight as observers. Upon completion of such operational flight-testing, the representatives of Lessee and Lessor participating in such testing shall agree in writing upon any discrepancies required to be corrected by Lessee in order to comply with the conditions required hereunder.

                  (d) Discrepancies - If requested by Lessor in writing, all discrepancies, which are noted during the inspection and acceptance flight(s), shall be corrected at Lessee's expense. If such discrepancies are substantiated by the Maintenance Program and Lessor determines that repairs, modifications or other work items are required to cause the Aircraft to comply with the requirements provided herein, including, without limitation, any maintenance required so that the Engines will meet all Engine parameters and trends specified by the Maintenance Program, Lessee shall cause such repairs and other work items to be commenced and completed prior to return.

Section 8.        Definitions.

         For the purpose of this Exhibit F-2, the following terms have the following meanings:

         APPRAISAL PROCEDURE: this procedure shall apply only if Owner Participant provides a Residual Notice pursuant to Section 13(b)(iii) of the Lease and shall be used in such case to determine the Fair Market Sales Value of the Aircraft as herein provided. Manufacturer, Owner Participant and Lessee shall, within thirty (30) calendar days after Owner Participant has delivered a Residual Notice, each obtain appraisal values from a recognized independent appraiser (one to be selected by Manufacturer, one by Owner Participant, and one by Lessee), and the average value as determined by the appraisers shall be binding on Manufacturer, Owner Participant and Lessee; provided that if the value or values determined by one or more of the appraisers differs from the average of the values determined by all three appraisers by more than five percent (5%) of such average, the value which differs the most from such average shall be excluded, and the average of the values determined by the other two appraisers shall be binding on Manufacturer, Owner Participant and Lessee. Manufacturer, Owner Participant and Lessee shall each pay its own appraiser. Each appraiser must be associated with a professional organization of aircraft appraisers and each appraisal shall be conducted pursuant to ISTAT 1994 (or any successor) appraisal methods, definitions and assumptions. Fair Market Sales Value as determined hereunder shall mean the value that would be obtained in an arms'-length transaction between an informed and willing buyer-user (other than a lessee currently in possession or a used equipment dealer) under no compulsion to buy and an informed and willing seller under no compulsion to sell. In determining Fair Market Sales Value, it will be assumed that the Aircraft is in the condition, location and overhaul status in which it is required to be returned to the Lessor pursuant to Section 12 of the Lease, that Exhibit F-2 of the Lease will apply, that the Lessee has removed all Parts which it is entitled to remove pursuant to Section 7 of the Lease and that the Aircraft is not encumbered by the Lease or any Lien.

         APU shall mean the auxiliary power unit installed on the Airframe on the Delivery Date, and any substitute APU which may from time to time be substituted therefor pursuant to the terms of the Lease.

         MAINTENANCE PROGRAM: means the Lessee's maintenance program as originally agreed between the Manufacturer and Lessee, as such program may be from time to time amended and supplemented by Lessee and which
         (i) shall have been approved by the FAA, (ii) shall fully comply with the requirements of the FAA for the EMB-145 and Rolls-Royce Allison AE3007A1 aero engines (or an improved model, as the case may be) installed thereon, and (iii) shall incorporate the requirements of the EMB-145 Scheduled Maintenance Requirements Document Part 1 ("SMRD"), the Aircraft Maintenance Manual ("AMM"), the Structural Repair Manual ("SRM"), the Corrosion Prevention and Correction Program ("CPCP") and the Original Equipment Manufacturers' ("OEMs") maintenance manuals, (all of the foregoing as from time to time amended or supplemented), the Service Newsletters and the service bulletins issued by the Manufacturer and all OEMs.

         CALENDAR CONTROLLED COMPONENTS OR PARTS: those components or parts, which are identified in the MRB Report which have maintenance tasks at specific calendar-time intervals.

         CYCLE-CONTROLLED COMPONENTS OR PARTS: those components or parts, which are identified in the MRB Report which have maintenance tasks at specific flight-cycle intervals.

         HOUR-CONTROLLED COMPONENTS OR PARTS: those components or parts, which are identified in the MRB Report which have maintenance tasks at specific flight-hour intervals.

         LIFE CYCLE FATIGUE ("LCF") PARTS: those rotating parts which have specific cycle limits as specified by the manufacturer to preclude cycle fatigue failures.

         MAINTENANCE REVIEW BOARD REPORT ("MRB REPORT"): the report published by the maintenance review board detailing the intervals and description of the maintenance tasks and, where applicable, the life limits required for continued airworthiness of the Aircraft. Where the intervals specified in the MRB Report differ from the limit specified by the component manufacturer, the MRB Report shall take precedence.

         TERMINATING ACTION: the alteration or modification of the Aircraft in accordance with mandatory service bulletins, orders, airworthiness directives, and instructions required to eliminate repetitive inspections or maintenance action.

NOTE TO EXHIBIT 10.26

The 12 additional Lease Agreements are substantially identical in all material respects to the filed Lease Agreement except as follows:


------------------------------------- ----------------------------------- -----------------------------------
            TAIL NUMBER                          CLOSING DATE                     OWNER-PARTICIPANT

------------------------------------- ----------------------------------- -----------------------------------
N289SK                                           July, 2001                General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N290SK                                           July, 2001                General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N291SK                                          August, 2001               General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N292SK                                          August, 2001               General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N293SK                                         September, 2001             General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N294SK                                         September, 2001             General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N295SK                                          November, 2001             Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N297SK                                          November, 2001             Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N298SK                                          October, 2001              Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N299SK                                          November, 2001             Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N370SK                                          November, 2001             Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N371SK                                          November, 2001             Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------